                                   GMO TRUST

     GMO TRUST (the "Trust"), 40 Rowes Wharf, Boston, Massachusetts 02110, is an open-end management investment company offering thirty-one (31) separate portfolios with this Prospectus (collectively, the "FUNDS"). The Trust currently offers two additional portfolios pursuant to separate prospectuses. Each Fund has its own investment objective and strategies. GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "MANAGER" or "GMO") is the investment manager for each of the Funds. The Manager has a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to management of the GMO Emerging Markets Fund and the GMO Evolving Countries Fund. The Trust offers "diversified" and "non-diversified" portfolios, as defined in the Investment Company Act of 1940 (the "1940 Act"). The definition and potential risks of "non-diversified" portfolios are discussed under "Description and Risks of Fund Investments -- Diversified and Non-Diversified Portfolios." A TABLE OF CONTENTS APPEARS ON PAGE 7 OF THIS PROSPECTUS. Brief descriptions of the Funds begin on page 2.

                                   GMO FUNDS

     DOMESTIC EQUITY FUNDS        INTERNATIONAL EQUITY FUNDS            FIXED INCOME FUNDS           ASSET ALLOCATION FUNDS
  U.S. Core Fund                International Core Fund            Domestic Bond Fund             International Equity
  Tobacco-Free Core Fund        Currency Hedged                    U.S. Bond/Global Alpha A Fund  Allocation Fund
  Value Fund                    International Core Fund            U.S. Bond/Global Alpha B Fund  World Equity Allocation
  Growth Fund                   Foreign Fund                       International Bond Fund        Fund
  U.S. Sector Fund              International Small                Currency Hedged                Global (U.S.+) Equity
  Small Cap Value Fund          Companies Fund                     International Bond Fund        Allocation Fund
  Small Cap Growth Fund         Japan Fund                         Global Bond Fund               Global Balanced Allocation
  Fundamental Value Fund        Emerging Markets Fund              Emerging Country Debt Fund     Fund
  REIT Fund                     Evolving Countries Fund            Short-Term Income Fund
                                Global Properties Fund             Global Hedged Equity Fund
                                                                   Inflation Indexed Bond Fund

                                MULTIPLE CLASSES

     Each Fund offers up to three CLASSES of shares. All Funds offer CLASS III SHARES, and certain Funds also offer CLASS II and/or CLASS IV SHARES. Eligibility for the classes is generally based on the total amount of assets that a client has invested with GMO (with Class II requiring the least total assets and Class IV the most), with certain special eligibility requirements for Class IV Shares, all as described more fully herein. See "Multiple Classes -- Eligibility for Classes."

     NOTE: CLASS III SHARES ARE THE CONTINUATION OF THE TRUST'S SINGLE CLASS OF SHARES THAT EXISTED PRIOR TO JUNE 1, 1996, AND BEAR THE SAME TOTAL OPERATING EXPENSES AS THAT ORIGINAL CLASS OF SHARES.

     The classes differ solely with regard to the level of SHAREHOLDER SERVICE FEE borne by the class, as described briefly below and in more detail elsewhere in this Prospectus. ALL CLASSES OF A FUND HAVE AN INTEREST IN THE SAME UNDERLYING ASSETS, ARE MANAGED BY GMO, AND PAY THE SAME INVESTMENT MANAGEMENT FEE.

                               INVESTMENT MANAGER
                                      GMO
                     Grantham, Mayo, Van Otterloo & Co. LLC

            CLIENT SERVICE PROVIDER                                  SHAREHOLDER SERVICE FEE
                      GMO                                 The level of Shareholder Service Fee for each
                                                             class is set forth at the bottom of the
              Tel.: (617) 330-7500                        following page and described more fully under
              Fax: (617) 439-4192                        "Multiple Classes -- Shareholder Service Fees."

     This Prospectus concisely describes the information which investors ought to know before investing. Please read this Prospectus carefully and keep it for further reference. A Statement of Additional Information dated June 30, 1998, as revised from time to time, is available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling (617) 790-5000. The Statement, which contains more detailed information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

     THE EMERGING COUNTRY DEBT FUND MAY INVEST WITHOUT LIMIT IN, THE GLOBAL BOND, INTERNATIONAL BOND, INFLATION INDEXED BOND, CURRENCY HEDGED INTERNATIONAL BOND, U.S. BOND/GLOBAL ALPHA A AND U.S. BOND/GLOBAL ALPHA B FUNDS MAY EACH INVEST UP TO 25% OF THEIR NET ASSETS IN, THE GLOBAL PROPERTIES FUND MAY INVEST UP TO 20% OF ITS NET ASSETS IN, AND THE DOMESTIC BOND, REIT, CURRENCY HEDGED INTERNATIONAL CORE AND FOREIGN FUNDS MAY EACH INVEST UP TO 5% OF THEIR NET ASSETS IN, LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. PLEASE SEE "DESCRIPTION AND RISKS OF FUND INVESTMENTS -- LOWER RATED SECURITIES."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                         JUNE 30, 1998

                                GMO MUTUAL FUNDS

     The Funds offered by this Prospectus are described briefly below and in more detail throughout this Prospectus. The Funds can generally be classified as Domestic Equity Funds, International Equity Funds and Fixed Income Funds. The Trust also offers four Asset Allocation Funds that invest in varying amounts in other Funds of the Trust.

  DOMESTIC EQUITY FUNDS

     The Trust offers the following nine domestic equity portfolios, which are collectively referred to as the "DOMESTIC EQUITY FUNDS."

     GMO U.S. CORE FUND (the "U.S. CORE FUND") is a diversified portfolio that seeks a total return greater than that of the Standard & Poor's 500 Stock Index (the "S&P 500") through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index (the "Wilshire 5000") and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange (the "Large Cap 1200").

     GMO TOBACCO-FREE CORE FUND (the "TOBACCO-FREE CORE FUND") is a diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200 which are not Tobacco Producing Issuers. A "Tobacco Producing Issuer" is an issuer which derives more than 10% of its gross revenues from the production of tobacco-related products.

     GMO VALUE FUND (the "VALUE FUND") is a non-diversified portfolio that seeks a total return greater than that of the Russell 1000 Value Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200. Strong consideration is given to common stocks whose current prices, in the opinion of the Manager, do not adequately reflect the ongoing business value of the underlying company.

     GMO GROWTH FUND (the "GROWTH FUND") is a non-diversified portfolio that seeks long-term growth of capital through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in the equity securities of companies chosen from the Large Cap 1200. Current income is only an incidental consideration.

     GMO U.S. SECTOR FUND (the "U.S. SECTOR FUND") is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 through investment in common stocks, either directly or through investment in other Funds of the Trust. Substantially all of its assets will be invested in or exposed to equity securities chosen from the Wilshire 5000 and primarily in common stocks chosen from among the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange, and/or shares of other Domestic Equity Funds.

     GMO SMALL CAP VALUE FUND (the "SMALL CAP VALUE FUND") (formerly the GMO Core II Secondaries Fund) is a diversified portfolio that seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Current income is only an incidental consideration.

--------------------------------------------------------------------------------

                                CLASSES AND FEES
       CLASS II AND CLASS III SHARES:

    U.S. CORE FUND, INTERNATIONAL CORE FUND
        AND FOREIGN FUND (COLLECTIVELY,                  ELIGIBILITY          SHAREHOLDER
             THE "CLASS II FUNDS")                      REQUIREMENT*         SERVICE FEE**
    ---------------------------------------             ------------         -------------
     Class II                                            $ 1 million             0.22%
     Class III                                           $35 million             0.15%

             ASSET ALLOCATION FUNDS
             ----------------------
     Class III                                           $ 1 million             0.00% ***

            ALL OTHER FUNDS (EXCEPT
               CLASS II FUNDS AND
            ASSET ALLOCATION FUNDS)
            -----------------------
     Class III                                           $ 1 million             0.15%

                CLASS IV SHARES:
                ----------------
     U.S. Core Fund                               $125 million/$250 million      0.105%
     International Core Fund                      $125 million/$250 million      0.09%
     Foreign Fund                                     N/A/$250 million           0.09%
     Currency Hedged International
       Core Fund                                  $125 million/$250 million      0.09%
     Emerging Markets Fund                        $125 million/$250 million      0.105%
     Emerging Country Debt Fund                   $125 million/$250 million      0.10%

---------------
   * A more detailed explanation of eligibility criteria is provided on page 4 and under "Multiple Classes -- Eligibility for Classes."

  ** As noted above, all classes of shares of a Fund pay the same investment management fee.

 *** The Asset Allocation Funds will indirectly bear an additional Shareholder
     Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class III Shares of the Asset Allocation Funds is the same as that borne by Class III Shares of the other Funds. See "Investment Objectives and Policies -- Asset Allocation Funds."

     GMO SMALL CAP GROWTH FUND (the "SMALL CAP GROWTH FUND") is a non-diversified portfolio that seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Current income is only an incidental consideration.

     GMO FUNDAMENTAL VALUE FUND (the "FUNDAMENTAL VALUE FUND") is a diversified portfolio that seeks long-term capital growth through investment primarily in equity securities. Consideration of current income is secondary to this principal objective.

     GMO REIT FUND (the "REIT FUND") is a non-diversified portfolio that seeks maximum total return through investment primarily in real estate investment trusts ("REITs").

  INTERNATIONAL EQUITY FUNDS

     The Trust offers the following eight international equity portfolios, which are collectively referred to as the "INTERNATIONAL EQUITY FUNDS."

     GMO INTERNATIONAL CORE FUND (the "INTERNATIONAL CORE FUND") is a diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers.

     GMO CURRENCY HEDGED INTERNATIONAL CORE FUND (the "CURRENCY HEDGED INTERNATIONAL CORE FUND") is a non-diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's foreign currency positions. The Fund has similar policies to the International Core Fund, except that the Currency Hedged International Core Fund will maintain currency hedges with respect to a substantial portion of the foreign currency exposure represented in the Fund's benchmark while the International Core Fund will generally hedge only a limited portion of the currency exposure of that benchmark.

     GMO FOREIGN FUND (the "FOREIGN FUND") is a non-diversified portfolio that seeks maximum total return through investment in a portfolio of equity securities of non-U.S. issuers.

     GMO INTERNATIONAL SMALL COMPANIES FUND (the "INTERNATIONAL SMALL COMPANIES FUND") is a diversified portfolio that seeks maximum total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country.

     GMO JAPAN FUND (the "JAPAN FUND") is a non-diversified portfolio that seeks maximum total return through investment in Japanese securities, primarily in common stocks of Japanese companies.

     GMO EMERGING MARKETS FUND (the "EMERGING MARKETS FUND") is a non-diversified portfolio that seeks long term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

     GMO EVOLVING COUNTRIES FUND (the "EVOLVING COUNTRIES FUND") is a non-diversified portfolio that seeks long term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of certain newly industrialized countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

     GMO GLOBAL PROPERTIES FUND (the "GLOBAL PROPERTIES FUND") is a non-diversified portfolio that seeks long term capital growth primarily through investment in securities of issuers throughout the world which are engaged in or related to the real estate industry or which own significant real estate assets. Consideration of current income is secondary to this principal objective.

  FIXED INCOME FUNDS

     The Trust offers the following ten domestic and international fixed income portfolios, which are collectively referred to as the "FIXED INCOME FUNDS."

     GMO DOMESTIC BOND FUND (the "DOMESTIC BOND FUND") is a non-diversified portfolio that seeks high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments).

     GMO U.S. BOND/GLOBAL ALPHA A FUND (the "U.S. BOND/GLOBAL ALPHA A FUND") is a non-diversified portfolio that seeks high total return primarily through investment in investment-grade bonds (including convertible bonds) issued by the U.S. government, its agencies and instrumentalities, as well as those issued by a wide range of private U.S. issuers. The Fund also expects to invest in debt securities (bonds and loans) of Emerging Countries and foreign bonds, and may hedge some or all of its exposure to domestic or foreign markets including foreign currency exposure.

     GMO U.S. BOND/GLOBAL ALPHA B FUND (the "U.S. BOND/GLOBAL ALPHA B FUND") is a non-diversified portfolio with the same investment objective and policies as the U.S. Bond/Global Alpha A Fund except that the U.S. Bond/Global Alpha B Fund will not invest in debt securities of Emerging Countries.

     GMO INTERNATIONAL BOND FUND (the "INTERNATIONAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the international fixed income securities market generally.

     GMO CURRENCY HEDGED INTERNATIONAL BOND FUND (the "CURRENCY HEDGED INTERNATIONAL BOND FUND") is a non-diversified portfolio with the same investment objectives and policies as the International Bond Fund except that the Currency Hedged International Bond Fund will generally attempt to hedge substantially all of its foreign currency risk while the International Bond Fund will generally not hedge any of its foreign currency risk. Despite the otherwise identical objectives and policies, the composition of the two portfolios may differ substantially at any given time.

     GMO GLOBAL BOND FUND (the "GLOBAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the global fixed income securities market generally.

     GMO EMERGING COUNTRY DEBT FUND (the "EMERGING COUNTRY DEBT FUND") is a non-diversified portfolio that seeks high total return by investing primarily in sovereign debt (bonds and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as any country located in Europe which is not in the European Community ("Emerging Countries").

     GMO SHORT-TERM INCOME FUND (the "SHORT-TERM INCOME FUND") is a non-diversified portfolio that seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high quality short-term instruments. The Short-Term Income Fund intends to invest in short-term securities, but it is not a "money market fund."

     GMO GLOBAL HEDGED EQUITY FUND (the "GLOBAL HEDGED EQUITY FUND") is a non-diversified portfolio that seeks total return consistent with minimal exposure to general equity market risk, either directly or through investment in other Funds of the Trust.

     GMO INFLATION INDEXED BOND FUND (the "INFLATION INDEXED BOND FUND") is a non-diversified portfolio that seeks maximum total return by investing primarily in foreign and U.S. government bonds that are indexed or otherwise linked to general measures of inflation in the country of issue. The availability of such bonds is currently limited to a small number of countries.

  ASSET ALLOCATION FUNDS

     The Trust offers the following four asset allocation portfolios (the "ASSET ALLOCATION FUNDS"). The Asset Allocation Funds operate as "funds of funds" in that, pursuant to management provided by the Manager, these Funds make investments in other Funds of the Trust.

     GMO INTERNATIONAL EQUITY ALLOCATION FUND (the "INTERNATIONAL EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO EAFE-Lite Extended benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.

     GMO WORLD EQUITY ALLOCATION FUND (the "WORLD EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO World-Lite Extended benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.

     GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND (the "GLOBAL (U.S.+) EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO Global (U.S.+) Equity benchmark, which has a greater weighting of U.S. stocks (S&P 500) than the GMO World-Lite Extended benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.

     GMO GLOBAL BALANCED ALLOCATION FUND (the "GLOBAL BALANCED ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO Global Balanced benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity, International Equity and Fixed Income Funds of the Trust.
------------------------------------------------------------

Investors should consider the risks associated with an investment in the Funds. For information concerning the types of investment practices in which a particular Fund may engage, see "Investment Objectives and Policies." For more information concerning such investment practices and their associated risks, see "Description and Risks of Fund Investments."
------------------------------------------------------------

CLASS ELIGIBILITY

     For full details of the class eligibility criteria summarized below and an explanation of how conversions between classes will occur, see "Multiple Classes --Eligibility for Classes" and "Multiple Classes -- Conversions Between Classes."

CLASS II SHARES:

     Class II Shares are currently being offered only for the following GMO
Funds: U.S. Core Fund, International Core Fund and Foreign Fund (collectively, the "Class II Funds"). Class II Shares are available to any investor who (i) had less than $7 million (but more than $0) under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of between $1 million and $35 million. Class II Shares bear a Shareholder Service Fee of 0.22% of average daily net assets.

CLASS III SHARES:

     Class III Shares are generally available to any investor who (i) had at least $7 million under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of at least

$35 million. In addition, Class III Shares of GMO Funds other than the Class II Funds (as defined above) are currently available to any investor with a Total Investment of at least $1 million. Class III Shares bear a Shareholder Service Fee of 0.15% of average daily net assets. Note: Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Class III Shares bear the same rate of total operating expenses as they did before the redesignation.

CLASS IV SHARES

     Class IV Shares are currently being offered only for the following GMO
Funds: U.S. Core Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, Emerging Markets Fund and Emerging Country Debt Fund (collectively, the "Class IV Funds"). Class IV Shares are available to accommodate clients who have very large amounts under GMO's management. Class IV Shares bear lower Shareholder Service Fees than Class III Shares to reflect the lower cost of servicing such large accounts as a percentage of assets. See "Multiple Classes -- Eligibility for Classes" and "Multiple Classes -- Conversions Between Classes" for full details of the eligibility criteria for Class IV Shares (which work differently than that for Class II and Class III Shares).

     Purchasers of all classes of shares should follow purchase instructions described under "Purchase of Shares" and direct questions to the Trust at (617) 330-7500.

                             BENCHMARKS AND INDEXES

     As is evident throughout this Prospectus, many of the Funds are managed and/or meant to be measured relative to a specified index or benchmark. Some general information about these benchmarks and indexes is provided in the table below. While Funds may be managed or measured relative to these benchmarks or indexes, it is important to note that none of the Funds is managed as an "index fund" or "index-plus fund," and the actual composition of a Fund's portfolio may and will differ substantially from that of its benchmark. It is also important to note that the Manager may change a Fund's specified index or benchmark from time to time.

     NOTE: Some Funds are managed against currency hedged versions of some of the indexes below. In such cases, the benchmark is calculated with the assumption that any gains or losses incurred due to changes in the value of the foreign currencies in which the securities comprising the index are denominated relative to the U.S. dollar are offset by gains and losses on fully effective currency hedging transactions. While these Funds expect to be measured against such an index, the Funds (including those identified as "currency hedged") will take active currency positions relative to the hedged benchmark. Such positions may be created directly, through currency or forward currency positions, or indirectly, by overweighting the investment in securities denominated in that currency without a corresponding increase in the level of currency hedging.

        ABBREVIATION                   FULL NAME              SPONSOR OR PUBLISHER                  DESCRIPTION
        ------------                   ---------              --------------------                  -----------
S&P 500                       Standard & Poor's 500 Stock   Standard & Poor's         Well-known, independently maintained and
                                Index                         Corporation               published U.S. large capitalization
                                                                                        stock index
Wilshire 5000                 Wilshire 5000 Stock Index     Wilshire Associates,      Independently maintained and published
                                                              Inc.                      broadly populated U.S. stock index
Lehman Brothers               Lehman Brothers Government    Lehman Brothers           Well-known, independently maintained and
  Government                    Bond Index                                              published government bond index,
                                                                                        regularly used as a comparative fixed
                                                                                        income benchmark
EAFE                          Morgan Stanley Capital        Morgan Stanley Capital    Well-known, independently maintained and
                                International Europe,         International             published large capitalization
                                Australia and Far East                                  international stock index
                                Index
EAFE-Lite                     GMO EAFE-Lite Index           GMO                       A modification of EAFE where GMO reduces
                                                                                        the market capitalization of Japan by
                                                                                        40% relative to EAFE
EAFE-Lite Extended            GMO EAFE-Lite                 GMO                       A modification of EAFE-Lite where GMO
                                Extended Index                                          adds those additional countries
                                                                                        represented in the IFC Investable
                                                                                        Index
MSCI World                    Morgan Stanley Capital In-    Morgan Stanley Capital    An independently maintained and
                                ternational World Index       International             published global (including U.S.)
                                                                                        equity index
GMO World-Lite Extended       GMO World-Lite Extended       GMO                       A modification of MSCI World where GMO
                                Index                                                   reduces the market capitalization of
                                                                                        Japan by 40% relative to MSCI World
                                                                                        and adds those additional countries
                                                                                        represented in the IFC Investable
                                                                                        Index
GMO Global (U.S. +) Equity    GMO Global (U.S.+)            GMO                       A composite benchmark computed by GMO
  Index                         Equity Index                                            and comprised 75% by S&P 500 and 25%
                                                                                        by EAFE-Lite Extended

        ABBREVIATION                   FULL NAME              SPONSOR OR PUBLISHER                  DESCRIPTION
        ------------                   ---------              --------------------                  -----------
GMO Global Balanced Index     GMO Global Balanced           GMO                       A composite benchmark computed by GMO
                                Index                                                   and comprised 48.75% by S&P 500,
                                                                                        16.25% by EAFE-Lite Extended and 35%
                                                                                        by Lehman Brothers Aggregate Bond
                                                                                        Index
MSRI                          Morgan Stanley REIT           Morgan Stanley & Co.,     Well-known, independently maintained and
                                Index                         Inc.                      published equity real estate index
Salomon Smith Barney          Salomon Smith Barney          Salomon Smith Barney      Independently maintained and published
  3 Month T-Bill Index          3 Month Treasury-Bill                                   short-term bill index
                                Index
J.P. Morgan Non-U.S.          J.P. Morgan Non-U.S.          J.P. Morgan               Independently maintained and published
  Government Bond Index         Government Bond Index                                   index composed of non-U.S. government
                                                                                        bonds with maturities of one year or
                                                                                        more
J.P. Morgan Non-U.S.          J.P. Morgan Non-U.S.          J.P. Morgan               Independently maintained and published
  Government Bond Index         Government Bond Index                                   index composed of non-U.S. government
  (Hedged)                      (Hedged)                                                bonds with maturities of one year or
                                                                                        more that are currency-hedged into
                                                                                        U.S. dollars
J.P. Morgan Global Gov-       J.P. Morgan Global Gov-       J.P. Morgan               Independently maintained and published
  ernment Bond Index            ernment Bond Index                                      index composed of government bonds of
                                                                                        14 developed countries, including the
                                                                                        U.S., with maturities of one year or
                                                                                        more
J.P. Morgan Emerging Markets  J.P. Morgan Emerging Market   J.P. Morgan               Independently maintained and published
  Bond Index+                   Bond Index Plus                                         index composed of debt securities of
                                                                                        14 countries, which includes Brady
                                                                                        bonds, sovereign debt, local debt and
                                                                                        Eurodollar debt, all of which are
                                                                                        dollar denominated
Lehman Brothers Aggregate     Lehman Brothers Aggregate     Lehman Brothers           Well-known, independently maintained and
  Bond Index                    Bond Index                                              published index comprised of fixed
                                                                                        rate debt issues, having a maturity of
                                                                                        at least one year, rated investment
                                                                                        grade or higher by Moody's Investors
                                                                                        Service, Standard & Poor's Corpo-
                                                                                        ration, or Fitch Investors Service
World Equity Property In-     Salomon Smith Barney World    Salomon Smith Barney      Independently maintained and published
  dustry Index                  Equity Property Industry                                broadly populated global real estate
                                Index                                                   stock index; includes companies
                                                                                        exceeding $50 million in market
                                                                                        capitalization in 19 countries
Russell 1000 Growth Index     Russell 1000 Growth Index     Frank Russell Company     Independently maintained and published
                                                                                        index composed of the 1,000 largest
                                                                                        U.S. companies based on total market
                                                                                        capitalization with higher
                                                                                        price-to-book ratios and higher
                                                                                        forecasted growth values
Russell 1000 Value Index      Russell 1000 Value Index      Frank Russell Company     Independently maintained and published
                                                                                        index composed of the 1,000 largest
                                                                                        U.S. companies based on total market
                                                                                        capitalization with lower
                                                                                        price-to-book ratios and lower
                                                                                        forecasted growth values
Russell 2500 Growth Index     Russell 2500 Growth Index     Frank Russell Company     Independently maintained and published
                                                                                        index composed of the bottom 2,500 of
                                                                                        the 3,000 largest U.S. companies based
                                                                                        on total market capitalization with
                                                                                        higher price-to-book ratios and higher
                                                                                        forecasted growth values
Russell 2500 Value Index      Russell 2500 Value Index      Frank Russell Company     Independently maintained and published
                                                                                        index composed of the bottom 2,500 of
                                                                                        the 3,000 largest U.S. companies based
                                                                                        on total market capitalization with
                                                                                        lower price-to-book ratios and lower
                                                                                        forecasted growth values
IFC Investable                IFC Investable Composite      International Finance     Independently maintained and published
                                Index                         Corporation               emerging market stock index
MSCI Japan                    MSCI Japan Index              Morgan Stanley Capital    Independently maintained and published
                                                              International             equity index that attempts to capture
                                                                                        60% of the market capitalization in
                                                                                        Japan
Lehman Brothers Treasury      Lehman Brothers Treasury      Lehman Brothers           Independently maintained and published
  Inflation Notes Index         Inflation Notes Index                                   index of inflation-indexed linked U.S.
                                                                                        Treasury securities

                               TABLE OF CONTENTS

SCHEDULE OF FEES AND EXPENSES....................    8
FINANCIAL HIGHLIGHTS.............................   16
INVESTMENT OBJECTIVES AND POLICIES...............   37
  DOMESTIC EQUITY FUNDS..........................   37
    U.S. Core Fund...............................   37
    Tobacco-Free Core Fund.......................   37
    Value Fund...................................   38
    Growth Fund..................................   39
    U.S. Sector Fund.............................   39
    Small Cap Value Fund.........................   40
    Small Cap Growth Fund........................   41
    Fundamental Value Fund.......................   41
    REIT Fund....................................   42
  INTERNATIONAL EQUITY FUNDS.....................   43
    International Core Fund......................   43
    Currency Hedged International Core Fund......   44
    Foreign Fund.................................   45
    International Small Companies Fund...........   46
    Japan Fund...................................   47
    Emerging Markets Fund........................   47
    Evolving Countries Fund......................   49
    Global Properties Fund.......................   50
  FIXED INCOME FUNDS.............................   51
    Domestic Bond Fund...........................   52
    U.S. Bond/Global Alpha A Fund................   52
    U.S. Bond/Global Alpha B Fund................   53
    International Bond Fund......................   54
    Currency Hedged International Bond Fund......   55
    Global Bond Fund.............................   56
    Emerging Country Debt Fund...................   57
    Short-Term Income Fund.......................   58
    Global Hedged Equity Fund....................   59
    Inflation Indexed Bond Fund..................   62
  ASSET ALLOCATION FUNDS.........................   63
    International Equity Allocation Fund.........   63
    World Equity Allocation Fund.................   64
    Global (U.S.+) Equity Allocation Fund........   64
    Global Balanced Allocation Fund..............   64
DESCRIPTION AND RISKS OF FUND INVESTMENTS........   65
    Portfolio Turnover...........................   65
    Diversified and Non-Diversified Portfolios...   65
    Certain Risks of Foreign Investments.........   65
         General.................................   65
         Emerging Markets........................   66
         Direct Investment in Russian
           Securities............................   66
    Securities Lending...........................   66
    Depository Receipts..........................   67
    Convertible Securities.......................   67
    Futures and Options..........................   67
         Options.................................   67
         Writing Covered Options.................   67
         Futures.................................   69
         Index Futures...........................   69
         Interest Rate Futures...................   70
         Options on Futures Contracts............   70
    Uses of Options, Futures and Options on
      Futures....................................   70
         Risk Management.........................   70
         Hedging.................................   71
         Investment Purposes.....................   71
         Synthetic Sales and Purchases...........   71
    Swap Contracts and Other Two-Party
      Contracts..................................   72
         Swap Contracts..........................   72
         Interest Rate and Currency Swap
           Contracts.............................   72
         Equity Swap Contracts and Contracts for
           Differences...........................   72
         Interest Rate Caps, Floors and
           Collars...............................   73
    Foreign Currency Transactions................   73
    Repurchase Agreements........................   75
    Debt and Other Fixed Income Securities
      Generally..................................   75
    Temporary High Quality Cash Items............   75
    U.S. Government Securities and Foreign
      Government Securities......................   75
    Mortgage-Backed and Other Asset-Backed
      Securities.................................   76
         Collateralized Mortgage Obligations
           ("CMOs"); Strips and Residuals........   76
    Adjustable Rate Securities...................   76
    Lower Rated Securities.......................   77
    Brady Bonds..................................   77
    Zero Coupon Securities.......................   77
    Indexed Securities...........................   77
    Firm Commitments.............................   78
    Loans, Loan Participations and Assignments...   78
    Reverse Repurchase Agreements and Dollar Roll
      Agreements.................................   79
    Illiquid Securities..........................   79
    Special Asset Allocation Fund
      Considerations.............................   79
    Special Year 2000 Risk Considerations........   79
ADDITIONAL INVESTMENT RESTRICTIONS...............   79
    Fundamental Restrictions.....................   79
    Non-Fundamental Restrictions.................   81
MULTIPLE CLASSES.................................   81
    Shareholder Service Fees.....................   81
    Eligibility for Classes......................   82
    Conversions Between Classes..................   83
PURCHASE OF SHARES...............................   83
    Purchase Procedures..........................   84
REDEMPTION OF SHARES.............................   85
DETERMINATION OF NET ASSET VALUE.................   86
DISTRIBUTIONS....................................   86
TAXES............................................   87
    Withholding on Distributions to Foreign
      Investors..................................   88
    Foreign Tax Credits..........................   88
    Tax Implications of Certain Investments......   88
    Loss of Regulated Investment Company
      Status.....................................   89
MANAGEMENT OF THE TRUST..........................   89
ORGANIZATION AND CAPITALIZATION OF THE TRUST.....   91
CERTAIN FINANCIAL INFORMATION RELATING TO THE GMO
  FOREIGN FUND...................................   91
APPENDIX A.......................................   93
    RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND
      SWAPS......................................   93
    Limitations on the Use of Options and Futures
      Portfolio Strategies.......................   93
    Risk Factors in Options Transactions.........   93
    Risk Factors in Futures Transactions.........   93
    Risk Factors in Swap Contracts, OTC Options
      and Other Two-Party Contracts..............   94
    Additional Regulatory Limitations on the Use
      of Futures and Related Options, Interest
      Rate Floors, Caps and Collars and Interest
      Rate and Currency Swap Contracts...........   94
APPENDIX B.......................................   96
  COMMERCIAL PAPER AND CORPORATE DEBT RATINGS....   96
    Commercial Paper Ratings.....................   96
    Corporate Debt Ratings.......................   96
    Standard & Poor's Corporation................   96
    Moody's Investors Service, Inc. .............   96

                         SCHEDULE OF FEES AND EXPENSES

-----------------------------------------------------------------------------------------------------
                                   Shareholder
      GMO Fund Name            Transaction Expenses                Annual Operating Expenses
-----------------------------------------------------------------------------------------------------

                           Cash Purchase    Redemption       Inv.
                           Premium (as a    Fees (as a      Mgmt.      Share-
                            percentage      percentage    Fees after   Holder                 TOTAL
                             of amount      of amount        Fee       Service    Other     OPERATING
                           invested)(1)    redeemed)(1)     Waiver       Fee     Expenses   EXPENSES
 DOMESTIC EQUITY FUNDS
  U.S. CORE FUND
      Class II                 0.14%(3)         None        0.31%(9)    0.22%(2)  0.02%(9)    0.55%(9)
      Class III                0.14%(3)         None        0.31%(9)    0.15%(2)  0.02%(9)    0.48%(9)
      Class IV                 0.14%(3)         None        0.31%(9)   0.105%(2)  0.02%(9)   0.435%(9)
  TOBACCO-FREE
    CORE FUND
      Class III                0.14%(3)         None        0.22%(9)    0.15%(2)  0.11%(9)    0.48%(9)
  VALUE FUND
      Class III                0.14%(3)         None        0.41%(9)    0.15%(2)  0.05%(9)    0.61%(9)
  GROWTH FUND
      Class III                0.14%(3)         None        0.27%(9)    0.15%(2)  0.06%(9)    0.48%(9)
  U.S. SECTOR FUND
      Class III                0.27%(3,14) 0.18%(14,18)     0.00%(15)   0.00%(17) 0.00%(15)   0.00%(15)
  SMALL CAP VALUE FUND
      Class III                0.50%(3)        0.50%(3)     0.28%(9)    0.15%(2)  0.05%(9)    0.48%(9)
  SMALL CAP GROWTH FUND
      Class III                0.50%(3)        0.50%(3)     0.26%(9)    0.15%(2)  0.07%(9)    0.48%(9)
  FUNDAMENTAL VALUE FUND
      Class III                0.15%(5)         None        0.55%(9)    0.15%(2)  0.05%(9)    0.75%(9)
  REIT FUND
      Class III                0.50%(3)        0.50%(3)     0.49%(9)    0.15%(2)  0.05%(9)    0.69%(9)

-------------------------  -----------------------------------------------------------------------

      GMO Fund Name                                       Examples
-------------------------  -----------------------------------------------------------------------
                                   You would pay the
                                   following expenses
                                 on a $1,000 investment                 You would pay the
                                   assuming 5% annual                 following expenses on
                                 return with redemption                the same investment
                                     at the end of                           assuming
                                   each time period:                      no redemption:
                           1 Yr.     3 Yr.    5 Yr.    10 Yr.    1 Yr.    3 Yr.    5 Yr.    10 Yr.
 DOMESTIC EQUITY FUNDS
  U.S. CORE FUND
      Class II              $ 7      $19      $32       $70      $ 7      $19      $32       $70
      Class III             $ 6      $17      $28       $62      $ 6      $17      $28       $62
      Class IV              $ 6      $15      $26       $56      $ 6      $15      $26       $56
  TOBACCO-FREE
    CORE FUND
      Class III             $ 6      $17      $28       $62      $ 6      $17      $28       $62
  VALUE FUND
      Class III             $ 8      $21      $35       $78      $ 8      $21      $35       $78
  GROWTH FUND
      Class III             $ 6      $17      $28       $62      $ 6      $17      $28       $62
  U.S. SECTOR FUND
      Class III             $ 5      $ 5      $ 5       $ 6      $ 3      $ 3      $ 3       $ 3
  SMALL CAP VALUE FUND
      Class III             $15      $26      $38       $73      $10      $20      $32       $65
  SMALL CAP GROWTH FUND
      Class III             $15      $26      $38       $73      $10      $20      $32       $65
  FUNDAMENTAL VALUE FUND
      Class III             $ 9      $25      $43       $94      $ 9      $25      $43       $94
  REIT FUND
      Class III             $17      $33      $49       $98      $12      $27      $43       $90

Footnotes begin on page 12 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 28, 1998.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares".)

-----------------------------------------------------------------------------------------------------
                                   Shareholder
      GMO Fund Name            Transaction Expenses                Annual Operating Expenses
-----------------------------------------------------------------------------------------------------

                           Cash Purchase    Redemption       Inv.
                           Premium (as a    Fees (as a      Mgmt.      Share-
                            percentage      percentage    Fees after   Holder                 TOTAL
                             of amount      of amount        Fee       Service    Other     OPERATING
                           invested)(1)    redeemed)(1)     Waiver       Fee     Expenses   EXPENSES
  INTERNATIONAL EQUITY
    FUNDS
  INTERNATIONAL CORE FUND
      Class II                0.60%(3)         None         0.45%(9)    0.22%(2)  0.09%(9)    0.76%(9)
      Class III               0.60%(3)         None         0.45%(9)    0.15%(2)  0.09%(9)    0.69%(9)
      Class IV                0.60%(3)         None         0.45%(9)    0.09%(2)  0.09%(9)    0.63%(9)
  CURRENCY HEDGED
    INTERNATIONAL CORE
    FUND
      Class III               0.60%(3)         None         0.37%(9)    0.15%(2)  0.17%(9)    0.69%(9)
      Class IV                0.60%(3)         None         0.37%(9)    0.09%(2)  0.17%(9)    0.63%(9)
  FOREIGN FUND
      Class II                 None            None         0.50%(9)    0.22%(2)  0.10%(9)    0.82%(9)
      Class III                None            None         0.50%(9)    0.15%(2)  0.10%(9)    0.75%(9)
      Class IV                 None            None         0.50%(9)    0.09%(2)  0.10%(9)    0.69%(9)
  INTERNATIONAL SMALL
    COMPANIES FUND
      Class III               1.00%(3)        0.60%(3)      0.39%(9)    0.15%(2)  0.21%(9)    0.75%(9)
  JAPAN FUND
      Class III               0.40%(5)        0.61%(5)      0.36%(9)    0.15%(2)  0.18%(9)    0.69%(9)
  EMERGING MARKETS FUND
      Class III               1.60%(4)        0.40%(4,7)    0.79%(9)    0.15%(2)  0.30%(9)    1.24%(9)
      Class IV                1.60%(4)        0.40%(4,7)    0.79%(9)   0.105%(2)  0.30%(9)  1.195%(9)
  EVOLVING COUNTRIES FUND
      Class III               1.60%(4)        0.40%(4)      0.52%(9)    0.15%(2)  0.58%(9,10)   1.25%(9)
  GLOBAL PROPERTIES FUND
      Class III               0.60%(13)       0.30%(13)     0.00%(9)    0.15%(2)  1.28%(9)    1.43%(9)

-------------------------  -----------------------------------------------------------------------

      GMO Fund Name                                       Examples
-------------------------  -----------------------------------------------------------------------
                                   You would pay the
                                   following expenses
                                 on a $1,000 investment                 You would pay the
                                   assuming 5% annual                 following expenses on
                                 return with redemption                the same investment
                                     at the end of                           assuming
                                   each time period:                      no redemption:
                           1 Yr.     3 Yr.    5 Yr.    10 Yr.    1 Yr.    3 Yr.    5 Yr.    10 Yr.
  INTERNATIONAL EQUITY
    FUNDS
  INTERNATIONAL CORE FUND
      Class II              $14      $30      $48      $100      $14      $30      $48      $100
      Class III             $13      $28      $44      $ 91      $13      $28      $44      $ 91
      Class IV              $12      $26      $41      $ 84      $12      $26      $41      $ 84
  CURRENCY HEDGED
    INTERNATIONAL CORE
    FUND
      Class III             $13      $28      $44      $ 91      $13      $28      $44      $ 91
      Class IV              $12      $26      $41      $ 84      $12      $26      $41      $ 84
  FOREIGN FUND
      Class II              $ 8      $26      $46      $101      $ 8      $26      $46      $101
      Class III             $ 8      $24      $42      $ 93      $ 8      $24      $42      $ 93
      Class IV              $ 7      $22      $38      $ 86      $ 7      $22      $38      $ 86
  INTERNATIONAL SMALL
    COMPANIES FUND
      Class III             $24      $40      $59      $111      $18      $34      $51      $102
  JAPAN FUND
      Class III             $17      $33      $50      $ 99      $11      $26      $42      $ 90
  EMERGING MARKETS FUND
      Class III             $33      $59      $88      $169      $28      $55      $83      $164
      Class IV              $32      $58      $86      $165      $28      $53      $81      $159
  EVOLVING COUNTRIES FUND
      Class III             $33      $59                         $29      $55
  GLOBAL PROPERTIES FUND
      Class III             $24      $54      $87      $181      $20      $51      $84      $176

Footnotes begin on page 12 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 28, 1998.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares".)

------------------------------------------------------------------------------------------------------
                                    Shareholder
      GMO Fund Name             Transaction Expenses                Annual Operating Expenses
------------------------------------------------------------------------------------------------------

                            Cash Purchase    Redemption       Inv.
                            Premium (as a    Fees (as a      Mgmt.      Share-
                             percentage      percentage    Fees after   Holder                 TOTAL
                              of amount      of amount        Fee       Service    Other     OPERATING
                            invested)(1)    redeemed)(1)     Waiver       Fee     Expenses   EXPENSES
 FIXED INCOME FUNDS
  DOMESTIC BOND FUND
      Class III                  None           None         0.07%(9)    0.15%(2)  0.03%(9)    0.25%(9)
  U.S. BOND/GLOBAL ALPHA A
    FUND
      Class III                 0.15%(4)        None         0.15%(9)    0.15%(2)  0.10%(9)    0.40%(9)
  U.S. BOND/GLOBAL ALPHA B
    FUND
      Class III                 0.15%(4)        None         0.09%(9)    0.15%(2)  0.11%(9,10)   0.35%(9)
  INTERNATIONAL BOND FUND
      Class III                 0.15%(4)        None         0.15%(9)    0.15%(2)  0.10%(9)    0.40%(9)
  CURRENCY HEDGED
    INTERNATIONAL BOND
    FUND
      Class III                 0.15%(4)        None         0.15%(9)    0.15%(2)  0.10%(9)    0.40%(9)
  GLOBAL BOND FUND
      Class III                 0.15%(4)        None         0.00%(9)    0.15%(2)  0.19%(9)    0.34%(9)
  EMERGING COUNTRY DEBT
    FUND
      Class III                 0.50%(4)       0.25%(4,8)    0.30%(9)    0.15%(2)  0.08%(9)    0.53%(9)
      Class IV                  0.50%(4)       0.25%(4,8)    0.30%(9)    0.10%(2)  0.08%(9)    0.48%(9)
  SHORT-TERM INCOME FUND
      Class III                  None           None         0.00%(9)    0.15%(2)  0.05%(9)    0.20%(9)
  GLOBAL HEDGED EQUITY
    FUND
      Class III                 0.37%(3,14)    1.40%(6)      0.03%(16)   0.02%(17)  0.10%(16)   0.15%(16)

--------------------------  -----------------------------------------------------------------------

      GMO Fund Name                                        Examples
--------------------------  -----------------------------------------------------------------------
                                    You would pay the
                                    following expenses
                                  on a $1,000 investment                 You would pay the
                                    assuming 5% annual                 following expenses on
                                  return with redemption                the same investment
                                      at the end of                           assuming
                                    each time period:                      no redemption:
                            1 Yr.     3 Yr.    5 Yr.    10 Yr.    1 Yr.    3 Yr.    5 Yr.    10 Yr.
 FIXED INCOME FUNDS
  DOMESTIC BOND FUND
      Class III              $ 3      $ 8      $14       $32      $ 3      $ 8      $14       $32
  U.S. BOND/GLOBAL ALPHA A
    FUND
      Class III              $ 6      $14      $24       $52      $ 6      $14      $24       $52
  U.S. BOND/GLOBAL ALPHA B
    FUND
      Class III              $ 5      $13                         $ 5      $13
  INTERNATIONAL BOND FUND
      Class III              $ 6      $14      $24       $52      $ 6      $14      $24       $52
  CURRENCY HEDGED
    INTERNATIONAL BOND
    FUND
      Class III              $ 6      $14      $24       $52      $ 6      $14      $24       $52
  GLOBAL BOND FUND
      Class III              $ 5      $12      $21       $45      $ 5      $12      $21       $45
  EMERGING COUNTRY DEBT
    FUND
      Class III              $13      $25      $38       $75      $10      $22      $34       $71
      Class IV               $12      $23      $35       $69      $10      $20      $32       $65
  SHORT-TERM INCOME FUND
      Class III              $ 2      $ 6      $11       $26      $ 2      $ 6      $11       $26
  GLOBAL HEDGED EQUITY
    FUND
      Class III              $20      $25      $30       $45      $ 5      $ 9      $12       $23

Footnotes begin on page 12 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 28, 1998.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares".)

------------------------------------------------------------------------------------------------------
                                    Shareholder
      GMO Fund Name             Transaction Expenses                Annual Operating Expenses
------------------------------------------------------------------------------------------------------

                            Cash Purchase    Redemption       Inv.
                            Premium (as a    Fees (as a      Mgmt.      Share-
                             percentage      percentage    Fees after   Holder                 TOTAL
                              of amount      of amount        Fee       Service    Other     OPERATING
                            invested)(1)    redeemed)(1)     Waiver       Fee     Expenses   EXPENSES
  INFLATION INDEXED BOND
    FUND
      Class III                 0.10%(4)       0.10%(4)      0.00%(9)    0.15%(2)  0.10%(9)    0.25%(9)
  ASSET ALLOCATION
    FUNDS(12)
  INTERNATIONAL EQUITY
    ALLOCATION FUND
      Class III                 0.80%(11)      0.11%(11)     0.00%(9,12)  0.00%(12)  0.00%(9,12)   0.00%(9,12)
  WORLD EQUITY ALLOCATION
    FUND
      Class III                 0.66%(11)      0.15%(11)     0.00%(9,12)  0.00%(12)  0.00%(9,12)   0.00%(9,12)
  GLOBAL (U.S.+) EQUITY
    ALLOCATION FUND
      Class III                 0.47%(11)      0.15%(11)     0.00%(9,12)  0.00%(12)  0.00%(9,12)   0.00%(9,12)
  GLOBAL BALANCED
    ALLOCATION FUND
      Class III                 0.35%(11)      0.11%(11)     0.00%(9,12)  0.00%(12)  0.00%(9,12)   0.00%(9,12)

--------------------------  -----------------------------------------------------------------------

      GMO Fund Name                                        Examples
--------------------------  -----------------------------------------------------------------------
                                    You would pay the
                                    following expenses
                                  on a $1,000 investment                 You would pay the
                                    assuming 5% annual                 following expenses on
                                  return with redemption                the same investment
                                      at the end of                           assuming
                                    each time period:                      no redemption:
                            1 Yr.     3 Yr.    5 Yr.    10 Yr.    1 Yr.    3 Yr.    5 Yr.    10 Yr.
  INFLATION INDEXED BOND
    FUND
      Class III              $ 5      $10      $16       $34      $ 4      $ 9      $15       $33
  ASSET ALLOCATION
    FUNDS(12)
  INTERNATIONAL EQUITY
    ALLOCATION FUND
      Class III              $ 9      $ 9      $ 9       $10      $ 8      $ 8      $ 8       $ 8
  WORLD EQUITY ALLOCATION
    FUND
      Class III              $ 8      $ 8      $ 9       $ 9      $ 7      $ 7      $ 7       $ 7
  GLOBAL (U.S.+) EQUITY
    ALLOCATION FUND
      Class III              $ 6      $ 6      $ 7       $ 7      $ 5      $ 5      $ 5       $ 5
  GLOBAL BALANCED
    ALLOCATION FUND
      Class III              $ 5      $ 5      $ 5       $ 5      $ 4      $ 4      $ 4       $ 4

Footnotes begin on page 12 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 28, 1998.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares".)

                     NOTES TO SCHEDULE OF FEES AND EXPENSES

      1. Purchase premiums and redemption fees generally apply only to cash transactions as set forth under "Purchase of Shares" and "Redemption of Shares" respectively. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. As described in greater detail in footnotes below, for certain Funds the Manager may reduce purchase premiums and/or redemption fees if the Manager determines there are minimal brokerage and/or other transaction costs caused by a particular purchase or redemption. However, the instances in which such fees may be properly waived are extremely limited.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of up to 0.10%, and the Emerging Markets Fund and Evolving Countries Fund may each charge a premium of up to 0.20%, on in-kind purchases.

      2. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. For Class III Shares, the SSF is 0.15% of daily net assets. Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Total Operating Expenses for Class III Shares are capped at the same levels as for the single class of shares that existed prior to such redesignation and the creation of additional classes. The expense caps are detailed in footnote 9 below. The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing a client account is lower for larger accounts when expressed as a percentage of the account. See "Multiple Classes -- Shareholder Service Fees" for more information.

      3. The purchase premium and/or redemption fee for this Fund may generally not be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium or fee will only be waived for this Fund (i) if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is either substantially overweighted or underweighted with respect to its cash position so that a redemption or purchase will not require a securities transaction, or (iii) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase or redemption will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.

      4. The stated purchase premium and/or redemption fee for this Fund will always be charged in full except that the relevant purchase premium or redemption fee will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. The Manager examines each purchase and redemption of shares eligible for such treatment to determine if circumstances warrant waiving a portion of the purchase premium or redemption fee. Absent a clear determination that transaction costs will be reduced or absent for the purchase or redemption, the full premium or fee will be charged. In addition, the purchase premium or redemption fee for this Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction.

      5. The Manager may waive or reduce purchase premiums and/or redemption fees for this Fund if there are minimal brokerage and transaction costs incurred in connection with a transaction due to offsetting transactions or otherwise.

      6. May be eliminated if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests.

      7. Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

      8. Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

      9. The Manager has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Markets Fund, Evolving Countries Fund, Emerging Country Debt Fund, Global Hedged Equity Fund and Global Properties Fund, also excluding custodial fees; and, in the case of the Asset Allocation Funds, U.S. Sector Fund and Global Hedged Equity Fund, also excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified below. Therefore, so long as the Manager agrees to reduce its fees and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed these stated limitations. Absent such undertakings, management fees for each Fund and the annual operating expenses for each class would be as shown below (based on average daily net assets):


      ---------------------------------------------------------------------------------------------------------
                                                               MANAGEMENT
                                                  VOLUNTARY        FEE                  TOTAL CLASS
                                                  EXPENSE      (ABSENT               OPERATING EXPENSES
      FUND                                         LIMIT       WAIVER)                (ABSENT WAIVER)
      ---------------------------------------------------------------------------------------------------------
                                                                             CLASS II    CLASS III     CLASS IV
                                                                             --------     ------         ------
      U.S. Core Fund                                .33%         .525%        0.764%      0.694%       0.649%
      Tobacco-Free Core Fund                        .33%          .50%            --       0.76%           --
      Value Fund                                    .46%          .70%            --       0.90%           --
      Growth Fund                                   .33%          .50%            --       0.71%           --
      U.S. Sector Fund                              .33%          .49%            --       0.79%           --
      Small Cap Value Fund                          .33%          .50%            --       0.70%           --
      Small Cap Growth Fund                         .33%          .50%            --       0.72%           --
      Fundamental Value Fund                        .60%          .75%            --       0.95%           --
      REIT Fund                                     .54%          .75%            --       0.95%           --
      International Core Fund                       .54%          .75%         1.06%       0.99%        0.93%
      Currency Hedged International
      Core Fund                                     .54%          .75%            --       1.07%        1.01%
      Foreign Fund                                  .60%          .75%         1.07%       1.00%        0.94%
      International Small Companies Fund            .60%         1.25%            --       1.61%           --
      Japan Fund                                    .54%          .75%            --       1.08%           --
      Emerging Markets Fund                         .81%         1.00%            --       1.45%       1.045%
      Evolving Countries Fund                       .65%          .80%            --       1.53%           --
      Global Properties Fund                        .60%          .75%            --       2.21%           --
      Domestic Bond Fund                            .10%          .25%            --       0.43%           --
      U.S. Bond/Global Alpha A Fund                 .25%          .40%            --       0.65%           --
      U.S. Bond/Global Alpha B Fund                 .20%          .40%            --       0.66%           --
      International Bond Fund                       .25%          .40%            --       0.65%           --
      Currency Hedged International
      Bond Fund                                     .25%          .50%            --       0.75%           --
      Global Bond Fund                              .19%          .35%            --       0.70%           --
      Emerging Country Debt Fund                    .35%          .50%            --       0.73%        0.68%
      Short-Term Income Fund                        .05%          .25%            --       0.48%           --
      Global Hedged Equity Fund                     .50%          .65%            --       0.90%           --
      Inflation Indexed Bond Fund                   .10%          .25%            --       0.64%           --
      International Equity Allocation Fund          .00%          .00%            --       0.09%           --
      World Equity Allocation Fund                  .00%          .00%            --       0.11%           --
      Global (U.S.+) Equity Allocation Fund         .00%          .00%            --       0.11%           --
      Global Balanced Allocation Fund               .00%          .00%            --       0.08%           --
      ---------------------------------------------------------------------------------------------------------

     10.  Based on estimated amounts for the Fund's first fiscal year.

     11. Effective October 16, 1996, each of the Asset Allocation Funds began charging purchase premiums and redemption fees for cash transactions. This is done to ensure that the cost of purchase premiums or redemption fees paid to underlying Funds caused by shareholder transactions in the Asset Allocation Funds is paid by the shareholders generating the transactions, rather than by the other Asset Allocation Fund shareholders. This is consistent with the purpose of all of the Trust's purchase premiums and redemption fees.

          Each of the Asset Allocation Funds invests in various other Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, the purchase premium and redemption fee of each Asset Allocation Fund has been computed as the weighted average of the premiums and fees, respectively, of the underlying Funds in which the Asset Allocation Fund is invested, based on actual investments by each Asset Allocation Fund. The amount of purchase premium and redemption fee for each Asset Allocation Fund is adjusted approximately annually based on underlying Funds owned by each Asset Allocation Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for an Asset Allocation Fund more frequently if the Manager believes in its discretion that circumstances warrant. For more information concerning which underlying Funds a particular Asset Allocation Fund may invest in, see "Investment Objectives and Policies -- Asset Allocation Funds."

     12. Asset Allocation Funds invest primarily in other Funds of the Trust (referred to here as "underlying Funds"). Therefore, in addition to the fees and expenses directly incurred by the Asset Allocation Funds (which are shown in the Schedule of Fees and Expenses), the Asset Allocation Funds will also incur fees and expenses indirectly as shareholders of the underlying Funds. Because the underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by the Asset Allocation Funds will vary.

          For the fiscal year ended February 28, 1998, the total amount of fees and expenses indirectly incurred by the Asset Allocation Funds because of investment in underlying Funds were as follows (based on average daily net assets):


    -------------------------------------------------------------------------------------
                                                                             TOTAL ANNUAL
    FUND                                                               OPERATING EXPENSES
    -------------------------------------------------------------------------------------
      International Equity Allocation Fund                                0.79%
      World Equity Allocation Fund                                        0.71%
      Global (U.S.+) Equity Allocation Fund                               0.62%
      Global Balanced Allocation Fund                                     0.52%
    -------------------------------------------------------------------------------------

          The Manager believes that, under normal market conditions, the total amount of annual fees and expenses that will be indirectly incurred by the Asset Allocation Funds because of investment in underlying Funds will fall within the ranges set forth below (based on average daily net assets):


    ---------------------------------------------------------------------------------------------------
    FUND                                                                  LOW      TYPICAL         HIGH
    ---------------------------------------------------------------------------------------------------
      International Equity Allocation Fund                           .72%         .81%         .89%
      World Equity Allocation Fund                                   .69%         .73%         .85%
      Global (U.S.+) Equity Allocation Fund                          .53%         .62%         .74%
      Global Balanced Allocation Fund                                .48%         .57%         .72%
    ---------------------------------------------------------------------------------------------------

     13. It is expected that the purchase premiums and redemption fees for this Fund will be eliminated once the net assets of the Fund exceed $100 million. However, even thereafter, the Fund will reserve the right to charge a purchase premium of up to 0.60% and a redemption fee of up to 0.30% on purchases or redemptions of amounts that are equal to or greater than 5% of the Fund's net assets.

     14. The Fund invests in various other Funds with different levels of purchase premiums and/or redemption fees which reflect the trading costs of different asset classes. Therefore, the Fund's purchase premium and/or redemption fee has been computed as the weighted average of the purchase premiums and/or redemption fees of other GMO Funds in which the Fund is invested and/or which hold securities of the same asset class and/or sector as securities owned directly by the Fund. The amount of purchase premium and/or redemption fee for the Fund will be adjusted approximately annually based on underlying Funds owned by the Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for the Fund more frequently if the Manager believes in its discretion that circumstances warrant. For more information about the Fund's investment in underlying Funds, see the description of the Fund set forth in "Investment Objectives and Policies."

     15. Commencing August 20, 1997, the Fund began investing both in other Funds of the Trust ("underlying Funds") and directly in other instruments. Therefore, the Fund will incur fees and expenses indirectly as a shareholder of the underlying Funds. Because the underlying Funds have varied expense and fee levels and because the Fund may invest to varied extents and in varied proportions in underlying Funds, the amount of fees and expenses incurred indirectly by the Fund will also vary. However, the Manager has voluntarily undertaken to reduce the management fee (but not below zero) it charges the Fund until further notice to the extent that the sum of
          (i) the Fund's total annual operating expenses (excluding Shareholder Service Fees and the following expenses: brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("Fund Expenses")), plus (ii) the amount of fees and expenses (excluding Shareholder Service Fees and Fund Expenses (as defined above)) incurred indirectly by the Fund through investment in underlying Funds, would otherwise exceed 0.33% of the Fund's daily net assets. Because the Manager will not waive the management fees below zero, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the total annual operating expenses (excluding Shareholder Service Fees and Fund Expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed 0.33% of the Fund's average daily net assets. For the period from August 20, 1997 through February 28, 1998, the indirect total annual operating expenses borne by the Fund were 0.51% of the Fund's average daily net assets. The Manager believes that, under normal market conditions, the total amount of annual fees and expenses that will be indirectly incurred by the Fund because of investment in underlying Funds will fall within the ranges set forth below (based on average daily net assets):


    ---------------------------------------------------------------------------------------------------
    FUND                                                                  LOW      TYPICAL         HIGH
    ---------------------------------------------------------------------------------------------------
      U.S. Sector Fund                                              0.48%        0.49%        0.52%
    ---------------------------------------------------------------------------------------------------

     16. Commencing August 20, 1997, the Fund began investing both in other Funds of the Trust ("underlying Funds") and directly in other instruments. Therefore, the Fund will incur fees and expenses indirectly as a shareholder of the underlying Funds. Because the underlying Funds have varied expense and fee levels and because the Fund may invest to varied extents and in varied proportions in underlying Funds, the amount of fees and expenses incurred indirectly by the Fund will also vary. However, the Manager has voluntarily undertaken to reduce the management fee (but not below zero) it charges the Fund until further notice to the extent that the sum of
          (i) the Fund's total annual operating expenses (excluding Shareholder Service Fees, custodial fees, and the following expenses: brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("Fund Expenses")), plus (ii) the amount of fees and expenses (excluding Shareholder Service Fees and Fund Expenses (as defined above)) incurred indirectly by the Fund through investment in underlying Funds, would otherwise exceed 0.50% of the Fund's average daily net assets. Because the Manager will not waive the management fees below zero, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the total annual operating expenses (excluding Shareholder Service Fees and Fund Expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed 0.50% of the Fund's average daily net assets. For the period from August 20, 1997 through February 28, 1998, the indirect total annual operating expenses borne by the Fund were 0.67% of the Fund's average daily net assets. The Manager believes that, under normal market conditions, the total amount of annual fees and expenses that will be indirectly incurred by the Fund because of investment in underlying Funds will fall within the ranges set forth below (based on average daily net assets):


    ---------------------------------------------------------------------------------------------------
    FUND                                                                  LOW      TYPICAL         HIGH
    ---------------------------------------------------------------------------------------------------
      Global Hedged Equity Fund                                     0.50%        0.67%        0.72%
    ---------------------------------------------------------------------------------------------------

     17. The Fund will invest in Class III Shares of each underlying Fund. Like the management fee, the Shareholder Service Fee of each class of the Fund's shares will be waived (but not below zero) to the extent of the indirect Shareholder Service Fees paid in connection with the Fund's investment in shares of underlying Funds. Investors should refer to "Multiple Classes" herein for greater detail concerning the eligibility requirements and other differences among the classes.

     18. Applies only to shares acquired on or after June 30, 1998 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

DOMESTIC EQUITY FUNDS
----------------------------------

U.S. CORE FUND*

                                                                                      CLASS II SHARES
                                                              ---------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                              JUNE 7, 1996
                                                                  PERIOD FROM            PERIOD FROM          (COMMENCEMENT
                                                                JANUARY 9, 1998         MARCH 1, 1997       OF OPERATIONS) TO
                                                              TO FEBRUARY 28, 1998   TO NOVEMBER 17, 1997   FEBRUARY 28, 1997
                                                              --------------------   --------------------   -----------------
Net asset value, beginning of period........................        $ 17.65                $ 20.10               $ 20.12
                                                                    -------                -------               -------
Income (loss) from investment operations:
 Net investment income......................................           0.04(5)                0.24(5)               0.25
 Net realized and unrealized gain...........................           2.29                   3.99                  2.92
                                                                    -------                -------               -------
   Total from investment operations.........................           2.33                   4.23                  3.17
                                                                    -------                -------               -------
Less distributions to shareholders:
 From net investment income.................................       --                        (0.22)                (0.30)
 From net realized gains....................................       --                        (3.90)                (2.89)
                                                                    -------                -------               -------
   Total distributions......................................       --                        (4.12)                (3.19)
                                                                    -------                -------               -------
Net asset value, end of period..............................        $ 19.98                $ 20.21               $ 20.10
                                                                    =======                =======               =======
Total Return(2).............................................          13.20%                 23.00%                17.46%
Ratios/Supplemental Data:
 Net assets, end of period (000's)..........................        $16,958                $ 2,037               $64,763
 Net expenses to average daily net assets...................           0.55%(4)               0.55%(4)              0.55%(4)
 Net investment income to average daily net assets..........           1.53%(4)               1.66%(4)              1.63%(4)
 Portfolio turnover rate....................................             60%                    60%                  107%
 Average broker commission rate per equity share(3).........        $0.0299                $0.0299               $0.0297
 Fees and expenses voluntarily waived or borne by the
   Manager consisted of the following per share amounts.....        $  0.01                $  0.03               $  0.03

(1) The per share amounts have been restated to reflect a ten for one split effective December 31, 1990.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4)  Annualized.
(5)  Computed using average shares outstanding throughout the period.
* Effective June 30, 1998, the "GMO Core Fund" has been renamed the "GMO U.S. Core Fund."

TOBACCO-FREE CORE FUND

                                                               CLASS III SHARES
                                -------------------------------------------------------------------------------
                                                          YEAR ENDED FEBRUARY 28/29,
                                -------------------------------------------------------------------------------
                                 1998        1997        1996        1995        1994        1993       1992(1)
                                -------     -------     -------     -------     -------     -------     -------
Net asset value, beginning of
  period......................  $ 12.98     $ 12.93     $ 10.65     $ 11.07     $ 11.35     $ 10.50     $ 10.00
                                -------     -------     -------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment income.......     0.22        0.24        0.28        0.23        0.34        0.31        0.12
  Net realized and unrealized
    gain......................     4.07        2.41        3.71        0.50        1.18        0.84        0.44
                                -------     -------     -------     -------     -------     -------     -------
    Total from investment
      operations..............     4.29        2.65        3.99        0.73        1.52        1.15        0.56
                                -------     -------     -------     -------     -------     -------     -------
Less distributions to
  shareholders:
  From net investment
    income....................    (0.22)      (0.24)      (0.25)      (0.28)      (0.35)      (0.30)      (0.06)
  From net realized gains.....    (3.00)      (2.36)      (1.46)      (0.87)      (1.45)      --          --
                                -------     -------     -------     -------     -------     -------     -------
    Total distributions.......    (3.22)      (2.60)      (1.71)      (1.15)      (1.80)      (0.30)      (0.06)
                                -------     -------     -------     -------     -------     -------     -------
Net asset value, end of
  period......................  $ 14.05     $ 12.98     $ 12.93     $ 10.65     $ 11.07     $ 11.35     $ 10.50
                                =======     =======     =======     =======     =======     =======     =======
Total Return(2)...............    37.82%      22.76%      38.64%       7.36%      14.12%      11.20%       5.62%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................  $99,922     $66,260     $57,485     $47,969     $55,845     $85,232     $75,412
  Net expenses to average
    daily net assets..........     0.48%       0.48%       0.48%       0.48%       0.48%       0.49%       0.49%(4)
  Net investment income to
    average daily net
    assets....................     1.66%       1.83%       2.25%       2.52%       2.42%       2.88%       3.77%(4)
  Portfolio turnover rate.....       70%        131%         81%        112%         38%         56%          0%
  Average broker commission
    rate per equity
    share(3)..................  $0.0251     $0.0259         N/A         N/A         N/A         N/A         N/A
  Fees and expenses
    voluntarily waived or
    borne by the Manager
    consisted of the following
    per share amounts.........  $  0.04     $  0.04     $  0.03     $  0.03     $  0.03     $  0.02     $  0.01

(1) For the period from the commencement of operations, October 31, 1991 to February 29, 1992.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4)  Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                                                           CLASS III SHARES
    -------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED FEBRUARY 28/29,
    -------------------------------------------------------------------------------------------------------------------------------
       1998         1997         1996         1995         1994         1993         1992       1991(1)      1990(1)      1989(1)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    20.12   $    19.46   $    15.45   $    15.78   $    15.73   $    15.96   $    15.13   $    13.90   $    14.47   $    13.43
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          0.35         0.36         0.41         0.41         0.42         0.45         0.43         0.43         0.65         0.54
          5.89         3.58         5.49         0.66         1.59         1.13         1.55         1.74         2.43         0.96
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          6.24         3.94         5.90         1.07         2.01         1.58         1.98         2.17         3.08         1.50
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.32)       (0.39)       (0.42)       (0.39)       (0.43)       (0.46)       (0.42)       (0.51)       (0.70)       (0.46)
         (6.05)       (2.89)       (1.47)       (1.01)       (1.53)       (1.35)       (0.73)       (0.43)       (2.95)      --
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (6.37)       (3.28)       (1.89)       (1.40)       (1.96)       (1.81)       (1.15)       (0.94)       (3.65)       (0.46)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    19.99   $    20.12   $    19.46   $    15.45   $    15.78   $    15.73   $    15.96   $    15.13   $    13.90   $    14.47
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
         36.69%       22.05%       39.08%        7.45%       13.36%       10.57%       13.62%       16.52%       21.19%       11.49%
    $2,317,103   $3,051,344   $3,179,314   $2,309,248   $1,942,005   $1,892,955   $2,520,710   $1,613,945   $1,016,965   $1,222,115
          0.48%        0.48%        0.48%        0.48%        0.48%        0.49%        0.50%        0.50%        0.50%        0.50%
          1.67%        1.78%        2.25%        2.63%        2.56%        2.79%        2.90%        3.37%        3.84%        4.02%
            60%         107%          77%          99%          40%          54%          39%          55%          72%          51%
    $   0.0299   $   0.0297          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    $     0.05   $     0.04   $     0.01   $     0.01   $     0.01   $     0.01   $     0.01   $     0.01   $     0.01   $     0.01

      CLASS IV SHARES
     -----------------
        PERIOD FROM
      JANUARY 9, 1998
     (COMMENCEMENT OF
      OPERATIONS) TO
     FEBRUARY 28, 1998
     -----------------
        $    17.65
        ----------
              0.04(5)
              2.30
        ----------
              2.34
        ----------
          --
          --
        ----------
          --
        ----------
        $    19.99
        ==========
             13.26%
        $1,370,535
             0.435%(4)
              1.67%(4)
                60%
        $   0.0299
        $     0.01

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND

                                                                            CLASS III SHARES
                                         ---------------------------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28/29,
                                         ---------------------------------------------------------------------------------------
                                           1998       1997       1996       1995       1994        1993        1992     1991(1)
                                         --------   --------   --------   --------   --------   ----------   --------   --------
Net asset value, beginning of period...  $  14.85   $  14.25   $  12.05   $  13.48   $  13.50   $    12.94   $  12.25   $  10.00
                                         --------   --------   --------   --------   --------   ----------   --------   --------
Income from investment operations:
  Net investment income................      0.31       0.31       0.39       0.41       0.43         0.38       0.40       0.12
  Net realized and unrealized gain.....  3.81....       2.47       3.71       0.32       1.27         0.98       1.11       2.16
                                         --------   --------   --------   --------   --------   ----------   --------   --------
    Total from investment operations...      4.12       2.78       4.10       0.73       1.70         1.36       1.51       2.28
                                         --------   --------   --------   --------   --------   ----------   --------   --------
Less distributions to shareholders:
  From net investment income...........     (0.35)     (0.32)     (0.39)     (0.45)     (0.40)       (0.38)     (0.41)     (0.03)
  From net realized gains..............     (4.29)     (1.86)     (1.51)     (1.71)     (1.32)       (0.42)     (0.41)     --
                                         --------   --------   --------   --------   --------   ----------   --------   --------
    Total distributions................     (4.64)     (2.18)     (1.90)     (2.16)     (1.72)       (0.80)     (0.82)     (0.03)
                                         --------   --------   --------   --------   --------   ----------   --------   --------
Net asset value, end of period.........  $  14.33   $  14.85   $  14.25   $  12.05   $  13.48   $    13.50   $  12.94   $  12.25
                                         ========   ========   ========   ========   ========   ==========   ========   ========
Total Return(2)........................     31.54%     21.26%     35.54%      6.85%     13.02%       11.01%     12.96%     22.85%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $332,103   $469,591   $317,612   $350,694   $679,532   $1,239,536   $644,136   $190,664
  Net expenses to average daily net
    assets.............................      0.61%      0.61%      0.61%      0.61%      0.61%        0.62%      0.67%      0.70%(4)
  Net investment income to average
    daily net assets...................      1.89%      2.17%      2.66%      2.86%      2.70%        3.15%      3.75%      7.89%(4)
  Portfolio turnover rate..............        40%        84%        65%        77%        35%          50%        41%        23%
  Average broker commission rate per
    equity share(3)....................  $ 0.0561   $ 0.0457        N/A        N/A        N/A          N/A        N/A        N/A
  Fees and expenses voluntarily waived
    or borne by the Manager consisted
    of the following per share
    amounts............................  $   0.05   $   0.04   $   0.02   $   0.02   $   0.02   $     0.01   $   0.01   $   0.01

(1) For the period from the commencement of operations, November 14, 1990 to February 28, 1991.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4) Annualized.

GROWTH FUND

                                                               CLASS III SHARES
                                  --------------------------------------------------------------------------
                                                          YEAR ENDED FEBRUARY 28/29,
                                  --------------------------------------------------------------------------
                                    1998       1997       1996       1995       1994       1993       1992
                                  --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period........................  $   5.18   $   5.65   $   4.45   $   4.14   $   4.55   $   5.82   $  14.54
                                  --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations:
  Net investment income.........      0.04       0.07       0.08       0.06       0.06       0.07       0.19
  Net realized and unrealized
    gain........................      1.41       1.03       1.54       0.38       0.11       0.17       1.63
                                  --------   --------   --------   --------   --------   --------   --------
    Total from investment
      operations................      1.45       1.10       1.62       0.44       0.17       0.24       1.82
                                  --------   --------   --------   --------   --------   --------   --------
Less distributions to
  shareholders:
  From net investment income....     (0.06)     (0.08)     (0.07)     (0.06)     (0.06)     (0.08)     (0.23)
  From net realized gains.......     (2.19)     (1.49)     (0.35)     (0.07)     (0.52)     (1.43)    (10.31)
                                  --------   --------   --------   --------   --------   --------   --------
    Total distributions.........     (2.25)     (1.57)     (0.42)     (0.13)     (0.58)     (1.51)    (10.54)
                                  --------   --------   --------   --------   --------   --------   --------
Net asset value, end of
  period........................  $   4.38   $   5.18   $   5.65   $   4.45   $   4.14   $   4.55   $   5.82
                                  ========   ========   ========   ========   ========   ========   ========
Total Return(3).................     36.37%     21.64%     37.77%     10.86%      4.13%      3.71%     20.47%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................  $202,923   $244,183   $391,366   $239,006   $230,698   $168,143   $338,439
  Net expenses to average daily
    net assets..................      0.48%      0.48%      0.48%      0.48%      0.48%      0.49%      0.50%
  Net investment income to
    average daily net assets....      0.79%      1.21%      1.54%      1.50%      1.38%      1.15%      1.38%
  Portfolio turnover rate.......        60%       100%        76%       139%        57%        36%        46%
  Average broker commission rate
    per equity share(4).........  $ 0.0263   $ 0.0281        N/A        N/A        N/A        N/A        N/A
  Fees and expenses voluntarily
    waived or borne by the
    Manager consisted of the
    following per share
    amounts.....................  $   0.01   $   0.01      --(2)      --(2)      --(2)      --(2)      --(2)

                                          CLASS III SHARES
                                  --------------------------------
                                     YEAR ENDED FEBRUARY 28/29,
                                  --------------------------------
                                     1991        1990     1989(1)
                                  ----------   --------   --------
Net asset value, beginning of
  period........................  $    12.64   $  10.49   $  10.00
                                  ----------   --------   --------
Income from investment
  operations:
  Net investment income.........        0.25       0.26       0.03
  Net realized and unrealized
    gain........................        2.61       2.40       0.46
                                  ----------   --------   --------
    Total from investment
      operations................        2.86       2.66       0.49
                                  ----------   --------   --------
Less distributions to
  shareholders:
  From net investment income....       (0.25)     (0.23)     --
  From net realized gains.......       (0.71)     (0.28)     --
                                  ----------   --------   --------
    Total distributions.........       (0.96)     (0.51)     --
                                  ----------   --------   --------
Net asset value, end of
  period........................  $    14.54   $  12.64   $  10.49
                                  ==========   ========   ========
Total Return(3).................       24.24%     25.35%      4.90%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................  $1,004,345   $823,891   $291,406
  Net expenses to average daily
    net assets..................        0.50%      0.50%      0.08%
  Net investment income to
    average daily net assets....        1.91%      2.34%      0.52%
  Portfolio turnover rate.......          45%        57%         0%
  Average broker commission rate
    per equity share(4).........         N/A        N/A        N/A
  Fees and expenses voluntarily
    waived or borne by the
    Manager consisted of the
    following per share
    amounts.....................      --(2)       --(2)      --(2)

(1) For the period from the commencement of operations, December 28, 1988 to February 28, 1989.
(2) Fees and expenses voluntarily waived or borne by the Manager of less than $.01 per share for each period presented.
(3) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
U.S. SECTOR FUND

                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               1998       1997       1996       1995       1994     1993(1)
                                                              -------   --------   --------   --------   --------   --------
Net asset value, beginning of period........................  $ 13.03   $  13.63   $  11.06   $  11.26   $  10.38   $  10.00
                                                              -------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income.....................................     0.29(5)     0.26      0.29       0.28       0.29       0.05
  Net realized and unrealized gain..........................     2.61       2.20       3.90       0.49       1.21       0.33
                                                              -------   --------   --------   --------   --------   --------
    Total from investment operations........................     2.90       2.46       4.19       0.77       1.50       0.38
                                                              -------   --------   --------   --------   --------   --------
Less distributions to shareholders:
  From net investment income................................    (0.40)     (0.22)     (0.29)     (0.27)     (0.30)     --
  In excess of net investment income........................    (0.01)     --         --         --         --         --
  From net realized gains...................................    (6.99)     (2.84)     (1.33)     (0.70)     (0.32)     --
                                                              -------   --------   --------   --------   --------   --------
    Total distributions.....................................    (7.40)     (3.06)     (1.62)     (0.97)     (0.62)     --
                                                              -------   --------   --------   --------   --------   --------
Net asset value, end of period..............................  $  8.53   $  13.03   $  13.63   $  11.06   $  11.26   $  10.38
                                                              =======   ========   ========   ========   ========   ========
Total Return(2).............................................    29.61%     20.88%     38.90%      7.56%     14.64%      3.80%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $70,823   $226,711   $211,319   $207,291   $167,028   $169,208
  Net expenses to average daily net assets..................     0.27%      0.48%      0.48%      0.48%      0.48%      0.48%(4)
  Net investment income to average daily net assets.........     2.53%      1.99%      2.27%      2.61%      2.56%      3.20%(4)
  Portfolio turnover rate...................................      150%       104%        84%       101%        53%         9%
  Average broker commission rate per equity share(3)........  $0.0474   $ 0.0270        N/A        N/A        N/A        N/A
  Fees and expenses voluntarily waived or borne by the
    Manager consisted
    of the following per share amounts......................  $  0.04   $   0.02   $   0.01   $   0.01   $   0.01   $   0.01

(1) For the period from the commencement of operations, December 31, 1992 to February 28, 1993.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4) Annualized.
(5) Computed using average shares outstanding throughout the period.

SMALL CAP VALUE FUND*

                                                                           CLASS III SHARES
                                              --------------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28/29,
                                              --------------------------------------------------------------------------
                                                1998       1997       1996       1995       1994       1993     1992(1)
                                              --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of period........  $  15.89   $  13.89   $  13.61   $  14.31   $  12.68   $  11.12   $  10.00
                                              --------   --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income.....................      0.27       0.28       0.23       0.20       0.21       0.22       0.04
  Net realized and unrealized gain..........      4.85       2.32       3.20       0.34       2.14       1.59       1.08
                                              --------   --------   --------   --------   --------   --------   --------
    Total from investment operations........      5.12       2.60       3.43       0.54       2.35       1.81       1.12
                                              --------   --------   --------   --------   --------   --------   --------
Less distributions to shareholders:
  From net investment income................     (0.29)     (0.27)     (0.23)     (0.20)     (0.22)     (0.21)     --
  From net realized gains...................     (2.44)     (0.33)     (2.92)     (1.04)     (0.50)     (0.04)     --
                                              --------   --------   --------   --------   --------   --------   --------
    Total distributions.....................     (2.73)     (0.60)     (3.15)     (1.24)     (0.72)     (0.25)     --
                                              --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period..............  $  18.28   $  15.89   $  13.89   $  13.61   $  14.31   $  12.68   $  11.12
                                              ========   ========   ========   ========   ========   ========   ========
Total Return(2).............................     34.43%     19.12%     27.18%      4.48%     18.97%     16.46%     11.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........  $769,612   $655,373   $231,533   $235,781   $151,286   $102,232   $ 58,258
  Net expenses to average daily net
    assets..................................      0.48%      0.48%      0.48%      0.48%      0.48%      0.49%      0.49%(4)
  Net investment income to average daily net
    assets..................................      1.51%      2.15%      1.67%      1.55%      1.66%      2.02%      2.19%(4)
  Portfolio turnover rate...................        56%        58%       135%        54%        30%         3%         0%
  Average broker commission rate per equity
    share(3)................................  $ 0.0305   $ 0.0271        N/A        N/A        N/A        N/A        N/A
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts.............  $   0.04   $   0.03   $   0.02   $   0.01   $   0.02   $   0.02   $   0.01

(1) For the period from commencement of operations, December 31, 1991 to February 29, 1992.
(2) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4) Annualized.
* Effective December 1, 1996, the "GMO Core II Secondaries Fund" has been renamed the "GMO Small Cap Value Fund."

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SMALL CAP GROWTH FUND

                                                                               CLASS III SHARES
                                                              --------------------------------------------------
                                                                                   PERIOD FROM DECEMBER 31, 1996
                                                                 YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                              FEBRUARY 28, 1998        TO FEBRUARY 28, 1997
                                                              -----------------    -----------------------------
Net asset value, beginning of period........................      $   9.82                   $  10.00
                                                                  --------                   --------
Income from investment operations:
  Net investment income.....................................          0.05                       0.01
  Net realized and unrealized gain (loss)...................          3.43                      (0.19)
                                                                  --------                   --------
    Total from investment operations........................          3.48                      (0.18)
                                                                  --------                   --------
Less distributions to shareholders:
  From net investment income................................         (0.06)                --
  In excess of net investment income........................         (0.01)                --
  From net realized gains...................................         (0.95)                --
                                                                  --------                   --------
    Total distributions.....................................         (1.02)                --
                                                                  --------                   --------
Net asset value, end of period..............................      $  12.28                   $   9.82
                                                                  ========                   ========
Total Return(1).............................................         36.66%                     (1.80)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................      $399,613                   $159,898
  Net expenses to average daily net assets..................          0.48%                      0.48%(2)
  Net investment income to average daily net assets.........          0.47%                      0.70%(2)
  Portfolio turnover rate...................................           132%                        13%
  Average broker commission rate per equity share...........      $ 0.0277                   $ 0.0344
  Fees and expenses voluntarily waived or borne by the
    Manager consisted
    of the following per share amount.......................      $   0.03                   $   0.01

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Annualized

FUNDAMENTAL VALUE FUND

                                                                                CLASS III SHARES
                                                    ------------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                    ------------------------------------------------------------------------
                                                      1998       1997       1996       1995       1994      1993     1992(1)
                                                      ----       ----       ----       ----       ----      ----     -------
Net asset value, beginning of period..............  $  16.33   $  15.04   $  12.54   $  12.49   $  11.71   $ 10.82   $ 10.00
                                                    --------   --------   --------   --------   --------   -------   -------
Income from investment operations:
  Net investment income...........................      0.35       0.33       0.37       0.34       0.27      0.30      0.11
  Net realized and unrealized gain................      3.90       2.53       3.26       0.55       1.64      1.32      0.77
                                                    --------   --------   --------   --------   --------   -------   -------
    Total from investment operations..............      4.25       2.86       3.63       0.89       1.91      1.62      0.88
                                                    --------   --------   --------   --------   --------   -------   -------
Less distributions to shareholders:
  From net investment income......................     (0.38)     (0.32)     (0.37)     (0.32)     (0.28)    (0.30)    (0.06)
  From net realized gains.........................     (8.28)     (1.25)     (0.76)     (0.52)     (0.85)    (0.43)       --
                                                    --------   --------   --------   --------   --------   -------   -------
    Total distributions...........................     (8.66)     (1.57)     (1.13)     (0.84)     (1.13)    (0.73)    (0.06)
                                                    --------   --------   --------   --------   --------   -------   -------
Net asset value, end of period....................  $  11.92   $  16.33   $  15.04   $  12.54   $  12.49   $ 11.71   $ 10.82
                                                    ========   ========   ========   ========   ========   =======   =======
Total Return(2)...................................     30.43%     20.03%     29.95%      7.75%     16.78%    15.66%     8.87%
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $127,036   $232,583   $212,428   $182,871   $147,767   $62,339   $32,252
  Net expenses to average daily net assets........      0.75%      0.75%      0.75%      0.75%      0.75%     0.73%     0.62%(4)
  Net investment income to average daily net
    assets........................................      1.84%      2.15%      2.61%      2.84%      2.32%     2.77%     3.43%(4)
  Portfolio turnover rate.........................        21%        25%        34%        49%        65%       83%       33%
  Average broker commission rate per equity
    share(3)......................................  $ 0.0670   $ 0.0590        N/A        N/A        N/A       N/A       N/A
  Fees and expenses voluntarily waived or borne by
    the Manager consisted of the following per
    share amounts.................................  $   0.04   $   0.02   $   0.01   $   0.01   $   0.01   $  0.03   $  0.03

(1) For the period from the commencement of operations, October 31, 1991 to February 29, 1992.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(4) Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

REIT FUND

                                                                              CLASS III SHARES
                                                              ------------------------------------------------
                                                                                    PERIOD FROM MAY 31, 1996
                                                                 YEAR ENDED       (COMMENCEMENT OF OPERATIONS)
                                                              FEBRUARY 28, 1998       TO FEBRUARY 28, 1997
                                                              -----------------   ----------------------------
Net asset value, beginning of period........................      $  12.62                  $  10.00
                                                                  --------                  --------
Income from investment operations:
  Net investment income.....................................          0.53                      0.24
  Net realized and unrealized gain..........................          1.26                      2.60
                                                                  --------                  --------
    Total from investment operations........................          1.79                      2.84
                                                                  --------                  --------
Less distributions to shareholders:
  From net investment income................................         (0.57)                    (0.17)
  In excess of net investment income........................         (0.03)               --
  From net realized gains...................................         (0.89)                    (0.05)
                                                                  --------                  --------
    Total distributions.....................................         (1.49)                    (0.22)
                                                                  --------                  --------
Net asset value, end of period..............................      $  12.92                  $  12.62
                                                                  ========                  ========
Total Return(1).............................................         14.29%                    28.49%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................      $374,774                  $260,929
  Net expenses to average daily net assets..................          0.69%(2)                  0.69%(2)
  Net investment income to average daily net assets.........          4.10%(2)                  4.72%(2)
  Portfolio turnover rate...................................            86%                       21%
  Average broker commission rate per equity share...........      $ 0.0394                  $ 0.0323
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....      $   0.03                  $   0.02

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2)  Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE FUND

                                                   CLASS II SHARES                             CLASS III SHARES
                                          ---------------------------------   ---------------------------------------------------
                                                            PERIOD FROM
                                                         SEPTEMBER 26, 1996
                                           YEAR ENDED     (COMMENCEMENT OF                YEAR ENDED FEBRUARY 28/29,
                                          FEBRUARY 28,     OPERATIONS) TO     ---------------------------------------------------
                                              1998       FEBRUARY 28, 1997       1998         1997          1996          1995
                                          ------------   ------------------   ----------   ----------    ----------    ----------
Net asset value, beginning of period....    $ 24.36           $ 24.60         $    24.37   $    24.62    $    22.32    $    25.56
                                            -------           -------         ----------   ----------    ----------    ----------
Income (loss) from investment
  operations:
  Net investment income.................       0.52(7)           0.14               0.54(7)       0.59         0.36          0.27
  Net realized and unrealized gain
    (loss)..............................       1.94              0.96               1.96         1.02          3.09         (1.57)
                                            -------           -------         ----------   ----------    ----------    ----------
    Total from investment operations....       2.46              1.10               2.50         1.61          3.45         (1.30)
                                            -------           -------         ----------   ----------    ----------    ----------
Less distributions to shareholders:
  From net investment income............      (0.74)            (0.27)             (0.75)       (0.33)        (0.39)        (0.35)
  From net realized gains...............      (2.92)            (1.07)             (2.92)       (1.53)        (0.76)        (1.59)
                                            -------           -------         ----------   ----------    ----------    ----------
    Total distributions.................      (3.66)            (1.34)             (3.67)       (1.86)        (1.15)        (1.94)
                                            -------           -------         ----------   ----------    ----------    ----------
Net asset value, end of period..........    $ 23.16           $ 24.36         $    23.20   $    24.37    $    24.62    $    22.32
                                            =======           =======         ==========   ==========    ==========    ==========
Total Return(2).........................      11.60%             4.51%             11.71%        6.72%        15.72%        (5.31)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....    $12,500           $25,302         $3,046,510   $4,232,937    $4,538,036    $2,591,646
  Net expenses to average daily net
    assets..............................       0.76%             0.80%(4,5)         0.69%        0.71%(3)       0.71%(3)       0.70%
  Net investment income to average daily
    net assets..........................       2.14%             0.98%(5)           2.19%        2.34%         1.93%         1.48%
  Portfolio turnover rate...............         68%               97%                68%          97%           14%           53%
  Average broker commission rate per
    equity share(6).....................    $0.0077           $0.0062         $   0.0077   $   0.0062           N/A           N/A
  Fees and expenses voluntarily waived
    or borne by the Manager consisted of
    the following per share amounts.....    $  0.07           $  0.05         $     0.07   $     0.06    $     0.03    $     0.03

(1) For the period from the commencement of operations, April 7, 1987 to February 29, 1988.
(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(4) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(5)  Annualized.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(7)  Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL CORE FUND

                                                                     CLASS III SHARES                            CLASS IV SHARES
                                              --------------------------------------------------------------    -----------------
                                                                                                                   PERIOD FROM
                                                                                                                 JANUARY 9, 1998
                                                                                                                (COMMENCEMENT OF
                                                 YEAR ENDED           YEAR ENDED            PERIOD ENDED         OPERATIONS) TO
                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997    FEBRUARY 29, 1996(1)    FEBRUARY 28, 1998
                                              -----------------    -----------------    --------------------    -----------------
Net asset value, beginning of period........      $  12.68             $  11.54               $  10.00              $  10.87
                                                  --------             --------               --------              --------
Income from investment operations:
  Net investment income.....................          0.27(6)              0.22                   0.23                  0.01(6)
  Net realized and unrealized gain..........          1.72                 1.63                   1.44                  1.04
                                                  --------             --------               --------              --------
    Total from investment operations........          1.99                 1.85                   1.67                  1.05
                                                  --------             --------               --------              --------
Less distributions to shareholders from:
  Net investment income.....................         (0.27)               (0.28)                 (0.06)              --
  Net realized gains........................         (2.48)               (0.43)                 (0.07)              --
                                                  --------             --------               --------              --------
    Total distributions.....................         (2.75)               (0.71)                 (0.13)              --
                                                  --------             --------               --------              --------
Net asset value, end of period..............      $  11.92             $  12.68               $  11.54              $  11.92
                                                  ========             ========               ========              ========
Total Return(2).............................         17.98%               16.55%                 16.66%                 9.66%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........      $207,653             $581,099               $407,227              $362,829
  Net expenses to average daily net
    assets..................................          0.69%                0.72%(3)               0.69%(4)              0.63%(4)
  Net investment income to average daily net
    assets..................................          2.15%                2.25%                  1.89%(4)              0.72%(4)
  Portfolio turnover rate...................            96%                  84%                     7%                   96%
  Average broker commission rate per equity
    share(5)................................      $ 0.0086             $ 0.0067                    N/A              $ 0.0086
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts.............      $   0.05             $   0.04               $   0.05              $   0.01

(1)  Period from June 30, 1995 (commencement of operations) to February 29,
     1996.
(2) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(3) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .03% of average daily net assets.
(4)  Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(6)  Computed using average shares outstanding throughout the period.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                                          CLASS III SHARES                                             CLASS IV SHARES
    --------------------------------------------------------------------------------------------      -----------------
                                                                                                         PERIOD FROM
                                                                                                       JANUARY 9, 1998
                                     YEAR ENDED FEBRUARY 28/29,                                       (COMMENCEMENT OF
    --------------------------------------------------------------------------------------------       OPERATIONS) TO
       1994           1993          1992          1991          1990         1989        1988(1)      FEBRUARY 28, 1998
    ----------      --------      --------      --------      --------      -------      -------      -----------------
    $    18.51      $  18.80      $  18.73      $  18.79      $  17.22      $ 14.76      $ 15.00          $  20.61
    ----------      --------      --------      --------      --------      -------      -------          --------
          0.29          0.29          0.29          0.55          0.49         0.45         0.18              0.02(7)
          7.44         (0.04)         0.22          0.69          1.93         3.37        (0.03)             2.56
    ----------      --------      --------      --------      --------      -------      -------          --------
          7.73          0.25          0.51          1.24          2.42         3.82         0.15              2.58
    ----------      --------      --------      --------      --------      -------      -------          --------
         (0.27)        (0.20)        (0.28)        (0.54)        (0.55)       (0.45)       (0.05)               --
         (0.41)        (0.34)        (0.16)        (0.76)        (0.30)       (0.91)       (0.34)               --
    ----------      --------      --------      --------      --------      -------      -------          --------
         (0.68)        (0.54)        (0.44)        (1.30)        (0.85)       (1.36)       (0.39)               --
    ----------      --------      --------      --------      --------      -------      -------          --------
    $    25.56      $  18.51      $  18.80      $  18.73      $  18.79      $ 17.22      $ 14.76          $  23.19
    ==========      ========      ========      ========      ========      =======      =======          ========
         42.10%         1.43%         2.84%         7.44%        13.99%       26.35%        1.07%            12.52%
    $2,286,431      $918,332      $414,341      $173,792      $101,376      $35,636      $11,909          $682,952
          0.71%(3)      0.70%         0.70%         0.78%         0.80%        0.88%        0.70%(5)          0.63%(5)
          1.48%         2.36%         2.36%         3.32%         3.17%        3.19%        1.27%(5)          0.68%(5)
            23%           23%           35%           81%           45%          37%         129%               68%
           N/A           N/A           N/A           N/A           N/A          N/A          N/A          $ 0.0077
    $     0.03      $   0.03      $   0.02      $   0.01      $   0.02      $  0.05      $  0.08          $   0.01

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
FOREIGN FUND*

                                          CLASS II SHARES                         CLASS III SHARES               CLASS IV SHARES
                               --------------------------------------   -------------------------------------   -----------------
                                                      PERIOD FROM                              PERIOD FROM         PERIOD FROM
                                                   SEPTEMBER 30, 1996                         JUNE 28, 1996      JANUARY 9, 1998
                                                    (COMMENCEMENT OF                        (COMMENCEMENT OF    (COMMENCEMENT OF
                                  YEAR ENDED         OPERATIONS) TO        YEAR ENDED        OPERATIONS) TO      OPERATIONS) TO
                               FEBRUARY 28, 1998   FEBRUARY 28, 1997    FEBRUARY 28, 1998   FEBRUARY 28, 1997   FEBRUARY 28, 1998
                               -----------------   ------------------   -----------------   -----------------   -----------------
Net asset value, beginning of
 period......................       $ 10.65             $ 10.02             $  10.66            $  10.00            $  10.90
                                    -------             -------             --------            --------            --------
Income (loss) from investment
 operations:
 Net investment income.......          0.18(6)             0.06                 0.21(6)             0.08                  --(8)
 Net realized and unrealized
   gain (loss)...............          1.48                0.65                 1.45                0.66                1.21
                                    -------             -------             --------            --------            --------
   Total from investment
     operations..............          1.66                0.71                 1.66                0.74                1.21
                                    -------             -------             --------            --------            --------
Less distributions to
 shareholders:
 From net investment
   income....................         (0.22)              (0.08)               (0.22)              (0.08)                 --
 From net realized gains.....         (0.00)(7)              --                (0.00)(7)              --                  --
                                    -------             -------             --------            --------            --------
   Total distributions.......         (0.22)              (0.08)               (0.22)              (0.08)                 --
                                    -------             -------             --------            --------            --------
Net asset value, end of
 period......................       $ 12.09             $ 10.65             $  12.10            $  10.66            $  12.11
                                    =======             =======             ========            ========            ========
Total Return(1)..............         15.94%               7.08%               15.95%               7.37%              11.10%
Ratios/Supplemental Data:
 Net assets, end of period
   (000's)...................       $53,949             $21,957             $847,427            $671,829            $219,785
 Net expenses to average
   daily net assets..........          0.82%               0.84%(2,4)           0.75%               0.76%(2,3)          0.69%(2)
 Net investment income to
   average daily net
   assets....................          1.60%               0.83%(2)             1.80%               1.24%(2)            0.26%(2)
 Portfolio turnover rate.....            19%                 13%                  19%                 13%                 19%
 Average broker commission
   rate per equity
   share(5)..................       $0.0153             $0.0204             $ 0.0153            $ 0.0204            $ 0.0153
 Fees and expenses
   voluntarily waived or
   borne by the Manager
   consisted of the following
   per share amounts.........       $  0.03             $  0.02             $   0.03            $   0.02            $     --(9)
(1)  The total return would have been lower had certain expenses not been waived during the period shown.
(2)  Annualized.
(3)  Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets for the period ended February 28, 1997.
(4)  Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets for the period ended February 28, 1997.
(5)  The average broker commission rate will vary depending on the markets in which trades are executed.
(6)  Computed using average shares outstanding throughout the period.
(7)  The per share realized gain distribution was $0.004
(8)  Net investment income earned was less than $0.01 per share.
     Computed using average shares outstanding throughout the
     period.
(9)  Fees or expenses voluntarily waived or borne by the Manager were less than $0.01 per share.
(a)  The fiscal year end of the GMO Pool was June 30.
(b)  Expenses for the GMO Pool were paid directly by its
     unitholders.
(c)  Net of annual total GMO Pool expenses of 0.83% paid directly by unitholders.
  *  The GMO Foreign Fund (the "Foreign Fund") commenced
     operations on June 28, 1996 subsequent to a transaction
     involving, in essence, the reorganization of the GMO
     International Equities Pool of The Common Fund for Nonprofit
     Organizations (the "GMO Pool") as the Foreign Fund. For more information, see "Certain Financial Information Relating to the GMO Foreign Fund."
 **  All information relating to the time periods prior to June
     28, 1996 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is
     not necessarily indicative of future performance of the
     Foreign Fund. The per unit information for the GMO Pool has been restated to conform to the Foreign Fund's initial net asset value of $10.00 per share on such date. The GMO Pool was not a registered investment company as it was exempt
     from registration under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the
     1940 Act. If the GMO Pool had been registered under the 1940
     Act, its performance may have been adversely affected. The
     GMO Pool's performance information is also presented as the performance of the Foreign Fund for periods prior to June
     28, 1996 by including the total return of the GMO Pool; such information does not constitute the financial highlights of the Foreign Fund. For more information relating to the GMO
     Pool and the reorganization of the Foreign Fund, see
     "Certain Financial Information Relating to the GMO Foreign
     Fund."

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. The information relating to the periods ended February 28, 1997 and February 28, 1998 should be read in conjunction with the financial statements and related notes which are included in the Foreign Fund's Annual Report, and which are incorporated by reference in the Trust's Statement of Additional Information. The GMO Pool had only one class of outstanding units. Expenses charged to GMO Pool unitholders were fixed at a level above that of the Foreign Fund's Class II and Class III Shares.

                                    GMO POOL PERFORMANCE INFORMATION**
                                               (UNAUDITED)
     ------------------------------------------------------------------------------------------------
                                          Year Ended June 30,(a)
     ------------------------------------------------------------------------------------------------
      1996          1995          1994          1993          1992          1991           1990
     ------        ------        ------        ------        ------        -------        ------
     $ 8.90        $ 8.52        $ 6.88        $ 6.72        $ 5.94        $  7.04        $ 5.71
     ------        ------        ------        ------        ------        -------        ------
       0.27(b)       0.27(b)       0.15(b)       0.23(b)       0.21(b)        0.29(b)       0.29(b)
       1.07          0.37          1.65          0.15          0.79          (1.09)         1.32
     ------        ------        ------        ------        ------        -------        ------
       1.34          0.64          1.80          0.38          1.00          (0.80)         1.61
     ------        ------        ------        ------        ------        -------        ------
      (0.24)        (0.26)        (0.16)        (0.22)        (0.22)         (0.30)        (0.28)
     ======        ======        ======        ======        ======        =======        ======
     $10.00        $ 8.90        $ 8.52        $ 6.88        $ 6.72        $  5.94        $ 7.04
     ======        ======        ======        ======        ======        =======        ======
      14.25%(c)      6.82%(c)     25.43%(c)      5.10%(c)     16.22%(c)     (11.99)%(c)    27.53%(c)
        N/A           N/A           N/A           N/A           N/A            N/A           N/A
        N/A           N/A           N/A           N/A           N/A            N/A           N/A
        N/A           N/A           N/A           N/A           N/A            N/A           N/A
        N/A           N/A           N/A           N/A           N/A            N/A           N/A
        N/A           N/A           N/A           N/A           N/A            N/A           N/A
        N/A           N/A           N/A           N/A           N/A            N/A           N/A

            GMO POOL PERFORMANCE INFORMATION**
                       (UNAUDITED)
     ------------------------------------------------
                  Year Ended June 30,(a)
     ------------------------------------------------
      1989          1988          1987          1986
     ------        ------        ------        ------
     $ 5.05        $ 5.10        $ 3.83        $ 2.12
     ------        ------        ------        ------
       0.23(b)       0.18(b)       0.14(b)       0.12(b)
       0.66         (0.04)         1.27          1.71
     ------        ------        ------        ------
       0.89          0.14          1.41          1.83
     ------        ------        ------        ------
      (0.23)        (0.19)        (0.14)        (0.12)
     ======        ======        ======        ======
     $ 5.71        $ 5.05        $ 5.10        $ 3.83
     ======        ======        ======        ======
      17.04%(c)      1.96%(c)     36.38%(c)     86.92%(c)
        N/A           N/A           N/A           N/A
        N/A           N/A           N/A           N/A
        N/A           N/A           N/A           N/A
        N/A           N/A           N/A           N/A
        N/A           N/A           N/A           N/A
        N/A           N/A           N/A           N/A

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

                                               CLASS III SHARES
                                  -------------------------------------------
                                          YEAR ENDED FEBRUARY 28/29,
                                  -------------------------------------------
                                    1998           1997            1996
                                    ----           ----            ----
Net asset value, beginning of
  period........................  $  13.46       $  12.95        $  11.95
                                  --------       --------        --------
Income (loss) from investment
  operations:
  Net investment income.........      0.27           0.23            0.18
  Net realized and unrealized
    gain (loss).................      0.42           0.55            1.16
                                  --------       --------        --------
    Total from investment
      operations................      0.69           0.78            1.34
                                  --------       --------        --------
Less distributions to
  shareholders:
  From net investment income....     (0.26)         (0.07)          (0.17)
  In excess of net investment
    income......................     --             --              (0.02)
  From net realized gains.......     (1.67)         (0.20)          (0.15)
  In excess of net realized
    gains.......................     --             --              --
                                  --------       --------        --------
    Total distributions.........     (1.93)         (0.27)          (0.34)
                                  --------       --------        --------
Net asset value, end of
  period........................  $  12.22       $  13.46        $  12.95
                                  ========       ========        ========
Total Return(2).................      6.92%          5.99%          11.43%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................  $234,155       $235,653        $218,964
  Net expenses to average daily
    net assets..................      0.75%          0.76%(3)        0.76%(3)
  Net investment income to
    average daily net assets....      1.93%          1.75%           1.84%
  Portfolio turnover rate.......        79%            13%             13%
  Average broker commission rate
    per equity share(4).........  $ 0.0063       $ 0.0015             N/A
  Fees and expenses voluntarily
    waived or borne by the
    Manager consisted of the
    following per share
    amounts.....................  $   0.12       $   0.10        $   0.07

                                                  CLASS III SHARES
                                  ------------------------------------------------
                                             YEAR ENDED FEBRUARY 28/29,
                                  ------------------------------------------------
                                    1995        1994          1993         1992(1)
                                    ----        ----          ----         -------
Net asset value, beginning of
  period........................  $  14.45    $   8.91       $  9.62       $ 10.00
                                  --------    --------       -------       -------
Income (loss) from investment
  operations:
  Net investment income.........      0.18        0.15          0.35          0.06
  Net realized and unrealized
    gain (loss).................     (1.52)       5.59         (0.68)        (0.43)
                                  --------    --------       -------       -------
    Total from investment
      operations................     (1.34)       5.74         (0.33)        (0.37)
                                  --------    --------       -------       -------
Less distributions to
  shareholders:
  From net investment income....     (0.20)      (0.12)        (0.38)        (0.01)
  In excess of net investment
    income......................     --          --            --            --
  From net realized gains.......     (0.96)      (0.08)        --            --
  In excess of net realized
    gains.......................     --          --            --            --
                                  --------    --------       -------       -------
    Total distributions.........     (1.16)      (0.20)        (0.38)        (0.01)
                                  --------    --------       -------       -------
Net asset value, end of
  period........................  $  11.95    $  14.45       $  8.91       $  9.62
                                  ========    ========       =======       =======
Total Return(2).................     (9.66)%     64.67%        (3.30)%       (3.73)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................  $186,185    $132,645       $35,802       $24,467
  Net expenses to average daily
    net assets..................      0.76%(3)     0.75%        0.75%         0.85%(5)
  Net investment income to
    average daily net assets....      1.45%       1.50%         4.02%         1.91%(5)
  Portfolio turnover rate.......        58%         38%           20%            1%
  Average broker commission rate
    per equity share(4).........       N/A         N/A           N/A           N/A
  Fees and expenses voluntarily
    waived or borne by the
    Manager consisted of the
    following per share
    amounts.....................  $   0.08    $   0.09       $  0.09       $  0.05

(1) For the period from the commencement of operations, October 14, 1991 to February 29, 1992.
(2) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(3) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(5) Annualized.

JAPAN FUND

                                                       CLASS III SHARES
                                           -----------------------------------------
                                                  YEAR ENDED FEBRUARY 28/29,
                                           -----------------------------------------
                                             1998           1997           1996
                                             ----           ----           ----
Net asset value, beginning of period.....  $   7.02       $   8.52       $   9.12
                                           --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)...........      0.01          --(2)          (0.01)(2)
  Net realized and unrealized gain
    (loss)...............................     (0.67)         (1.50)          0.79
                                           --------       --------       --------
    Total from investment operations.....     (0.66)         (1.50)          0.78
                                           --------       --------       --------
Less distributions to shareholders:
  From net investment income.............     --             --             --
  In excess of net investment income.....     --             --             --
  From net realized gains................     --             --             (1.38)
  From paid-in capital(4)................     --             --             --
                                           --------       --------       --------
    Total distributions..................     --             (0.00)         (1.38)
                                           --------       --------       --------
Net asset value, end of period...........  $   6.36       $   7.02       $   8.52
                                           ========       ========       ========
Total Return(5)..........................     (9.40)%       (17.69)%         8.29%
Ratios/Supplemental Data:
  Net assets, end of period (000's)......  $149,152       $218,797       $126,107
  Net expenses to average daily net
    assets...............................      0.69%          0.70%(3)       0.92%
  Net investment income to average daily
    net assets...........................      0.21%          0.01%         (0.13)%
  Portfolio turnover rate................       128%             4%            23%
  Average broker commission rate per
    equity share(6)......................  $ 0.0072       $ 0.0066            N/A
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts..........  $   0.02       $   0.03       $   0.01

                                                                  CLASS III SHARES
                                           ---------------------------------------------------------------
                                                             YEAR ENDED FEBRUARY 28/29,
                                           ---------------------------------------------------------------
                                            1995        1994           1993           1992         1991(1)
                                            ----        ----           ----           ----         -------
Net asset value, beginning of period.....  $ 11.13    $   7.37       $   7.73       $   9.48       $ 10.00
                                           -------    --------       --------       --------       -------
Income (loss) from investment operations:
  Net investment income (loss)...........    --(2)       --              0.01          --            (0.01)
  Net realized and unrealized gain
    (loss)...............................    (1.08)       3.94          (0.36)         (1.74)        (0.39)
                                           -------    --------       --------       --------       -------
    Total from investment operations.....    (1.08)       3.94          (0.35)         (1.74)        (0.40)
                                           -------    --------       --------       --------       -------
Less distributions to shareholders:
  From net investment income.............    --          --             (0.01)         --            --
  In excess of net investment income.....    --          (0.01)         --             --            --
  From net realized gains................    (0.93)      (0.17)         --             --            --
  From paid-in capital(4)................    --          --             --             (0.01)        (0.12)
                                           -------    --------       --------       --------       -------
    Total distributions..................    (0.93)      (0.18)         (0.01)         (0.01)        (0.12)
                                           -------    --------       --------       --------       -------
Net asset value, end of period...........  $  9.12    $  11.13       $   7.37       $   7.73       $  9.48
                                           =======    ========       ========       ========       =======
Total Return(5)..........................   (10.62)%     53.95%         (4.49)%       (18.42)%       (3.79)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)......  $60,123    $450,351       $306,423       $129,560       $60,509
  Net expenses to average daily net
    assets...............................     0.83%       0.87%          0.88%          0.93%         0.95%(8)
  Net investment income to average daily
    net assets...........................    (0.02)%     (0.01)%         0.12%         (0.11)%       (0.32)%(8)
  Portfolio turnover rate................       60%          8%            17%            25%           11%
  Average broker commission rate per
    equity share(6)......................      N/A         N/A            N/A            N/A           N/A
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts..........  $    --(7) $   0.01       $   0.01       $   0.01       $  0.01

(1) For the period from the commencement of operations, June 8, 1990 to February 28, 1991.
(2) Based on average month-end shares outstanding.
(3) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets.
(4) Return of capital for book purposes only. A distribution was required for tax purposes to avoid the payment of federal excise tax.
(5) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(7) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(8) Annualized.
The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING MARKETS FUND

                                                                     CLASS III SHARES                            CLASS IV SHARES
                                              ---------------------------------------------------------------   -----------------
                                                                                               PERIOD FROM         PERIOD FROM
                                                                                            DECEMBER 9, 1993     JANUARY 9, 1998
                                                      YEAR ENDED FEBRUARY 28/29,            (COMMENCEMENT OF    (COMMENCEMENT OF
                                              -------------------------------------------    OPERATIONS) TO      OPERATIONS) TO
                                                1998        1997        1996       1995     FEBRUARY 28, 1994   FEBRUARY 28, 1998
                                              --------   ----------   --------   --------   -----------------   -----------------
Net asset value, beginning of period........  $  12.49   $    10.54   $   9.52   $  12.13       $  10.00            $   8.62
                                              --------   ----------   --------   --------       --------            --------
Income (loss) from investment operations:
 Net investment income......................      0.16(7)       0.13      0.10       0.05           0.02                0.01(7)
 Net realized and unrealized gain (loss)....     (1.76)        1.96       1.06      (2.37)          2.11                0.93
                                              --------   ----------   --------   --------       --------            --------
   Total from investment operations.........     (1.60)        2.09       1.16      (2.32)          2.13                0.94
                                              --------   ----------   --------   --------       --------            --------
Less distributions to shareholders from:
 Net investment income......................     (0.25)       (0.14)     (0.01)     (0.07)         (0.00)(1)         --
 Net realized gains.........................     (0.71)      --          (0.13)     (0.22)       --                  --
 In excess of net realized gains............     (0.37)      --          --         --           --                  --
                                              --------   ----------   --------   --------       --------            --------
   Total distributions......................     (1.33)       (0.14)     (0.14)     (0.29)         (0.00)            --
                                              --------   ----------   --------   --------       --------            --------
Net asset value, end of period..............  $   9.56   $    12.49   $  10.54   $   9.52       $  12.13            $   9.56
                                              ========   ==========   ========   ========       ========            ========
Total Return(2).............................    (12.94)%      19.98%     12.24%    (19.51)%        21.35%              10.90%
Ratios/Supplemental Data:
 Net assets, end of period (000's)..........  $913,615   $1,725,651   $907,180   $384,259       $114,409            $672,020
 Net expenses to average daily net assets...      1.24%(6)       1.24%(6)     1.35%     1.58%         1.64%(4)          1.22%(4,8)
 Net investment income to average daily net
   assets...................................      1.30%        1.40%      1.31%      0.85%          0.87%(4)            0.65%(4)
 Portfolio turnover rate....................        88%          41%        35%        50%             2%                 88%
 Average broker commission rate per equity
   share(5).................................  $ 0.0017   $   0.0004        N/A        N/A            N/A            $ 0.0017
 Fees and expenses voluntarily waived or
   borne by the Manager consisted of the
   following per share amounts..............  $   0.03   $     0.02   $  --(3)   $  --          $--     (3)         $--     (3)

 (1)  The per share income distribution was $0.004.

 (2) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

 (3) Fees and expenses voluntarily waived or borne by the Manager were less than $0.01 per share.

 (4)  Annualized.

 (5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

 (6) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .06% and .035% of average daily net assets for the years ended February 28, 1997 and 1998, respectively.

 (7)  Computed using average shares outstanding throughout the period.

 (8) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .04% of average daily net assets.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EVOLVING COUNTRIES FUND

                                                                    CLASS III SHARES
                                                              ----------------------------
                                                              PERIOD FROM AUGUST 29, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO FEBRUARY 28, 1998
                                                              ----------------------------
Net asset value, beginning of period........................            $ 10.00
                                                                        -------
Income from investment operations:
 Net investment income......................................               0.03(5)
 Net realized and unrealized loss...........................              (1.42)
                                                                        -------
   Total from investment operations.........................              (1.39)
                                                                        -------
Net asset value, end of period..............................            $  8.61
                                                                        =======
Total Return(2).............................................             (13.90)%
Ratios/Supplemental Data:
 Net assets, end of period (000's)..........................            $39,698
 Net expenses to average daily net assets...................               1.65%(1,3)
 Net investment income to average daily net assets..........               0.78%(1)
 Portfolio turnover rate....................................                 56%
 Average broker commission rate per equity share(4).........            $0.0013
 Fees and expenses voluntarily waived or borne by the
   Manager consisted of the following per share amount......            $  0.03

(1)  Annualized.

(2) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

(3) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .16% of average daily net assets.

(4) The average broker commission rate will vary depending on the markets in which trades are executed.

(5)  Computed using average shares outstanding throughout the period.

GLOBAL PROPERTIES FUND

                                                                         CLASS III SHARES
                                                              --------------------------------------
                                                                                      PERIOD FROM
                                                                                   DECEMBER 20, 1996
                                                                                   (COMMENCEMENT OF
                                                                 YEAR ENDED         OPERATIONS) TO
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997
                                                              -----------------    -----------------
Net asset value, beginning of period........................       $ 10.06              $ 10.00
                                                                   -------              -------
Income from investment operations:
  Net investment income.....................................          0.30                 0.04
  Net realized and unrealized gain..........................          0.10                 0.02(3)
                                                                   -------              -------
    Total from investment operations........................          0.40                 0.06
                                                                   -------              -------
Less distributions to shareholders:
  From net investment income................................         (0.32)             --
                                                                   -------              -------
Net asset value, end of period..............................       $ 10.14              $ 10.06
                                                                   =======              =======
Total Return(1).............................................          4.07%                0.60%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $10,061              $ 9,464
  Net expenses to average daily net assets..................          1.43%                1.98%(4)
  Net investment income to average daily net assets.........          2.89%                2.39%(4)
  Portfolio turnover rate...................................            15%                   0%
  Average broker commission rate per equity share(2)........       $0.0158              $0.0062
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....       $  0.08              $  0.05

(1) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) The average broker commission rate will vary depending on the markets in which trades are executed.
(3) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended February 28, 1997 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(4)  Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND

                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                                                    PERIOD FROM
                                                                                                  AUGUST 18, 1994
                                                                 YEAR ENDED FEBRUARY 28/29,      (COMMENCEMENT OF
                                                              --------------------------------    OPERATIONS) TO
                                                                1998        1997        1996     FEBRUARY 28, 1995
                                                              --------    --------    --------   -----------------
Net asset value, beginning of period........................  $  10.18    $  10.40    $  10.13       $  10.00
                                                              --------    --------    --------       --------
Income from investment operations:
  Net investment income.....................................      0.67        0.58        0.66           0.24
  Net realized and unrealized gain (loss)...................      0.38       (0.09)       0.58           0.07
                                                              --------    --------    --------       --------
    Total from investment operations........................      1.05        0.49        1.24           0.31
                                                              --------    --------    --------       --------
Less distributions to shareholders:
  From net investment income................................     (0.70)      (0.60)      (0.60)         (0.18)
  From net realized gains...................................     (0.27)      (0.08)      (0.37)       --
  In excess of net realized gains...........................        --       (0.03)         --             --
                                                              --------    --------    --------       --------
    Total distributions.....................................     (0.97)      (0.71)      (0.97)         (0.18)
                                                              --------    --------    --------       --------
Net asset value, end of period..............................  $  10.26    $  10.18    $  10.40       $  10.13
                                                              ========    ========    ========       ========
Total Return(1).............................................     10.71%       4.93%      12.50%          3.16%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $431,410    $570,862    $310,949       $209,377
  Net expenses to average daily net assets..................      0.25%       0.25%       0.25%          0.25%(2)
  Net investment income to average daily net assets.........      6.14%       6.15%       6.52%          6.96%(2)
  Portfolio turnover rate...................................        59%         25%         70%            65%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amounts....  $   0.02    $   0.02    $   0.01       $   0.01

(1) The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) Annualized.

U.S. BOND/GLOBAL ALPHA A FUND

                                                                    CLASS III SHARES
                                                              ----------------------------
                                                               PERIOD FROM APRIL 30, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO FEBRUARY 28, 1998
                                                              ----------------------------
Net asset value, beginning of period........................            $  10.00
                                                                        --------
Income from investment operations:
  Net investment income.....................................                0.55(2)
  Net realized and unrealized gain..........................                0.66
                                                                        --------
    Total from investment operations........................                1.21
                                                                        --------
Less distributions to shareholders:
  From net investment income................................               (0.27)
  From net realized gains...................................               (0.34)
                                                                        --------
    Total distributions.....................................               (0.61)
                                                                        --------
Net asset value, end of period..............................            $  10.60
                                                                        ========
Total Return(1).............................................               12.16%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................            $228,386
  Net expenses to average daily net assets..................                0.40%(3)
  Net investment income to average daily net assets.........                6.05%(3)
  Portfolio turnover rate...................................                  58%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....            $   0.02

(1) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Computed using average shares outstanding throughout the period.
(3) Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

U.S. BOND/GLOBAL ALPHA B FUND

                                                                    CLASS III SHARES
                                                              ----------------------------
                                                               PERIOD FROM JULY 29, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO FEBRUARY 28, 1998
                                                              ----------------------------
Net asset value, beginning of period........................            $  10.00
                                                                        --------
Income from investment operations:
  Net investment income.....................................                0.35(2)
  Net realized and unrealized gain..........................                0.06
                                                                        --------
    Total from investment operations........................                0.41
                                                                        --------
Less distributions to shareholders:
  From net investment income................................               (0.21)
  From net realized gains...................................               (0.06)
                                                                        --------
    Total distributions.....................................               (0.27)
                                                                        --------
Net asset value, end of period..............................            $  10.14
                                                                        ========
Total Return(1).............................................                4.15%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................            $380,605
  Net expenses to average daily net assets..................                0.35%(3)
  Net investment income to average daily net assets.........                5.88%(3)
  Portfolio turnover rate...................................                  27%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....            $   0.02

(1) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Computed using average shares outstanding throughout the period.
(3) Annualized.

INTERNATIONAL BOND FUND

                                                                                CLASS III SHARES
                                               ----------------------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                DECEMBER 22, 1993
                                                               YEAR ENDED FEBRUARY 28/29,                       (COMMENCEMENT OF
                                               -----------------------------------------------------------       OPERATIONS) TO
                                                 1998             1997             1996             1995        FEBRUARY 28, 1994
                                               --------         --------         --------         --------      -----------------
Net asset value, beginning of period.........  $  10.78         $  10.92         $   9.64         $   9.96           $ 10.00
                                               --------         --------         --------         --------           -------
Income (loss) from investment operations:
  Net investment income......................      0.59             0.71             0.62             0.98              0.08
  Net realized and unrealized gain (loss)....      0.08             0.65             1.55            (0.21)            (0.12)
                                               --------         --------         --------         --------           -------
    Total from investment operations.........      0.67             1.36             2.17             0.77             (0.04)
                                               --------         --------         --------         --------           -------
Less distributions to shareholders:
  From net investment income.................     (0.54)           (0.81)           (0.59)           (0.75)          --
  From net realized gains....................     (0.10)           (0.54)           (0.30)           (0.34)          --
  In excess of net realized gains............     (0.36)           (0.15)           --               --              --
                                               --------         --------         --------         --------           -------
    Total distributions......................     (1.00)           (1.50)           (0.89)           (1.09)          --
                                               --------         --------         --------         --------           -------
Net asset value, end of period...............  $  10.45         $  10.78         $  10.92         $   9.64           $  9.96
                                               ========         ========         ========         ========           =======
Total Return(1)..............................      6.32%           12.39%           22.72%            8.23%            (0.40)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........  $293,022         $235,783         $193,920         $151,189           $39,450
  Net expenses to average daily net assets...      0.40%            0.40%            0.40%            0.40%             0.40%(2)
  Net investment income to average daily net
    assets...................................      6.24%            6.93%            8.17%            7.51%             5.34%(2)
  Portfolio turnover rate....................       105%              95%              99%             141%               14%
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts..............  $   0.02         $   0.02         $   0.01         $   0.02           $  0.01

(1) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                 CLASS III SHARES
                                                              ------------------------------------------------------
                                                                                                     PERIOD FROM
                                                                                                  SEPTEMBER 30, 1994
                                                                 YEAR ENDED FEBRUARY 28/29,        (COMMENCEMENT OF
                                                              --------------------------------      OPERATIONS) TO
                                                                1998        1997        1996      FEBRUARY 28, 1995
                                                              --------    --------    --------    ------------------
Net asset value, beginning of period........................  $  12.16    $  10.92    $   9.99         $  10.00
                                                              --------    --------    --------         --------
Income (loss) from investment operations:
  Net investment income.....................................      0.88        0.66        1.05             0.24
  Net realized and unrealized gain (loss)...................      0.73        2.07        1.62            (0.09)
                                                              --------    --------    --------         --------
    Total from investment operations........................      1.61        2.73        2.67             0.15
                                                              --------    --------    --------         --------
Less distributions to shareholders:
  From net investment income................................     (0.88)      (0.60)      (1.04)           (0.16)
  From net realized gains...................................     (2.23)      (0.45)      (0.42)        --
  In excess of net realized gains...........................     --          (0.44)      (0.28)        --
                                                              --------    --------    --------         --------
    Total distributions.....................................     (3.11)      (1.49)      (1.74)           (0.16)
                                                              --------    --------    --------         --------
Net asset value, end of period..............................  $  10.66    $  12.16    $  10.92         $   9.99
                                                              ========    ========    ========         ========
Total Return(1).............................................     14.44%      25.57%      27.36%            1.49%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $320,905    $468,979    $236,162         $238,664
  Net expenses to average daily net assets..................      0.40%       0.40%       0.40%            0.40%(2)
  Net investment income to average daily net assets.........      6.50%       6.86%       8.54%            8.46%(2)
  Portfolio turnover rate...................................       135%         90%         85%              64%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted
    of the following per share amounts......................  $   0.05    $   0.03    $   0.03         $   0.01

(1) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) Annualized.

GLOBAL BOND FUND

                                                                          CLASS III SHARES
                                                              ----------------------------------------
                                                                                        PERIOD FROM
                                                                  YEAR ENDED         DECEMBER 28, 1995
                                                                 FEBRUARY 28,        (COMMENCEMENT OF
                                                              -------------------     OPERATIONS) TO
                                                                1998       1997      FEBRUARY 29, 1996
                                                              --------    -------    -----------------
Net asset value, beginning of period........................  $  10.16    $  9.89         $ 10.00
                                                              --------    -------         -------
Income (loss) from investment operations:
  Net investment income.....................................      0.65(3)    0.61            0.05
  Net realized and unrealized gain (loss)...................      0.36       0.59           (0.16)
                                                              --------    -------         -------
    Total from investment operations........................      1.01       1.20           (0.11)
                                                              --------    -------         -------
Less distributions to shareholders:
  From net investment income................................     (0.56)     (0.57)        --
  From net realized gains...................................     (0.28)     (0.36)        --
  In excess of net realized gains...........................     (0.18)     --            --
                                                              --------    -------         -------
    Total distributions.....................................     (1.02)     (0.93)        --
                                                              --------    -------         -------
Net asset value, end of period..............................  $  10.15    $ 10.16         $  9.89
                                                              ========    =======         =======
Total Return(1).............................................     10.19%     12.01%          (1.10)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $105,052    $70,768         $31,072
  Net expenses to average daily net assets..................      0.34%      0.34%           0.34%(2)
  Net investment income to average daily net assets.........      6.21%      6.31%           6.16%(2)
  Portfolio turnover rate...................................       103%        72%              0%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted
    of the following per share amounts......................  $   0.04    $  0.04         $  0.01

(1) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Annualized.
(3) Computed using average shares outstanding throughout the period.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

                                                                         CLASS III SHARES                        CLASS IV SHARES
                                                       -----------------------------------------------------    -----------------
                                                                                              PERIOD FROM          PERIOD FROM
                                                                                            APRIL 19, 1994       JANUARY 9, 1998
                                                          YEAR ENDED FEBRUARY 28/29,       (COMMENCEMENT OF     (COMMENCEMENT OF
                                                       --------------------------------     OPERATIONS) TO       OPERATIONS) TO
                                                         1998        1997        1996      FEBRUARY 28, 1995    FEBRUARY 28, 1998
                                                       --------    --------    --------    -----------------    -----------------
Net asset value, beginning of period.................  $  14.09    $  11.76    $   8.39        $  10.00             $  10.99
                                                       --------    --------    --------        --------             --------
Income (loss) from investment operations:
   Net investment income.............................      1.13(3)     1.48        1.35            0.48                 0.10(3)
   Net realized and unrealized gain (loss)...........      1.51        6.40        3.84           (1.59)                0.54
                                                       --------    --------    --------        --------             --------
       Total from investment operations..............      2.64        7.88        5.19           (1.11)                0.64
                                                       --------    --------    --------        --------             --------
Less distributions to shareholders:
   From net investment income........................     (0.84)      (1.58)      (1.17)          (0.40)             --
   From net realized gains...........................     (4.25)      (3.97)      (0.65)        --                   --
   In excess of net realized gains...................     --          --          --              (0.10)             --
                                                       --------    --------    --------        --------             --------
       Total distributions...........................     (5.09)      (5.55)      (1.82)          (0.50)             --
                                                       --------    --------    --------        --------             --------
Net asset value, end of period.......................  $  11.64    $  14.09    $  11.76        $   8.39             $  11.63
                                                       ========    ========    ========        ========             ========
Total Return(1)......................................     22.27%      74.32%      63.78%         (11.65%)               5.82%
Ratios/Supplemental Data:
   Net assets, end of period (000's).................  $460,387    $555,452    $615,485        $243,451             $310,580
   Net expenses to average daily net assets..........      0.53%       0.57%       0.50%           0.50%(2)             0.50%(2)
   Net investment income to average daily net
     assets..........................................      8.62%       8.35%      12.97%          10.57%(2)             7.17%(2)
   Portfolio turnover rate...........................       255%        152%        158%            104%                 255%
   Fees and expenses voluntarily waived or borne by
     the Manager consisted of the following per share
     amounts.........................................  $   0.03    $   0.03    $   0.02        $   0.01              --     (4)

(1) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) Annualized.
(3) Computed using average shares outstanding throughout the period.
(4) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

SHORT-TERM INCOME FUND

                                                                              CLASS III SHARES
                                            -------------------------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28/29,
                                            -------------------------------------------------------------------------------------
                                             1998       1997       1996      1995      1994      1993      1992(3)    1991(1,2,3)
                                             ----       ----       ----      ----      ----      ----      -------    -----------
Net asset value, beginning of period......  $  9.78    $  9.77    $ 9.56    $ 9.79    $10.05    $ 10.11    $10.00       $ 10.00
                                            -------    -------    ------    ------    ------    -------    ------       -------
Income (loss) from investment operations:
   Net investment income..................     0.55       0.47      0.57      0.63      0.44       0.46      0.56          0.67
   Net realized and unrealized gain
     (loss)...............................     0.03       0.06      0.20     (0.28)    (0.09)      0.30      0.11        --
                                            -------    -------    ------    ------    ------    -------    ------       -------
       Total from investment operations...     0.58       0.53      0.77      0.35      0.35       0.76      0.67          0.67
                                            -------    -------    ------    ------    ------    -------    ------       -------
Less distributions to shareholders:
   From net investment income.............    (0.55)     (0.52)    (0.56)    (0.58)    (0.46)     (0.38)    (0.56)        (0.67)
   From net realized gains................    --         --         --        --       (0.15)     (0.44)     --          --
                                            -------    -------    ------    ------    ------    -------    ------       -------
       Total distributions................    (0.55)     (0.52)    (0.56)    (0.58)    (0.61)     (0.82)    (0.56)        (0.67)
                                            -------    -------    ------    ------    ------    -------    ------       -------
Net asset value, end of period............  $  9.81    $  9.78    $ 9.77    $ 9.56    $ 9.79    $ 10.05    $10.11       $ 10.00
                                            =======    =======    ======    ======    ======    =======    ======       =======
Total Return(4)...........................     6.10%      5.62%     8.32%     3.78%     3.54%      8.25%    11.88%         3.83%
Ratios/Supplemental Data:
   Net assets, end of period (000's)......  $37,377    $40,937    $11,066   $8,193    $8,095    $10,499    $9,257       $40,850
   Net expenses to average daily net
     assets...............................     0.20%      0.20%     0.25%     0.25%     0.25%      0.25%     0.25%         0.25%(5)
   Net investment income to average daily
     net assets...........................     5.73%      5.88%     6.49%     5.02%     4.35%      4.94%     5.83%         7.88%(5)
   Portfolio turnover rate................       50%       287%      139%      335%      243%       649%      135%       --
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts..........  $  0.03    $  0.03    $ 0.03    $ 0.02    $ 0.02    $  0.03    $ 0.03       $  0.09

(1) For the period from the commencement of operations, April 17, 1990 to February 28, 1991.
(2) The per share amounts have been restated to reflect a one for ten reverse stock split effective December 1, 1991.
(3) The Fund operated as a money market fund from April 17, 1990 until June 30, 1991. Subsequently, the Fund became a short-term income fund.
(4) The total returns would have been lower had certain expenses not been waived during the periods shown.
(5) Annualized.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

GLOBAL HEDGED EQUITY FUND

                                                                                       CLASS III SHARES
                                                             --------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  JULY 29, 1994
                                                                     YEAR ENDED FEBRUARY 28/29                  (COMMENCEMENT OF
                                                             ------------------------------------------          OPERATIONS) TO
                                                               1998             1997             1996           FEBRUARY 28, 1995
                                                             --------         --------         --------         -----------------
Net asset value, beginning of period.......................  $  10.69         $  10.64         $  10.12             $  10.00
                                                             --------         --------         --------             --------
Income from investment operations:
  Net investment income....................................      0.35             0.24             0.21                 0.11
  Net realized and unrealized gain (loss)..................     (0.52)            0.01             0.55                 0.08
                                                             --------         --------         --------             --------
    Total from investment operations.......................     (0.17)            0.25             0.76                 0.19
                                                             --------         --------         --------             --------
Less distributions to shareholders:
  From net investment income...............................     (0.35)           (0.20)           (0.24)               (0.07)
  From net realized gains..................................     (1.05)           --               --                 --
  In excess of net realized gains..........................     (0.40)           --               --                 --
                                                             --------         --------         --------             --------
    Total distributions....................................     (1.80)           (0.20)           (0.24)               (0.07)
                                                             --------         --------         --------             --------
Net asset value, end of period.............................  $   8.72         $  10.69         $  10.64             $  10.12
                                                             ========         ========         ========             ========
Total Return(1)............................................     (1.63)%           2.34%            7.54%                1.92%
Ratios/Supplemental Data:
  Net assets, end of period (000's)........................  $170,706         $296,702         $382,934             $214,638
  Net expenses to average daily net assets.................      0.58%            0.91%(2)         0.78%                0.92%(3)
  Net investment income to average daily net assets........      2.93%            1.99%            2.44%                2.85%(3)
  Portfolio turnover rate..................................       277%             463%             214%                 194%
  Average broker commission rate per equity share(4).......  $ 0.0104         $ 0.0084              N/A                  N/A
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amounts...  $   0.04         $   0.02         $  0.005             $  0.006

(1) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(2) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.
(3) Annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

INFLATION INDEXED BOND FUND

                                                                    CLASS III SHARES
                                                              ----------------------------
                                                               PERIOD FROM MARCH 31, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO FEBRUARY 28, 1998
                                                              ----------------------------
Net asset value, beginning of period........................            $ 10.00
Income from investment operations:
  Net investment income.....................................               0.42(4)
  Net realized and unrealized loss..........................              (0.04)
                                                                        -------
        Total from investment operations....................               0.38
                                                                        -------
Less distributions to shareholders:
  From net investment income................................              (0.30)
  In excess of net investment income........................              (0.02)
  From net realized gains...................................                 --(1)
  From tax return of capital................................              (0.02)
                                                                        -------
        Total distributions.................................              (0.34)
                                                                        -------
Net asset value, end of period..............................            $ 10.04
                                                                        =======
Total Return(2).............................................               3.77%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................            $25,660
  Net expenses to average daily net assets..................               0.25%(3)
  Net investment income to average daily net assets.........               4.48%(3)
  Portfolio turnover rate...................................                  9%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....            $  0.04

(1) The per share distribution in excess of net investment income was $0.002.
(2) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(3) Annualized.
(4) Computed using average shares outstanding throughout the period.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

ASSET ALLOCATION FUNDS

INTERNATIONAL EQUITY ALLOCATION FUND

                                                                         CLASS III SHARES
                                                              --------------------------------------
                                                                                      PERIOD FROM
                                                                                   OCTOBER 11, 1996
                                                                                   (COMMENCEMENT OF
                                                                 YEAR ENDED         OPERATIONS) TO
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997
                                                              -----------------    -----------------
Net asset value, beginning of period........................       $ 10.41              $ 10.00
                                                                   -------              -------
Income from investment operations:
  Net investment income(2)..................................          0.33(4)              0.10
  Net realized and unrealized gain..........................          0.31                 0.41
                                                                   -------              -------
    Total from investment operations........................          0.64                 0.51
                                                                   -------              -------
Less distributions to shareholders:
  From net investment income................................         (0.29)               (0.07)
  In excess of net investment income........................            --(5)                --
  From net realized gains...................................         (0.58)               (0.03)
                                                                   -------              -------
    Total distributions.....................................         (0.87)               (0.10)
                                                                   -------              -------
Net asset value, end of period..............................       $ 10.18              $ 10.41
                                                                   =======              =======
Total Return(1).............................................          6.73%                5.11%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $85,876              $30,459
  Net expenses to average daily net assets..................          0.00%                0.01%(3)
  Net investment income to average daily net assets(2)......          3.13%                3.60%(3)
  Portfolio turnover rate...................................            16%                   0%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....       $  0.01              $  0.01

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(3) Annualized.
(4) Computed using average shares outstanding throughout the period.
(5) The per share distribution in excess of net investment income was $0.001.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

WORLD EQUITY ALLOCATION FUND

                                                                         CLASS III SHARES
                                                              --------------------------------------
                                                                                      PERIOD FROM
                                                                                   OCTOBER 22, 1996
                                                                                   (COMMENCEMENT OF
                                                                 YEAR ENDED         OPERATIONS) TO
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997
                                                              -----------------    -----------------
Net asset value, beginning of period........................       $ 10.52              $ 10.07
                                                                   -------              -------
Income from investment operations:
  Net investment income(2)..................................          0.29(5)              0.11
  Net realized and unrealized gain..........................          1.03                 0.63
                                                                   -------              -------
    Total from investment operations........................          1.32                 0.74
                                                                   -------              -------
Less distributions to shareholders:
  From net investment income................................         (0.28)               (0.11)
  In excess of net investment income........................            --(6)                --
  From net realized gains...................................         (0.17)               (0.18)
                                                                   -------              -------
    Total distributions.....................................         (1.45)               (0.29)
                                                                   -------              -------
Net asset value, end of period..............................       $ 10.39              $ 10.52
                                                                   =======              =======
Total Return(1).............................................         13.56%                7.51%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $50,952              $36,746
  Net expenses to average daily net assets..................          0.00%                0.00%(3)
  Net investment income to average daily net assets(2)......          2.65%                0.91%(3)
  Portfolio turnover rate...................................            49%                  31%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amounts ...       $  0.01              $  0.03

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(3) Annualized.
(4) The earliest class of shares of this Fund, Class I Shares, commenced operations on June 28, 1996. For the period from June 28, 1996 to February 28, 1997, Class I Shares of this Fund had a Total Return equal to 8.23%. Total operating expenses for Class I shares were 0.13% higher than expected total operating expenses for Class III Shares.
(5) Computed using average shares outstanding throughout the period.
(6) The per share distribution in excess of net investment income was $0.0004.

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

                                                                         CLASS III SHARES
                                                              --------------------------------------
                                                                                      PERIOD FROM
                                                                                   NOVEMBER 26, 1996
                                                                                   (COMMENCEMENT OF
                                                                 YEAR ENDED         OPERATIONS) TO
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997
                                                              -----------------    -----------------
Net asset value, beginning of period........................       $ 10.30              $ 10.00
                                                                   -------              -------
Income from investment operations:
  Net investment income(3)..................................          0.26(4)              0.12
  Net realized and unrealized gain..........................          1.83                 0.38
                                                                   -------              -------
    Total from investment operations........................          2.09                 0.50
                                                                   -------              -------
Less distributions to shareholders:
  From net investment income................................         (0.26)               (0.12)
  In excess of net investment income........................            --(5)                --
  From net realized gains...................................         (1.65)               (0.08)
                                                                   -------              -------
    Total distributions.....................................         (1.91)               (0.20)
                                                                   -------              -------
Net asset value, end of period..............................       $ 10.48              $ 10.30
                                                                   =======              =======
Total Return(1).............................................         21.86%                5.09%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $45,101              $30,787
  Net expenses to average daily net assets..................          0.00%                0.00%(2)
  Net investment income to average daily net assets(3)......          2.39%                3.21%(2)
  Portfolio turnover rate...................................            32%                  10%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount.....       $  0.01              $  0.01

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Annualized.
(3) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(4) Computed using average shares outstanding throughout the period.
(5) The per share distribution in excess of net investment income was $0.0009.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL BALANCED ALLOCATION FUND

                                                              CLASS III SHARES
                                                              -----------------
                                                                 PERIOD FROM
                                                                JUNE 2, 1997
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              FEBRUARY 28, 1998
                                                              -----------------
Net asset value, beginning of period........................      $  11.56
                                                                  --------
Income from investment operations:
  Net investment income(2)..................................          0.17(5)
  Net realized and unrealized gain..........................          1.30
                                                                  --------
    Total from investment operations........................          1.47
                                                                  --------
Less distributions to shareholders:
  From net investment income................................         (0.33)
  In excess of net investment income........................            --(6)
  From net realized gains...................................         (0.83)
                                                                  --------
    Total distributions.....................................         (1.16)
                                                                  --------
Net asset value, end of period..............................      $  11.87
                                                                  ========
Total Return(1).............................................         13.31%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................      $115,280
  Net expenses to average daily net assets..................          0.00%(3)
  Net investment income to average daily net assets(2)......          1.91%(3)
  Portfolio turnover rate...................................            18%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amounts....      $   0.01

(1) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(2) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(3) Annualized.
(4) The earliest class of shares of this Fund, Class I Shares, commenced operations on July 29, 1996. For the period from July 29, 1996 to February 28, 1997, Class I Shares of this Fund had a Total Return equal to 15.85%. For the period from March 1, 1997 to August 31, 1997, Class I Shares of this Fund had a Total Return equal to 8.86%. Total operating expenses for Class I shares were 0.13% higher than expected total operating expenses for Class III Shares.
(5) Computed using average shares outstanding throughout the period.
(6) The per share distribution in excess of net investment income was $0.001.

The above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods and is currently being offered.

Investors in Class II Shares should be aware that, except as otherwise noted, the above financial highlight tables reflect performance based on Class III expense ratios. In the future, investors in Class II Shares will experience slightly lower total returns than investors in Class III Shares of the same Fund as a result of higher overall expense ratios for Class II Shares. Similarly, investors in Class IV Shares will experience slightly higher returns than investors in Class III Shares of the same Fund as a result of lower overall expense ratios for Class IV Shares.

The Manager's discussion of the performance of each Fund in fiscal 1998, as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager, is included in each Fund's Annual Report for the fiscal year ended February 28, 1998. Copies of such Annual Reports are available upon request without charge.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each of the U.S. Core Fund, the Value Fund, the Growth Fund, the Short-Term Income Fund, the International Core Fund, and the Japan Fund is fundamental and may not be changed without shareholder approval. The investment objective of each other Fund may be changed without shareholder approval. Unless specifically noted herein, the investment policies of the Funds may be changed without shareholder approval. There can be no assurance that the investment objective of any Fund will be achieved.

     As noted in the following Fund descriptions, many of the Funds seek total returns greater than, or select securities that are represented in, certain benchmarks or indexes. These benchmarks or indexes may be commercially developed and published, modifications of commercially available indexes maintained by the Manager, or composite benchmarks maintained by the Manager that blend commercially available indexes. A description of the various benchmarks and indexes is set forth on pages 5 and 6.

DOMESTIC EQUITY FUNDS

U.S. CORE FUND

CURRENT BENCHMARK: S&P 500

     The U.S. Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. The U.S. Core Fund expects that substantially all of its assets will be invested in or exposed to the equity securities of at least 125 companies chosen from among the Wilshire 5000 Index (the "WILSHIRE 5000") and that it will be invested primarily in the approximately 1,200 companies with the largest equity capitalization (i.e., number of shares outstanding multiplied by the market price per share) at the time of investment which are also listed on a United States national securities exchange (the "LARGE CAP 1200"). The U.S. Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

     The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the U.S. Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the U.S. Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in real estate investment trusts ("REITs"), which are described under the description of the GMO REIT Fund in this Prospectus. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in domestic common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

TOBACCO-FREE CORE FUND

CURRENT BENCHMARK: S&P 500

     The Tobacco-Free Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. Substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000 and selected primarily from Large Cap 1200 issuers which are not Tobacco Producing Issuers (as defined below). The Tobacco-Free Core Fund expects that substantially all of its assets will be invested in the securities of at least 125 companies. The Tobacco-Free Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

     The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the Tobacco-Free Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the Tobacco-Free Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

     The Manager has instituted procedures to avoid investment by the Tobacco-Free Core Fund in the securities of issuers which, at the time of purchase, derive more than 10% of their gross revenues from the production of tobacco-related products ("TOBACCO PRODUCING ISSUERS"). For this purpose the Manager will subscribe to and generally rely on information services provided by third parties, although the Manager may cause the Tobacco-Free Core Fund to purchase securities of issuers which are identified by those third parties as Tobacco Producing Issuers if, at the time of purchase, the Manager has received information from the issuer to the effect that it is no longer a Tobacco Producing Issuer.

     Because of its name, the Tobacco-Free Core Fund is required to have a fundamental policy, which cannot be changed without shareholder approval, that under normal market conditions at least 65% of its assets will be invested in the securities of issuers other than Tobacco Producing Issuers. This policy does not affect the Manager's overall goal to not invest in Tobacco Producing Issuers.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs, which are described under the description of the GMO REIT Fund in this Prospectus. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

VALUE FUND

CURRENT BENCHMARK:  Russell 1000 Value Index

     The Value Fund seeks a total return greater than that of the Russell 1000 Value Index through investment in a broadly diversified and liquid portfolio of common stocks. Substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000 and primarily from among the Large Cap 1200. The Fund expects that any income it derives will be from dividends on common stock. The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the Russell 1000 Value Index. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the ongoing business value of the underlying company.

     The Fund's investments are made in securities of companies which, in the opinion of the Manager, are of average or above average investment quality. Investment quality is evaluated using fundamental analysis emphasizing each issuer's historic financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the Russell 1000 Value Index, at times the total return of the Value Fund may be more or less than the total return of the Russell 1000 Value Index.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs, which are described under the description of the GMO REIT Fund. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GROWTH FUND

CURRENT BENCHMARK:  Russell 1000 Growth Index

     The Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Growth Fund attempts to achieve its objective by investing in companies whose earnings per share are expected by the Manager to grow at a rate faster than the average of the Large Cap 1200. The Fund is designed for investors who wish to allocate a portion of their assets to investment in growth-oriented stocks.

     The Fund expects that substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000, and at least 65% of its assets will be invested in the common stocks (and securities convertible into common stocks) of issuers chosen from the Large Cap 1200. The balance of the common stocks (and securities convertible into common stocks) held by the Fund may be less liquid investments since the companies in question will have smaller equity capitalization and/or the securities may not be listed on a national securities exchange.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs, which are described under the description of the GMO REIT Fund in this Prospectus. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

U.S. SECTOR FUND

CURRENT BENCHMARK:  S&P 500

     The U.S. Sector Fund seeks a total return greater than that of the S&P 500 through investment in common stocks, either directly or through investment in other Funds of the Trust ("underlying Funds"). Substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000 and primarily from among the 1,800 companies with the largest equity capitalization whose securities are listed on United States national securities exchanges, and/or in shares of the U.S. Core Fund, Growth Fund, Value Fund, Small Cap Growth Fund, Small Cap Value Fund and REIT Fund. The underlying Funds also invest substantially in common stocks, but may focus on particular sectors and hold higher amounts of smaller companies.

     Using such investments, the Fund will allocate its assets, either directly or through investment in underlying Funds and as directed by the Manager, among major U.S. sectors (including value, growth, small/large capitalization and defensive stocks, stocks in individual industries, etc.) and will overweight those sectors which the Manager believes may outperform the S&P 500 generally. The Fund may place varying degrees of emphasis on different types of companies depending on the Manager's assessment of economic and market conditions, including companies with superior growth prospects and/or companies whose common stock does not, in the opinion of the Manager, adequately reflect the companies' ongoing business value. The Fund or particular underlying Funds may invest in companies with smaller equity capitalization than the companies whose securities are purchased by the Value Fund and the Growth Fund. The securities of small capitalization companies may be less liquid and their market prices more volatile than those issued by companies with larger equity capitalizations. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the S&P 500, the total return of the U.S. Sector Fund may be more or less than the total return of the S&P 500.

     In pursuing its objective, the Fund may invest without limit in shares of the underlying Funds. The Fund may also invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund and the underlying Funds may purchase index futures on the S&P 500 and other domestic indexes for hedging (including anticipatory hedging), investment, and risk management and to effect synthetic sales and purchases. They may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Funds may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences (both directly and indirectly through investments in underlying Funds) even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. Because of its name, the Fund will at all times, either directly or indirectly through its investment in underlying Funds, invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     Investors in the Fund should consider the risks associated with an investment in the underlying Funds as well as the Fund itself. Investors should carefully review disclosure in this Prospectus relating to each of the underlying Funds in considering an investment in the Fund. For a detailed description of the objectives and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein and in the preceding paragraphs, and the risks associated with these practices, see "Description and Risks of Fund Investments."

     The Fund is able to invest without limit in underlying Funds notwithstanding Sections 12(d)(1), 17(a), and other provisions of the 1940 Act because of an SEC exemptive order obtained by the Trust. In addition, the Fund may invest directly in stocks and financial instruments. Thus, an investor in the Fund receives investment management within each of the underlying Funds and receives management for the Fund's direct investments.

     Because the Fund may invest to varying extents in underlying Funds and in stocks and financial instruments, the Manager charges a management fee to the Fund for managing its assets. The management fee will be waived (but not below zero) to the extent of indirect fees incurred due to investment in underlying Funds. For a detailed description of the Fund's fee and expense structure, see "Schedule of Fees and Expenses" and the notes thereto in this Prospectus.

SMALL CAP VALUE FUND

CURRENT BENCHMARK:  Russell 2500 Value Index

     The investment objective of the Small Cap Value Fund (formerly the GMO Core II Secondaries Fund) is long-term growth of capital. Current income is only an incidental consideration. The Small Cap Value Fund attempts to achieve its objective by selecting its investments primarily from domestic second tier companies. For these purposes "SECOND TIER COMPANIES" are those companies whose equity capitalization at the time of investment by the Small Cap Value Fund ranks in the lower two-thirds of the 1800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Among these companies, the Manager will primarily select issuers which, in the opinion of the Manager, represent favorable values relative to their market prices.

     The Small Cap Value Fund invests primarily in common stocks, although the Fund may on rare occasions hold securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants. Because of the Fund's name, under normal market conditions, at least 65% of the Fund's total assets will be invested in or exposed to the securities of issuers with market capitalizations believed to be equal to or less than $1.5 billion on the date of this Prospectus. The Fund may also hold the common stocks (and securities convertible into common stocks) of companies with smaller equity capitalizations. Such investments may be less liquid, as the securities may not be listed on a national securities exchange and their market prices may be more volatile than those issued by companies with larger equity capitalizations.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs, which are described under the description of the GMO

REIT Fund in this Prospectus. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

SMALL CAP GROWTH FUND

CURRENT BENCHMARK:  Russell 2500 Growth Index

     The investment objective of the Small Cap Growth Fund is long-term growth of capital. Current income is only an incidental consideration. The Small Cap Growth Fund attempts to achieve its objective by selecting its investments primarily from domestic second tier companies. Among these companies, the Manager will primarily select stocks that it believes have above average prospects for growth.

     The Small Cap Growth Fund primarily invests in or is exposed to common stocks, although the Fund may on rare occasions hold securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants. Because of its name, under normal market conditions at least 65% of the Fund's total assets will be invested in or exposed to the securities of issuers with market capitalizations believed to be equal to or less than $1.5 billion on the date of this Prospectus. The Fund may also hold the common stocks (and securities convertible into common stocks) of companies with smaller equity capitalizations. Such investments may be less liquid, as the securities may not be listed on a national securities exchange and their market prices may be more volatile than those issued by companies with larger equity capitalizations.

     In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs, which are described in the description of the GMO REIT Fund in this Prospectus. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long- or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FUNDAMENTAL VALUE FUND

     The Fundamental Value Fund seeks long-term capital growth through investment primarily in equity securities. Current income is only a secondary consideration. It is anticipated that at least 90% of the Fund's assets will be invested in common stocks and securities convertible into common stocks. Although the Fund invests primarily in securities traded in the United States, it may invest up to 25% of its assets in securities of foreign issuers and securities traded principally outside of the United States.

     The Fund invests primarily in common stocks of domestic corporations that, in the opinion of the Manager, represent favorable values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established firms with capitalizations of more than $100 million and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average equity risk levels relative to the potential for return through a portfolio with an average historic volatility
(beta) below 1.0. The S&P 500, which serves as a standard for measuring volatility, always has average volatility (beta) of 1.0. The Fund's beta may change with market conditions.

     The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indicators, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indexes, and currency levels. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area.

     In making investments, the Manager takes into account, among other things, a company's source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those companies with financial and business characteristics that it believes will produce above-average growth in earnings. Sell decisions are triggered when, in the opinion of the Manager, the stock price and other fundamental considerations make further appreciation less likely.

     The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets.

     The Fund's investments in foreign securities will generally consist of equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assesses the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets.

     Once the Fund has identified a rapidly expanding foreign economy, the Fund attempts to search out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. Foreign securities in the portfolio are generally listed on principal overseas exchanges.

     In pursuing its objective, the Fund may invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

     In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

     It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

REIT FUND

CURRENT BENCHMARK:  MSRI

     The investment objective of the REIT Fund is to maximize total return primarily through investment in or exposure to real estate investment trusts ("REITS"), which are managed vehicles that invest in real estate or real estate-related assets. The Fund seeks a total return greater than that of the MSRI. REITs purchased by the Fund will include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

     Since the Fund's investments are concentrated in real estate-related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. Also, REITs are dependent upon the skill of each REIT's management.

     The Fund could under certain circumstances own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act. By investing in REITs indirectly through the Fund, investors bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

     Because of its name, the REIT Fund is required to have a policy that, under normal circumstances, at least 65% of the Fund's total assets will be invested in or exposed to securities of REITs, although the Fund generally intends to invest a greater portion of its assets in REIT securities. The Fund may also invest in common and preferred stock, fixed income securities including lower-rated fixed income securities (commonly known as "junk bonds"), invest in securities principally traded in foreign markets and foreign currency exchange transactions. The Fund may lend portfolio securities valued at up to one-third of total assets, and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other non-government issuers, including collateralized mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities. The Fund may hold a portion of its assets in cash or high quality money market instruments.

     The Fund may buy and sell options and enter into futures contracts and options on futures contracts for hedging, investment and risk management. In particular, the Fund may purchase futures contracts on the S&P 500 and interest rate futures contracts for anticipatory hedging purposes and otherwise to provide investment exposure for cash balances. In addition, the Fund may use interest rate and currency swap contracts, contracts for differences and interest rate caps, floors and collars for hedging and for risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE FUND

CURRENT BENCHMARK:  EAFE-Lite

     The investment objective of the International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers. The Fund will usually be primarily invested in or exposed to common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium-term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

     The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions at least 65% of the Fund's total assets will be invested in or exposed to securities principally traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities. Normally, at least 90% of the developed market equity securities held by the Fund will be selected from the universe of issuers included in the Morgan Stanley Capital International Perspectives publication. This publication includes issuers in the MSCI EAFE index, as well as smaller companies and companies in Canada.

     The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management, although the Fund's foreign currency exposure will not generally vary by more than 30% from the foreign currency exposure of the EAFE-Lite Index. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Descriptions and Risks of Fund Investments -- Foreign Currency Transactions." The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-Lite Index.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, lend portfolio securities valued at up to 25% of total assets, and may invest up to 15% of its net assets in illiquid securities. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

CURRENCY HEDGED INTERNATIONAL CORE FUND

CURRENT BENCHMARK:  Currency hedged EAFE-Lite

     The investment objective of the Currency Hedged International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's currency positions. The Fund has policies that are similar to the International Core Fund, except that the Currency Hedged International Core Fund will employ a different strategy with respect to foreign currency exposure. While the International Core Fund's foreign currency exposure will not generally differ from that of the EAFE-Lite Index by more than 30%, the Currency Hedged International Core Fund's foreign currency exposure will generally vary no more than 30% from the currency exposure of a fully hedged EAFE-Lite Index. That is, the Currency Hedged International Core Fund will hedge a substantial portion (generally at least 70%) of the EAFE-Lite foreign currency exposure while the International Core Fund will generally hedge only a limited portion (generally less than 30%) of EAFE-Lite currency exposure.

     The Currency Hedged International Core Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management. While the Fund will not hedge currency risk in the aggregate in an amount greater than the total value of its securities denominated in foreign currencies, because the Fund will generally hedge currency based on benchmark weightings rather than Fund investments, the Fund will sometimes have a net short position with respect to certain foreign currencies. This will generally be those countries where the Fund's equity position is underweight relative to the benchmark. The Fund's incurrence of such net short positions using forward contracts, futures or swap contracts -- to the extent the Fund has not segregated liquid assets against such obligations -- is limited to no more than 10% of the Fund's total net assets when aggregated with the Fund's traditional borrowings. This 10% limitation applies to the face amount of unsegregated futures and forward contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of swap contracts. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Description and Risks of Fund Investments -- Foreign Currency Transactions." Because of its name, the Currency Hedged International Core Fund is required to have a policy that it will maintain short currency positions with respect to at least 65% of the foreign currency exposure represented by the common stocks owned by the Fund.

     The Fund will primarily invest in or be exposed to common stocks, including dividend-paying common stocks. The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-Lite Index. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium-term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

     The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions the Fund will invest in securities traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities. Normally, at least 90% of the developed market equity securities held by the Fund will be selected from the universe of issuers included in the Morgan Stanley Capital International Perspectives publication. This publication includes issuers in the MSCI EAFE index, as well as smaller companies and companies in Canada.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, and lend portfolio securities valued at up to 25% of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to such high quality cash items.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FOREIGN FUND

CURRENT BENCHMARK:  EAFE

     The investment objective of the Foreign Fund is to maximize total return through investment primarily in equity securities of non-U.S. issuers. The Fund's investment strategy is based on a fundamental analysis of issuers and country economics. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

     The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world other than the United States, although under normal market conditions at least 65% of the Foreign Fund's total assets will be invested in securities principally traded in the securities markets of at least three countries other than the United States. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors.

     The Fund may use forward foreign currency contracts and currency futures contracts for the purpose of hedging the currency exposure of its portfolio securities. The Fund is not required to hedge its currency risk and will not normally hedge more than 90% of such risks. The Fund will not buy and sell foreign currencies for investment purposes, but may hold foreign currencies pending investments consistent with the Fund's investment program. The Fund may invest in options on foreign currencies.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, lend portfolio securities valued at up to one-third of total assets, and may invest up to 10% of its net assets in illiquid securities. The Fund may invest up to 20% of its assets in securities of issuers in newly industrialized countries of the type invested in by the Emerging Markets Fund.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may write options in connection with buy-and-write transactions and use index futures.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

INTERNATIONAL SMALL COMPANIES FUND

CURRENT BENCHMARK:  EAFE-Lite

     The International Small Companies Fund seeks to maximize total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country ("small capitalization foreign companies"). With the exception of the International Small Companies Fund's policy of investing in securities of small capitalization foreign companies, and except as otherwise disclosed in this Prospectus, the International Small Companies Fund's investment objectives and policies are the same as those of the International Core Fund.

     It is currently expected that at least 65% of the International Small Companies Fund's assets will be invested in or exposed to common stocks of small capitalization foreign companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Small capitalization foreign companies tend to be smaller and newer than other foreign companies and may be dependent upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, small capitalization foreign companies have fewer securities outstanding and are less liquid than large companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of small capitalization foreign companies are generally more sensitive to purchase and sale transactions and, therefore, the prices of such securities tend to be more volatile than the securities of larger companies.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     The Fund also may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to such high quality cash items.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

JAPAN FUND

CURRENT BENCHMARK:  MSCI Japan Index

     The Japan Fund seeks to maximize total return through investment in a portfolio of Japanese securities, consisting primarily of common stocks of Japanese companies. It is currently expected that at least 90% of the net assets of the Japan Fund will be invested in or exposed to "Japanese Securities," that is, securities issued by entities that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan ("Japanese Companies"). Although the Japan Fund will primarily invest in or be exposed to common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock, warrants or rights as well as short-term government debt securities or other short-term prime obligations (i.e., high quality debt obligations maturing not more than one year from the date of issuance). The Japan Fund expects that any income it derives will be from dividend or interest payments on securities.

     Unlike mutual funds which invest in the securities of many other countries, the Japan Fund will be invested almost exclusively in Japanese Securities. No effort will be made by the Manager to assess the Japanese economic, political or regulatory developments or changes in currency exchange rates for purposes of varying the portion of the Fund's assets invested in Japanese Securities. This means that the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in Japan. Also, since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese Companies and on the Japanese economy generally. Also, the Japan Fund's investments are generally denominated in yen, whose value continually changes in relation to the dollar. This varying relationship will also directly affect the value of the Japan Fund's shares. The Japan Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

     To achieve its objectives, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures or other derivatives, less than 5% of its total assets will be invested in such high quality cash items.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

EMERGING MARKETS FUND

CURRENT BENCHMARK:  IFC Investable Index

     The Emerging Markets Fund seeks long-term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in and exposure to equity and equity-related securities traded in the securities markets of newly industrializing countries in

Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. The Manager has appointed Dancing Elephant, Ltd. to serve as Consultant to the Fund.

     The Consultant's efforts focus on asset allocation among the selected emerging markets. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") In addition to considerations relating to a particular market's investment restrictions and tax barriers, asset allocation is based on certain other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in such emerging market. The Consultant expects to allocate the Fund's investments over geographic as well as economic sectors.

     There are currently over 50 newly industrializing and developing countries with equity markets. A number of these markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging markets have, in recent years, liberalized access and more are expected to do so over the coming few years if the present trend continues.

     Emerging markets in which the Fund intends to invest may include the following emerging markets ("EMERGING MARKETS"):

  Asia:                 Bangladesh, China, India,
                        Indonesia, Republic of Korea,
                        Malaysia, Mauritius, Myanmar,
                        Mongolia, Pakistan,
                        Philippines, Sri Lanka,
                        Republic of China (Taiwan),
                        Thailand, Vietnam
  Latin America:        Argentina, Bolivia, Brazil,
                        Chile, Colombia, Costa Rica,
                        Ecuador, Jamaica, Mexico,
                        Peru, Trinidad and Tobago,
                        Uruguay, Venezuela
  Europe/ Middle East/  Botswana, Bulgaria, Croatia,
  Africa:               Czech Republic, Egypt,
                        Estonia, Ghana, Greece,
                        Hungary, Israel, Oman, Ivory
                        Coast, Jordan, Kazakhstan,
                        Kenya, Latvia, Lebanon,
                        Lithuania, Morocco, Namibia,
                        Nigeria, Poland, Portugal,
                        Romania, Russia, Slovakia,
                        Slovenia, South Africa,
                        Tunisia, Turkey, Ukraine,
                        Zimbabwe

     The Emerging Markets Fund has a fundamental policy that, under normal conditions, at least 65% of its total assets will be invested in or exposed to equity and equity-related securities which are predominantly traded on Emerging Market exchanges ("Emerging Market Securities"). The Fund invests predominantly in individual stocks listed on Emerging Market stock exchanges or in depository receipts of such stocks listed on markets in industrialized countries or traded in the international equity market. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and, subject to a maximum aggregate investment equal to 25% of the total assets of the Fund, shares of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may also invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of stocks listed in a particular developing country or region subject to obtaining any necessary local regulatory approvals, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. Such investments may result in additional costs, as the Fund may be required to bear a pro rata share of the expenses of each such fund in which it invests. The Fund may also invest in companies listed on major markets outside of the emerging markets that, based on information obtained by the Consultant, derive at least half of their revenues from trade with or production in developing countries. Such investments will not be deemed to count towards the Fund's fundamental policy of investing at least 65% of its total assets in equity and equity-related securities predominately traded on Emerging Market exchanges. In addition, the Fund's assets may be invested on a temporary basis in debt securities issued by companies or governments in developing countries or money market securities of high-grade issuers in industrialized countries denominated in various currencies.

     The Fund may also invest in bonds and money market instruments in Canada, the United States and other markets of industrialized nations and emerging securities markets, and, for temporary defensive purposes, may invest without limit in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to such high quality cash items. The Fund may also invest in indexed securities, the redemption value and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metal, or other commodities, as well as other technical indicators.

     The Fund may also invest up to 10% of its total assets through debt-equity conversion funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions. The Fund may also invest in convertible securities, enter into repurchase agreements and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

EVOLVING COUNTRIES FUND

CURRENT BENCHMARK:  IFC Investable Index

     The Evolving Countries Fund seeks long-term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in and exposure to equity and equity-related securities traded in the securities markets of certain newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa ("Evolving Country Securities"). The Manager has appointed Dancing Elephant, Ltd. to serve as Consultant to the Fund.

     The Fund attempts to achieve its objective by focusing its investments in Evolving Country Securities that exhibit greater liquidity characteristics than emerging market securities generally. The Consultant will determine such liquidity characteristics by measuring the Evolving Country Securities' trading volume in all markets in which the Evolving Country Securities are traded. These markets include Evolving Country (as defined below) stock exchanges that list the Evolving Country Securities, markets in industrialized countries that list depository receipts of such Evolving Country Securities and international equity markets that trade such depository receipts. Because the Fund's assets may be invested in fewer companies and in companies with more liquid securities as compared to the assets of the Emerging Markets Fund, the Fund's holdings and performance may differ substantially from that of the Emerging Markets Fund.

     The Consultant's efforts focus on asset allocation among emerging markets, including the selected Evolving Countries. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") In addition to considerations relating to a particular market's liquidity, investment restrictions and tax barriers, asset allocation is based on certain other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in such emerging market. The Consultant may also allocate the Fund's investments over geographic as well as economic sectors.

     There are currently over 50 newly industrializing and developing countries with equity markets. A number of these markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging markets have, in recent years, liberalized access and more are expected to do so over the coming few years if the present trend continues.

     Countries in which the Fund intends to invest may include the following emerging markets ("EVOLVING COUNTRIES"):

  Asia:                 China, India, Indonesia,
                        Republic of Korea, Malaysia,
                        Pakistan, Philippines, Sri
                        Lanka, Republic of China
                        (Taiwan), Thailand
  Latin America:        Argentina, Brazil, Chile,
                        Colombia, Mexico, Peru,
                        Venezuela
  Europe/ Middle East/  Czech Republic, Egypt, Greece,
  Africa:               Hungary, Israel, Oman, Poland,
                        Portugal, Russia, Slovakia,
                        South Africa, Turkey

     The Fund has a fundamental policy that, under normal conditions, at least 65% of its total assets will be invested in or exposed to equity and equity-related securities which are predominantly traded on Evolving Country exchanges. The Fund invests predominantly in individual stocks listed on Evolving Country stock exchanges or in depository receipts of such stocks listed on markets in industrialized countries or traded in the international equity market. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and, subject to a maximum aggregate investment equal to 25% of the total assets of the Fund, shares of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may also invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of stocks listed in a particular developing country or region subject to obtaining any necessary local regulatory approvals, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. Such investments may result in additional costs, as the Fund may be required to bear a pro rata share of the expenses of each such fund in which it invests. The Fund may also invest in companies listed on major markets outside of the Evolving

Countries that, based on information obtained by the Consultant, derive at least half of their revenues from trade with or production in developing countries. Such investments will not be deemed to count towards the Fund's fundamental policy of investing at least 65% of its total assets in equity and equity-related securities predominantly traded on Evolving Country exchanges. In addition, the Fund's assets may be invested on a temporary basis in debt securities issued by companies or governments in developing countries or money market securities of high-grade issuers in industrialized countries denominated in various currencies.

     The Fund may also invest in bonds and money market instruments in Canada, the United States and other markets of industrialized nations, Evolving Countries and other emerging markets, and, for temporary defensive purposes, may invest without limit in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to such high quality cash items. The Fund may also invest in indexed securities, the redemption value and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metal, or other commodities, as well as other technical indicators.

     The Fund may also invest up to 10% of its total assets through debt-equity conversion funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions. The Fund may also invest in convertible securities, enter into repurchase agreements and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities.

     The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

     The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging, investment, and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GLOBAL PROPERTIES FUND

CURRENT BENCHMARK:  World Equity Property Industry Index

     The Global Properties Fund seeks long-term growth of capital. The Fund pursues its objective by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets ("REAL ESTATE COMPANIES"). The Fund will seek to provide a total return greater than that of the World Equity Property Industry Index, or alternative indexes such as the global real estate index of Global Property Research/LIFE or the real estate stock composite of the Morgan Stanley Capital International World Index. The Fund will not invest directly in real estate. A Real Estate Company is principally engaged in or related to the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services that are related to the real estate industry. For these purposes, Real Estate Companies whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. Real Estate Companies may also include: equity real estate investment trusts, which own real estate directly; mortgage real estate investment trusts, which make construction, development or long-term mortgage loans; real estate brokers or developers; and issuers with substantial real estate holdings.

     The Manager has responsibility for allocating the Fund's assets among the various securities markets of the world. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Manager anticipates that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (including Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Manager. Because of its name, under normal market conditions, the Fund will invest at least 65% of its total assets in securities of Real Estate Companies principally traded in the securities markets of at least three countries (one of which may be the United States). A substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

     Although the Fund generally invests in common stocks, it may also invest in preferred stocks, convertible securities and fixed income securities including lower-rated fixed income securities (commonly known as "junk bonds"). Where lower-rated debt securities are secured by real estate assets, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. See "Taxes" below.

     As indicated, the Fund expects to invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, and may also invest in depository receipts and foreign exchange transactions. The Fund may also invest in adjustable rate securities, zero coupon securities and mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateralized mortgage obligations ("CMO's"), strips and residuals. The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 20% of its net assets in lower rated securities (also known as "junk bonds"), and enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may use forward foreign currency contracts, currency futures contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

     The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FIXED INCOME FUNDS

     As used in several of the Fixed Income Funds' investment objectives below, "BOND" means any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by combining a futures contract or option on a fixed income security with cash, a cash equivalent investment or another fixed income security. (See "Description and Risks of Fund Investments -- Uses of Options, Futures and Options on Futures -- Investment Purposes.") Under normal market conditions, each of the Emerging Country Debt Fund, the International Bond Fund, the Currency Hedged International Bond Fund and the Global Bond Fund will invest at least 65% of its assets in bonds of issuers of at least three countries (excluding the United States). However, up to 100% of these Fixed Income Funds' assets may be denominated in U.S. dollars, and for temporary defensive purposes, each such Fixed Income Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States. Each of the Domestic Bond, U.S. Bond/Global Alpha A, U.S. Bond/Global Alpha B, International Bond, Currency Hedged International Bond, Global Bond, Emerging Country Debt and Inflation Indexed Bond Funds may invest up to 10% of its total assets in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Global Hedged Equity Fund is referred to as a "Fixed Income Fund" despite its substantial investment in equity securities because, as described more fully in the description of that Fund, the Global Hedged Equity Fund attempts to hedge the general equity market risk of its equity investments, producing a theoretical fixed income return, plus or minus the performance of the Fund's equity holdings relative to equity markets generally.

     GLOBAL BOND STRATEGIES: Each of the International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund (collectively the "GLOBAL FIXED INCOME FUNDS") utilizes the following techniques in implementing its bond and currency strategies. Each of these Funds will take active over-weighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's respective performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities. The aggregate net exposure (assuming complete offset of over-weighted and under-weighted positions across all markets) created by such active positions will generally be small relative to a Fund's benchmark -- less than 20% for example. However, the total of the exposures may be quite large. The total of the absolute values of all deviations from the benchmark (that is, without regard to sign and allowing no netting of positions) may exceed 100% of the value of the Fund for both bonds and currencies, which are generally considered separately. The risk of the Funds relative to their benchmarks, however, is expected to be significantly less than this since many markets are correlated, so that overweighted and under-weighted positions will often offset each other. This means that losses relative to the benchmark from a declining bond or currency market that is over-weighted will often be offset (relative to the benchmark) by smaller losses from a correlated bond or currency market that is under-weighted.

     The Funds' managers control total expected risk by incorporating the assumption that there exist various levels of correlations of bond markets and currency markets. For example, if two currencies were perfectly correlated (based on the Managers' assessment), over- and under-weighted positions of equal size would be considered to completely offset one another and would not introduce any additional benchmark risk to the portfolio. However, the lower the correlation, the less likely that one position will offset another, and this is considered by the managers in assessing the risk of the Fund. Of course, the measures of correlation used in these analyses may not be accurate predictors of future correlation. Due to the size of the bond and currency exposures versus the benchmark, a decline in correlation can have a significant effect on the volatility and return of the Funds. In fact, in extreme situations where the correlations between various bond markets and currency markets change from positive to negative, that is, in situations in which markets were expected to move in the same direction move in opposite directions, the Fund could experience significant unexpected gains or losses.

     Please see "Description and Risks of Fund Investments" for more information regarding the risks of using derivative instruments to achieve exposures.

DOMESTIC BOND FUND

CURRENT BENCHMARK: Lehman Brothers Government Index

     The Domestic Bond Fund seeks to earn high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund will attempt to provide a total return greater than that generally provided by the U.S. government securities market as measured by the Lehman Brothers Government Index. The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" (as such term is defined earlier) of U.S. issuers. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 5% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. To the extent permitted by the 1940 Act, the Fund may also invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers. The Fund may also enter into loan participation agreements and invest in other direct debt instruments. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     In addition, the Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

U.S. BOND/GLOBAL ALPHA A FUND

CURRENT BENCHMARK: Lehman Brothers Aggregate Bond Index

     The U.S. Bond/Global Alpha A Fund seeks to earn a high total return primarily through investment in investment-grade bonds (including convertible bonds) issued by the U.S. government, its agencies and instrumentalities, as well as those issued by a wide range of private U.S. issuers. The Fund will seek to provide a total return greater than that generally provided by the U.S. investment-grade bond market as measured by indexes such as the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index and the Merrill Lynch Domestic Master Bond Index. The Fund intends to invest in debt securities (bonds, including convertible bonds and loans) of Emerging Countries. The Fund also intends to invest in foreign bonds and may hedge some or all of the Fund's exposure to domestic or foreign markets, including foreign currency exposure. Under ordinary market conditions, up to 25% of the Fund may be invested in foreign bonds that are not hedged against foreign market and currency risk and in debt securities of Emerging Countries. However, the hedging of foreign bond positions will allow the Fund to seek positive return relative to foreign bond indexes to a greater extent than might be indicated by the Fund's unhedged foreign bond exposure. To the extent that the Fund seeks positive return through foreign bond positions hedged against the relevant index, the domestic portion of the Fund will generally be indexed to a domestic bond index. Thus the Fund will typically consist of (1) unhedged foreign bonds, (2) debt securities of Emerging Countries, (3) foreign bonds hedged against the relevant foreign bond index, (4) an equal amount of domestic bonds selected to mirror a domestic index and (5) domestic bonds selected based on the Manager's judgment that they will outperform the domestic index, with the sum of items (1), (2), (4) and (5) representing approximately 100% of the Fund's assets. This means that even though the Fund generally will be managed to have not more than 25% of the Fund's net asset value exposed (without hedging) to foreign interest rate and/or currency movements, long and short positions in foreign bonds could account for up to 100% of the Fund's exposure relative to benchmark indexes.

     The U.S. Bond/Global Alpha A Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" of U.S. issuers (as such term is defined above). Because of its name, under normal market conditions, the Fund will also invest at least 65% of its total assets in securities principally traded in at least three different countries (one of which may be the United States). However, up to 100% of the Fund's assets may be denominated in U.S. dollars, and for temporary defensive purposes, the Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. To the extent permitted by the 1940 Act, the Fund may also invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its net assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

     In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

U.S. BOND/GLOBAL ALPHA B FUND

CURRENT BENCHMARK: Lehman Brothers Aggregate Bond Index

     The GMO U.S. Bond/Global Alpha B Fund seeks to earn a high total return primarily through investment in investment-grade bonds (including convertible bonds) issued by the U.S. government, its agencies and instrumentalities, as well as those issued by a wide range of private U.S. issuers. The Fund will seek to provide a total return greater than that generally provided by the U.S. investment-grade bond market as measured by indexes such as the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index and the Merrill Lynch Domestic Master Bond Index. Unlike the U.S. Bond/Global Alpha A Fund, the U.S. Bond/Global Alpha B Fund will not invest in debt securities of Emerging Countries. The Fund intends to invest in other foreign bonds and may hedge some or all of the Fund's exposure to domestic or foreign markets, including foreign currency exposure. Under ordinary market conditions, up to 25% of the Fund may be invested in foreign bonds that are not hedged against foreign market and currency risk. However, the hedging of foreign bond positions will allow the Fund to seek positive return relative to foreign bond indexes to a greater extent than might be indicated by the Fund's unhedged foreign bond exposure. To the extent that the Fund seeks positive return through foreign bond positions hedged against the relevant index, the domestic portion of the Fund will generally be indexed to a domestic bond index. Thus the Fund will typically consist of (1) unhedged foreign bonds, (2) foreign bonds hedged against the relevant foreign bond index, (3) an equal amount of domestic bonds selected to mirror a domestic index and (4) domestic bonds selected based on the Manager's judgment that they will outperform the domestic index, with the sum of items
(1), (3) and (4) representing approximately 100% of the Fund's assets. This means that even though the Fund generally will be managed to have not more than 25% of the Fund's net asset value exposed (without hedging) to foreign interest rate and/or currency movements, long and short positions in foreign bonds could account for up to 100% of the Fund's exposure relative to benchmark indexes.

     The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" of U.S. issuers. As used herein, "bond" means any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by combining a futures contract or option on a fixed income security with cash, a cash equivalent investment or another fixed income security. (See "Description and Risks of Fund Investments -- Uses of Options, Futures and Options on Futures -- Investment Purposes.") Because of its name, under normal market conditions, the Fund will also invest at least 65% of its total assets in securities principally traded in at least three different countries (one of which may be the United States). However, up to 100% of the Fund's assets may be denominated in U.S. dollars, and for temporary defensive purposes, the Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. To the extent permitted by the 1940 Act, the Fund may also invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its net assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

     In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments."

INTERNATIONAL BOND FUND

CURRENT BENCHMARK: J.P. Morgan Non-U.S. Government Bond Index

     The International Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by the J.P. Morgan Non-U.S. Government Bond Index. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currency in which its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Fund's portfolio securities are denominated.

     The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

     In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

CURRENCY HEDGED INTERNATIONAL BOND FUND

CURRENT BENCHMARK: J.P. Morgan Non-U.S. Government Bond Index (Hedged)

     The Currency Hedged International Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by the J.P. Morgan Non-U.S. Government Bond Index (Hedged). The Fund has the same objectives and policies as the International Bond Fund, except that the Currency Hedged International Bond Fund will generally attempt to hedge at least 75% of its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which the portfolio securities are denominated. However, there can be no assurance that the Fund's hedging strategies will be totally effective.

     The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady Bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

     In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GLOBAL BOND FUND

CURRENT BENCHMARK: J.P. Morgan Global Government Bond Index

     The Global Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the global fixed income securities markets as measured by the J.P. Morgan Global Government Bond Index. The Fund will invest in fixed income securities of both United States and foreign issuers. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currencies in which some of its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Funds' portfolio securities are denominated.

     The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which assets will be invested, although under normal market circumstances it is expected that the Fund's investments will involve securities principally traded in at least three different countries. For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities principally traded in the United States and/or denominated in U.S. dollars.

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (See "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging and for currency risk management. The Fund may also use futures contracts and foreign currency forward contracts to create synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the non-synthetic security having the desired risk/return profile is either unavailable or possesses undesirable characteristics.

     For a more detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

EMERGING COUNTRY DEBT FUND

CURRENT BENCHMARK: J.P. Morgan Emerging Markets Bond Index+

     The Emerging Country Debt Fund seeks to earn high total return by investing primarily in sovereign debt (bonds, including convertible bonds, and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as any country located in Europe which is not in the European Community ("EMERGING COUNTRIES"). In addition to considerations relating to investment restrictions and tax barriers, allocation of the Fund's investments among selected emerging countries will be based on certain other relevant factors including the outlook for economic growth, currency exchange rates, interest rates, political factors and the stage of the local market cycle. The Fund will generally have at least 50% of its assets denominated in hard currencies such as the U.S. dollar, Japanese yen, Italian lira, British pound, Deutschmark, French franc and Canadian dollar. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by the J.P. Morgan Emerging Markets Bond Index Plus.

     The Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in debt securities of Emerging Countries. In addition, the Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     The Emerging Country Debt Fund's investments in Emerging Country debt instruments are subject to special risks that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments."

     The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, invest in Brady bonds and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also lend portfolio securities valued at up to one-third of total assets, invest without limit in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

     In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

SHORT-TERM INCOME FUND

CURRENT BENCHMARK:  Salomon Smith Barney 3 Month T-Bill Index

     The Short-Term Income Fund seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of fixed income instruments rated high quality by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("MOODY'S") or considered by the Manager to be of comparable quality. The Fund will attempt to provide a total return greater than that generally provided by the short-term fixed income market as measured by the Salomon Smith Barney 3 Month T-Bill Index. While the Short-Term Income Fund intends to invest in short-term securities, it is not a money market fund. Debt securities held by the Fund which have a remaining maturity of 60 days or less will be valued at amortized cost unless circumstances dictate otherwise. See "Determination of Net Asset Value." It is the present policy of the Short-Term Income Fund, which may be changed without shareholder approval, that the dollar-weighted average portfolio maturity of the Fund will be three years or less. When the Fund has purchased a security subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. When the Fund purchases an adjustable rate security, the security's maturity will be determined with reference to the frequency with which the rate is adjusted.

     In determining whether a security is a suitable investment for the Short-Term Income Fund, reference will be made to the quality of the security, including its rating, at the time of purchase. The Manager may or may not dispose of a portfolio security as a result of a change in the securities' rating, depending on its evaluation of the security in light of the Fund's investment objectives and policies.

     The Fund may invest in prime commercial paper and master demand notes (rated "A-1" by S&P or "Prime-1" by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's), high-quality corporate debt securities (rated at least "AA" by S&P or at least "Aa" by Moody's), and high-quality debt securities backed by pools of commercial or consumer finance loans (rated at least "AA" by S&P or "Aa" by Moody's) and certificates of deposit, bankers' acceptances and other bank obligations (when and if such other bank obligations become available in the future) issued by banks having total assets of at least $2 billion as of the date of the bank's most recently published financial statement.

     In addition to the foregoing, the Short-Term Income Fund may also invest in certificates of deposit of $100,000 or less of domestic banks and savings and loan associations, regardless of total assets, if the certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. The Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, and up to 15% of its assets in obligations issued by any one bank. If the bank is a domestic bank, it must be a member of the Federal Deposit Insurance Corporation. This does not prevent the Short-Term Income Fund from investing in obligations issued by foreign branches of domestic banks and there is currently no limit on the Fund's ability to invest in these obligations. If the bank is foreign, the obligation must, in the opinion of the Manager, be of a quality comparable to the other debt securities which may be purchased by the Short-Term Income Fund. There are special risks associated with investments in such foreign bank obligations, including the risks associated with foreign political, economic and legal developments and the fact that foreign banks may not be subject to the same or similar regulatory requirements that apply to domestic banks. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") The Short-Term Income Fund will invest in these securities only when the Manager believes the risks are minimal. In addition, to the extent the Short-Term Income Fund concentrates its assets in the banking industry, including the domestic banking industry, adverse events affecting the industry may also have an adverse effect on the Fund. Such adverse events include, but are not limited to, rising interest rates which affect a bank's ability to maintain the "spread" between the cost of money and any fixed return earned on money, as well as industry-wide increases in loan default rates and declines in the value of loan collateral such as real estate. The Fund may also invest in U.S. Government Securities.

     The Short-Term Income Fund may purchase any of the foregoing instruments through firm commitment arrangements with domestic commercial banks and registered broker-dealers and may enter into repurchase agreements with such banks and broker-dealers with respect to any of the foregoing money market instruments, longer term U.S. Government Securities or corporate debt securities rated at least "AA" by S&P or at least "Aa" by Moody's. The Fund will only enter into firm commitment arrangements and repurchase agreements with banks and broker-dealers which the Manager determines present minimal credit risks.

     The Fund may also invest in foreign securities when the Manager believes the risks are minimal, and lend portfolio securities valued at up to one-third of total assets.

     For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GLOBAL HEDGED EQUITY FUND

CURRENT BENCHMARK:  Salomon Smith Barney 3 Month T-Bill Index

     The Global Hedged Equity Fund seeks total return consistent with minimal exposure to general equity market risk. Although at least 65% of the Fund's total assets will be invested in or exposed to equity securities either directly or indirectly through investment in other Funds of the Trust as described below ("underlying Funds"), as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities. The Fund will pursue its investment objective by investing substantially all of its assets in a combination of (i) equity securities, (ii) shares of the U.S. Core Fund, International Core Fund, Value Fund, Small Cap Growth Fund, Small Cap Value Fund, REIT Fund, Emerging Markets Fund, Evolving Countries Fund, Growth Fund and International Small Companies Fund, (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure (the "THEORETICAL FIXED INCOME SECURITY"). The Fund may also buy exchange traded or over-the-counter put and call options and sell (write) covered options for hedging or investment. To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of (i) the performance of the Fund's equity securities held directly or through investment in underlying Funds, relative to the relevant equity market indexes (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus
(ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions, minus (iv) transaction costs and other Fund expenses. Investors should understand that, as opposed to conventional equity portfolios, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the performance of the Fund will tend to be a function of the total return on fixed income securities and the performance of the Fund's equity securities held directly or through investment in underlying Funds relative to broad market indexes, including changes in overweighted currencies relative to the currency weighting of those indexes.

     The Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in or exposed to equity securities including indirectly through investment in underlying Funds. In addition, under normal market conditions, the Fund will invest in securities principally traded in the securities markets of at least three countries. The Fund will generally invest in at least 125 different common stocks chosen from among (i) U.S. stocks in which the U.S. Core Fund is permitted to invest and
(ii) stocks traded primarily outside of the United States in which the International Core Fund is permitted to invest. The Fund may invest up to 20% of its assets directly or through investment in underlying Funds in securities of issuers in newly industrializing countries of the type invested in by the Emerging Markets Fund. In seeking to fulfill these policies, the Fund may also invest in underlying Funds. The Manager will select which common stocks to purchase based on its assessment of whether the common stock of an issuer (and/or the currency in which the stock is traded) is likely to perform better than the broad global equity market index (the "SELECTED EQUITY INDEX") selected by the Manager to serve as a hedge for the Fund's portfolio as a whole.

     As indicated above, the Fund will seek to hedge fully the value of its direct and indirect equity holdings (measured in U.S. dollars) against substantially all movements in the global equity markets (measured in U.S. dollars). This means that, if the hedging strategy is successful, when the world equity markets and/or the U.S. dollar go up or down, the Fund's net asset value will not be materially affected by those movements in the relevant equity or currency markets generally, but will rise or fall based primarily on whether the Fund's selected equity securities perform better or worse than the Selected Equity Index. Those changes will include the changes in any overweighted currency relative to the currency weighting of the Selected Equity Index.

     The Fund may use a variety of equity hedging instruments. It is currently anticipated that the Fund will primarily use a combination of short equity swap contracts and Index Futures for the purpose of hedging equity market exposure, including, to the extent permitted by regulations of the Commodity Futures Trading Commission, those traded on foreign markets. Derivative short positions represented by the Fund's equity swap contracts will generally relate to modified versions of the market capitalization weighted U.S., Europe, Australia and Far East Index (or "GLOBAL INDEX") calculated by Morgan Stanley Capital International. These modified indexes ("MODIFIED GLOBAL INDEXES"), which are maintained by the Manager, generally reduce the size of the Japanese equity markets for purposes of the country weighting by 40% or more. The Fund generally expects to build its currency hedging into its equity swap contracts, although it may also attempt to hedge directly its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which such securities are denominated.

     The Manager expects to select specific equity investments directly and through investment in underlying Funds without regard to the country weightings of the Modified Global Index and in some cases may intentionally emphasize holdings in a particular market or traded in a particular currency. Because the country market and currency weighting of the Modified Global Index will generally not mirror the country market weightings represented by the Fund's equity holdings, there will be an imperfect correlation between the Fund's equity holdings and the hedging position(s). Consequently, the Fund's hedging strategies using those equity swap contracts are expected to be somewhat imperfect. This means there is a risk that if the Fund's equity holdings decline in value as a result of general market conditions, the hedging position(s) may not appreciate enough to offset that decline (or may actually depreciate). Likewise, if the Fund's equity holdings increase in value, that value may be more than offset by a decline in the value of the hedging position(s). Also, because the Manager may conclude that a particular currency is likely to appreciate relative to the currencies represented by the Selected Equity Index, securities traded in that particular currency may be overweighted relative to the Selected Equity Index. Such an overweighted position may result in a loss or reduced gain to the Fund (even when the security appreciates in local currency) if the relevant currency depreciates relative to the currencies represented by the Modified Global Index.

     The Fund's hedging positions are also expected to increase or decrease the Fund's gross total return by an amount approximating the total return on relevant short-term fixed income securities referred to above as the Theoretical Fixed Income Security. For example, as the holder of a short derivative position on an equity index, the Fund will be obligated to pay the holder of the long position (the "counterparty") the total return on that equity index. The Fund's contractual obligation eliminates for the counterparty the opportunity cost that would be associated with actually owning the securities underlying that equity index. Because the counterparty is relieved of this cost, the pricing of the hedging instruments is designed to compensate the holder of the short position (in this case the Fund) by paying to the holder the total return on the Theoretical Fixed Income Security.

     The total return on the Theoretical Fixed Income Security would be accrued interest plus or minus the capital gain or loss on that security. In the case of Index Futures, the Fund would expect the Theoretical Fixed Income Security would be one with a term equal to the remaining term of the Index Future and bearing interest at a rate approximately equal to the weighted average interest rate for money market obligations denominated in the currency or currencies used to settle the Index Futures (generally LIBOR if settled in U.S. dollars). In the case of equity swap contracts, the Manager can specify the Theoretical Fixed Income Security whose total return will be paid to (or payable by) the Fund. In cases where the Manager believes the implicit "duration" of the Fund's theoretical fixed income securities is too short to provide an acceptable total return, the Fund may enter into long interest rate futures (or purchase call options on longer maturity fixed-income securities) which, together with the Theoretical Fixed Income Security, creates a synthetic Theoretical Fixed Income Security with a longer duration (but never with a duration causing the Fund's overall duration to exceed that of 3-year U.S. Treasury obligations) (See "Description and Risks of Fund Investments -- Use of Options, Futures and Options on Futures -- Investment Purposes"). The Fund will segregate cash, U.S. Treasury obligations and other high grade debt obligations in an amount equal, on a marked-to-market basis, to the Fund's obligations under the interest rate futures. Duration is the average time until payment (or anticipated payment in the case of a callable security) of interest and principal on a fixed income security, weighted according to the present value of each payment.

     If interest rates rise, the Fund would expect that the value of any long interest rate future owned by the Fund would decline and that amounts payable to the Fund under an equity swap contract in respect of the Theoretical Fixed Income Security would decrease or that amounts payable by the Fund thereunder would increase. Any such decline (and/or the amount of any such decrease or increase under a short equity swap contract) could be greater than the derivative "interest" received on the Fund's Theoretical Fixed Income Securities. The Fund's gross return is also expected to be reduced by transaction costs and other Fund expenses. Those expenses will generally include currency hedging costs if interest rates outside the U.S. are higher than those in the U.S.

     For the equity swap contracts entered into by the Fund, the counterparty will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund (i) interest on the Theoretical Fixed Income Security with a principal amount equal to the notional amount of the equity swap contract plus (ii) the amount, if any, by which that notional amount would have decreased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the equity index agreed to by the Fund (the "Contract Index") in proportion to the composition of the Contract Index. (The Contract Index will be the Modified Global Index except that, to the extent short futures contracts on a particular country's equity securities are also used by the Fund, the Contract Index may be the Modified Global Index with a reduced weighting for that country to reflect the futures position.) The Fund will agree to pay the counterparty (i) any negative total return on the Theoretical Fixed Income Security plus (ii) the amount, if any, by which the notional amount of the equity swap contract would have

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

increased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the Contract Index plus (iii) the dividends that would have been received on those stocks. Therefore, the return to the Fund on any equity swap contract should be the total return on the Theoretical Fixed Income Security reduced by the gain (or increased by the loss) on the notional amount as if invested in the Contract Index and reduced by the dividends on the stocks comprising the Contract Index. The Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

     The Fund may from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the decrease (or receive the increase) on the Contract Index increased by any negative total return (and decreased by any positive total return) on the Theoretical Fixed Income Security) to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. These positions are sometimes referred to as "long equity swap contracts." The Fund may also take long positions in index futures for similar purposes.

     The Fund may also take a long position in index futures to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. When hedging positions are reduced using index futures, the Fund will also be exposed to the risk of imperfect correlations between the index futures and the hedging positions being reduced.

     The Fund will use a combination of long and short equity swap contracts and long and short positions in index futures in an attempt to hedge generally its equity securities against substantially all movements in the relevant equity markets generally. The Fund will not use equity swap contracts or Relevant Equity Index Futures to leverage the Fund.

     The Fund's actual exposure to an equity market or markets will not be completely hedged if the aggregate of the notional amount of the long equity swap contracts (less the notional amount of any short equity swap contracts) relating to the relevant equity index plus the face amount of the short Index Futures (less the face amount of any long Index Futures) is less than the Fund's total net assets invested directly or through investment in underlying Funds in common stocks principally traded on such market or markets and will tend to be overhedged if such aggregate is more than the Fund's total net assets so invested. Under normal conditions, the Manager expects the Fund's total net assets invested in equity securities either directly or through investment in underlying Funds generally to be up to 5% more or less than this aggregate because purchases and redemptions of Fund shares will change the Fund's total net assets frequently, because Index Futures can only be purchased in integral multiples of an equity index and because the Fund's positions may appreciate or depreciate over time. Also, the ability of the Fund to hedge risk may be diminished by imperfect correlations between price movements of the underlying equity index with the price movements of Index Futures relating to that index and by lack of correlation between the market weightings of the Modified Global Index, on the one hand, and, on the other, the market weightings represented by the common stocks selected for purchase by the Fund.

     In addition to the practices described above, in order to pursue its objective the Fund may invest without limit in underlying Funds. The Fund may also invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest up to 50% of its net assets in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

     The Fund may also enter into repurchase agreements, and lend portfolio securities valued at up to one-third of total assets.

     In addition, for hedging purposes only the Fund may use forward foreign currency contracts, currency futures contracts, related options and options on currencies, and buy and sell foreign currencies.

     Investors in the Fund should consider the risks associated with an investment in the underlying Funds as with the Fund itself. Investors should carefully review disclosure in this Prospectus relating to each of the underlying Funds in considering an investment in the Fund. For a detailed description of the objectives and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein and in the preceding paragraphs, and the risks associated with these practices, see "Description and Risks of Fund Investments."

     The Fund is able to invest without limit in underlying Funds notwithstanding Sections 12(d)(1), 17(a), and other provisions of the 1940 Act because of an SEC exemptive order obtained by the Trust. In addition, the Fund may invest directly in equity securities and financial instruments. Thus, an investor in the Fund receives investment management within each of the underlying Funds and receives management for the Fund's direct investments.

     Because the Fund may invest to varying extents in underlying Funds and in equity securities and financial instruments, the Manager charges a management fee to the Fund for managing its assets. The management fee will be waived (but not below zero) to the extent of indirect fees incurred due to investment in underlying Funds. For a detailed description of the Fund's fee and expense structure, see "Schedule of Fees and Expenses" and the notes thereto earlier in this Prospectus.

INFLATION INDEXED BOND FUND

CURRENT BENCHMARK: Lehman Brothers Treasury Inflation Notes Index

     The Inflation Indexed Bond Fund seeks maximum total return through investment primarily in foreign and U.S. government bonds that are indexed or otherwise linked to general measures of inflation in the country of issue. The Fund will invest in fixed income securities of both the United States and foreign issuers. The availability of inflation indexed bonds is currently limited to a small number of countries. A bond will be deemed to be "linked" to general measures of inflation if, by such bond's terms, principal or interest components change with general movements of inflation in the country of issue.

     Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

     Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

     Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Coupon payments received by the Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. The Fund's investments in inflation indexed securities may therefore create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions" and "Taxes -- Tax Implications of Certain Investments."

     The Fund may invest in fixed income securities (including convertible securities) of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of inflation indexed "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

     Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which assets will be invested. For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities principally traded in the United States and/or denominated in U.S. dollars.

     The Fund may enter into forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis.

     The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

     The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on domestic and foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging and for currency risk management. The Fund may also use futures contracts and foreign currency forward contracts to create synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the non-synthetic security having the desired risk/return profile is either unavailable or possesses undesirable characteristics.

     For a more detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

ASSET ALLOCATION FUNDS

     The Asset Allocation Funds are mutual funds that invest in other Funds of the Trust (referred to in this section as "underlying Funds") and, in doing so, seek to outperform a specified benchmark. The Asset Allocation Funds are able to operate in such a manner notwithstanding prohibitions in Sections 12(d)(1) and 17(a), inter alia, of the 1940 Act pursuant to an exemptive order of the SEC. The Manager decides and manages the allocation of the assets of each Asset Allocation Fund among a permitted subset of underlying Funds, as set forth below. Thus, an investor in an Asset Allocation Fund receives investment management within each of the underlying Funds and receives management with respect to the allocation of the investment among the underlying Funds as well.

     The Manager does not charge an advisory fee for asset allocation advice provided to the Asset Allocation Funds, but receives such fees only from the underlying Funds in which the Asset Allocation Funds invest. Stated otherwise, there are no investment advisory fees at the Asset Allocation Fund level. Because the underlying Funds have differing fees, certain allocations will produce greater overall fees for GMO than others. Certain expenses, such as custody, transfer agency and audit fees, will be incurred at the Asset Allocation Fund level, although the Manager has agreed to voluntarily bear such expenses until further notice.

     Each Asset Allocation Fund will invest in Class III Shares of the underlying Funds and will bear the 0.15% Shareholder Service Fees assessed against those Class III shares. Each Asset Allocation Fund offers Class III Shares with special lower Shareholder Service Fees that are designed to mitigate the indirect cost of Shareholder Servicing Fees of the Class III Shares of the underlying Funds in which the Asset Allocation Funds invest. Thus, investors in Class III Shares of the Asset Allocation Funds will bear, in the aggregate, direct and indirect Shareholder Service Fees that are the same as those borne directly by Class III Shares of the other Funds (i.e., an aggregate of 0.15% per annum). Investors should refer to "Multiple Classes" herein for greater detail concerning the eligibility requirements and other differences among the classes.

     Investors in the Asset Allocation Funds should consider both the direct risks associated with an investment in a "fund-of-funds," and the indirect risks associated with an investment in the underlying Funds. See "Description and Risks of Fund Investments -- Special Allocation Fund Considerations" for a discussion of the risks directly associated with an investment in the Asset Allocation Funds. Investors should also carefully review the "Investment Objectives and Policies" description of each underlying Fund in which the relevant Asset Allocation Fund may invest, as well as each corresponding "Description and Risks of Fund Investments" section associated with each underlying Fund's investment practices.

NOTE: Although the Asset Allocation Funds are managed relative to a specified index, none of the Funds is managed as an index fund or an "index-plus" fund, but rather each Fund seeks to add total return in excess of its respective benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index. At any given time, the exposure of an Asset Allocation Fund may be substantially different than that of its benchmark.

INTERNATIONAL EQUITY ALLOCATION FUND

CURRENT BENCHMARK:  EAFE-Lite Extended Index

     The International Equity Allocation Fund seeks a total return greater than the return of the EAFE-LITE EXTENDED INDEX. This index has been developed by the Manager and is a modification of the EAFE-Lite Index which includes a weighting for emerging countries. See

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

"Investment Objectives and Policies -- International Core Fund" for a description of the EAFE-Lite Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, primarily in Class III Shares of the International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund and Evolving Countries Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Inflation Indexed Bond Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund.

     While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

     For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments."

WORLD EQUITY ALLOCATION FUND

CURRENT BENCHMARK:  GMO World-Lite Extended Index

     The World Equity Allocation Fund seeks a total return greater than the return of GMO WORLD-LITE EXTENDED INDEX. This index has been developed by the Manager and is a modification of the Morgan Stanley Capital International World Index that reduces the weighting of Japan and includes a weighting for emerging countries. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the U.S. Core Fund, Value Fund, Growth Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund and Evolving Countries Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Inflation Indexed Bond Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund.

     While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

     For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments."

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

CURRENT BENCHMARK: GMO Global (U.S.+) Equity Index

     The Global (U.S.+) Equity Allocation Fund seeks a total return greater than the return of the GMO GLOBAL (U.S.+) EQUITY INDEX. This index has been developed by the Manager and is a weighted index comprised 75% by the S&P 500 Index and 25% by the EAFE-Lite Extended Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the U.S. Core Fund, Value Fund, Growth Fund, REIT Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund and Evolving Countries Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Inflation Indexed Bond Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund.

     While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

     For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments."

GLOBAL BALANCED ALLOCATION FUND

CURRENT BENCHMARK: GMO Global Balanced Index

     The Global Balanced Allocation Fund seeks a total return greater than the return of the GMO GLOBAL BALANCED INDEX. This index has been developed by the Manager and is a weighted index comprised 48.75% by the S&P 500, 16.25% by the EAFE-Lite Extended Index and 35% by the Lehman Brothers Aggregate Bond Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the U.S. Core Fund, Value Fund, Growth Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund, Evolving Countries Fund, Do-

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

mestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Bond Fund, Emerging Country Debt Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund. The Fund has a fundamental policy that it will, under normal market conditions, invest in equity securities of underlying Funds such that, under normal market conditions, at least 25% of the Fund's total assets will indirectly be invested in fixed income senior securities.

     While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

     For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments."

                             DESCRIPTION AND RISKS
                              OF FUND INVESTMENTS

     The following is a detailed description of the various investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to the "Investment Objectives and Policies" section above for determination of which practices a particular Fund may engage in. Investors in Asset Allocation Funds should be aware that the Asset Allocation Funds will indirectly engage in the practices engaged in by the underlying Funds in which they are invested.

PORTFOLIO TURNOVER

     Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. The portfolio turnover rate of those Funds which commenced operations prior to February 28, 1998 is shown under the heading "Financial Highlights."

     In any particular year, market conditions may well result in greater rates than are presently anticipated. However, portfolio turnover rates for each of the Evolving Countries Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund are not expected to exceed 150%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may well involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Taxes" below.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

     It is a fundamental policy of each of the U.S. Core Fund, the Tobacco-Free Core Fund, the Small Cap Value Fund, the Fundamental Value Fund, the International Core Fund, the International Small Companies Fund, the GMO International Equity Allocation Fund, the GMO World Equity Allocation Fund, the GMO Global (U.S.+) Equity Allocation Fund, and the GMO Global Balanced Allocation Fund, which may not be changed without shareholder approval, that at least 75% of the value of each such Funds' total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

     All other Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. However, the Japan Fund may not own more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

     GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware

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that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

     EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

     In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

     DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Evolving Countries Fund, Foreign Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Core Fund, Currency Hedged International Core Fund, Global Properties Fund, Emerging Country Debt Fund, U.S. Bond/Global Alpha A Fund and U.S. Bond/Global Alpha B Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

     All of the Funds (except for the Asset Allocation Funds) may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Core and Currency Hedged International Core Funds, each of which may make loans of portfolio securities amounting to not more than 25% of their respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based

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on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

     Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

     A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS

     As described under "Investment Objectives and Policies" above, many of the Funds may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Funds may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

     The use of futures contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures and options on futures and the costs of these transactions will affect a Fund's performance. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in futures contracts and related options.

     OPTIONS. As has been noted above, many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options");
(2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

     WRITING COVERED OPTIONS. Each Fund (except for the Short-Term Income Fund and the Asset Allocation Funds) may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

     Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

     A call option on a security is "covered" if a Fund owns the underlying security or has an absolute and

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

immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A call option on an index is "covered" if a Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

     A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

     The extent to which a Fund will be able to write and purchase call and put options may be restricted by the

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

Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

     FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for more information concerning these practices and their accompanying risks.

     The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     INDEX FUTURES. Each of the Funds (except the Short-Term Income Fund) may purchase futures contracts on various securities indexes ("Index Futures"). Each of the Domestic Equity Funds may purchase Index Futures on the S&P 500 ("S&P 500 Index Futures") and on such other domestic stock indexes as the Manager may deem appropriate. The Japan Fund may purchase Index Futures on the Nikkei 225 Stock Average and on the Tokyo Stock Price Index ("TOPIX") (together with Nikkei 225 futures contracts, "Japanese Index Futures"). The International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund and Emerging Markets Fund may each purchase Index Futures on foreign stock indexes, including those which may trade outside the United States. The Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund and Inflation Indexed Bond Fund may each purchase Index Futures on domestic and (except for the Domestic Bond Fund) foreign fixed income securities indexes, including those which may trade outside the United States. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

     An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While a Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

     Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of

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such an Index Future is never obligated to pay the face amount of the contract.
The net payment obligation may in fact be very small in relation to the face amount.

     A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

     The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     The use of Index Futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investment in futures contracts.

     INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds (other than the Short-Term Income Fund) may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. The use of interest rate futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Fund's investment in futures contracts.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Descriptions and Risks of Fund Investment Practices -- Foreign Currency Transactions" for a description of the Funds' use of options on currency futures.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

     RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. Likewise, if an Equity Fund holds a portfolio of stocks with an average volatility (beta) lower than that of the Fund's benchmark securities index as a whole (deemed to be 1.00), the Fund may purchase Index Futures to increase its average volatility to 1.00. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the

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

Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

     HEDGING. To the extent indicated elsewhere, a Fund may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, the Equity Funds may sell equity index futures if a Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for more information regarding the currency hedging practices of certain Funds.

     INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

     When any Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

     Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When a Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

     SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund

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

would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective. For more information, see Appendix A, "Risks and Limitations of Options, Futures and Swaps."

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

     As has been described in the "Investment Objectives and Policies" section above, many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in swaps and other two-party contracts.

     SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

     INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

     EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. As described under "Investment Objectives and Policies -- Fixed Income Funds -- Global Hedged Equity Fund," equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

     If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. The Funds will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally enter an equity swap contract to increase the volatility (beta) of the Fund's portfolio above 1.00, the volatility that would be present in the stocks comprising the Fund's benchmark index. However, a Fund may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of a Fund's net assets.

     Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. The Funds will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket -- resulting in a loss to the Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

     Except for instances in which a Fund elects to obtain leverage up to the 10% limitation mentioned above, a Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

     A Fund may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, a Fund may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes a Fund may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. A Fund will not normally enter into a contract for differences to increase the volatility (beta) of the Fund's portfolio above 1.00. However, a Fund may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contacts, when aggregated with the Index Futures and equity swaps contracts as described above, does not exceed 10% of a Fund's net assets.

     INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. Except when using such contracts for risk management, each Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when a Fund uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with nonsegregated futures contracts. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options present the same risks and similar opportunities to those associated with futures and related options. For a description of certain limitations on the Funds' use of caps, floors and collars, see Appendix A, "Risks and Limitations of Options, Futures and Swaps -- Additional Regulatory Limitations on the Use of Futures, Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts." Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Description and Risks of Fund Investments -- Illiquid Securities."

FOREIGN CURRENCY TRANSACTIONS

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the "euro" (a common currency unit for the European Union) in January 1999. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

     Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

     Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

     These Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

     Third, the Funds may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Funds may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies. See Appendix A, "Risks and Limitations of Options, Futures and Swaps."

     A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.

     Each of these Funds may also enter foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets. The U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund, International Bond Fund, the Currency Hedged International Bond Fund, the Global Bond Fund and the Emerging Country Debt Fund may each also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options, Futures and Options on Futures -- Investment Purposes" or for risk management in a manner similar to such Funds' use of futures contracts and related options. For a description of the particular manner in which the Currency Hedged International Core Fund may engage in foreign currency transactions, see "Investment Objectives and Policies -- Currency Hedged International Core Fund."

     Except to the extent that the Funds may use such contracts for risk management, whenever a Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered. A Fund's ability to engage in forward contracts may be limited by tax considerations.

     A Fund may use currency futures contracts and related options and options on currencies for the same reasons for which they use currency forwards. Except to the extent that the Funds may use futures contracts and related options for risk management, a Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will maintain an amount of cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian equal in value to the difference. Alternatively, the Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

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

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

     Debt and Other Fixed Income Securities include fixed income securities of any maturity, although, under normal circumstances, a Fixed Income Fund (other than the Short-Term Income Fund) will only invest in a security if, at the time of such investment, at least 65% of its total assets will be comprised of bonds, as defined in "Investment Objectives and Policies -- Fixed Income Funds" above. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

     Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each such Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS

     As described under "Investment Objectives and Policies" above, many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund will seek to minimize credit risk with respect to such investments. The Short-Term Income Fund may make many of the same investments, although it imposes less strict restrictions concerning the quality of such investments. See "Investment Objectives and Policies -- Fixed Income Funds -- Short-Term Income Fund" for a general description of various types of money market instruments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

     U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

     Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

     Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities

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

and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

     In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Descriptions and Risks of Fund Investment Practices -- Adjustable Rate Securities" below.

     Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"); STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

     CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

     CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

     Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES

     Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

     Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

     Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

     Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

     A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

     Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

     A Fund's investment in indexed securities may also create taxable income in excess of the cash such investments generate. See "Investment Objectives and Policies -- Inflation Indexed Bond Fund" and "Taxes -- Tax Implications of Certain Investments" in this Prospectus.

FIRM COMMITMENTS

     A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. A Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. A Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. Each such Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the Fund's obligations under firm commitment agreements.

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

     Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR
ROLL AGREEMENTS

     Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

     Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     A Fund which makes such investments will establish segregated accounts with its custodian in which the Fund will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

     Each Fund (except for the Asset Allocation Funds) may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% (or, in the case of the Foreign Fund only, 10%) of net assets would be invested in such illiquid securities. Each Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

     In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% (or, in the case of the Foreign Fund only, 10%) of the Fund's net assets.

SPECIAL ASSET ALLOCATION FUND CONSIDERATIONS

     The Manager does not charge an investment management fee for asset allocation advice provided to the Asset Allocation Funds, but certain other expenses such as custody, transfer agency and audit fees will be borne by the Asset Allocation Funds. Investors in Asset Allocation Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which the Asset Allocation Funds invest, as well as any purchase premiums or redemption fees charged by such underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

SPECIAL YEAR 2000 RISK CONSIDERATIONS

     Many of the services provided to the Funds depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Funds' service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. GMO, as well as the Trust's administrator, transfer agent, custodians and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                       ADDITIONAL INVESTMENT RESTRICTIONS

Fundamental Restrictions:

     Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

     (1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets

(including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions; notwithstanding the foregoing, the Japan Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, and which borrowings will be repaid before any additional investments are purchased.

     (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of a Fund's total assets in the case of each Fund (except the International Core and Currency Hedged International Core Funds), and with respect to not more than 25% of total assets in the case of each of the International Core and Currency Hedged International Core Funds.

     (7) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

     (8) Concentrate more than 25% of the value of its total assets in any one industry (except that, as described in the Prospectus, the Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, and the REIT and Global Properties Funds may invest more than 25% of their assets in real estate-related securities).

     (9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Term Income Fund) may purchase and sell financial futures contracts and options thereon.

     (10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (5) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variational margin permitted by non-fundamental policy
(5) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

     (11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

     (12) With respect to the Japan Fund only, (i) own greater than 10% of the outstanding voting securities of any single issuer; or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure permitted borrowings (for purposes of this restriction, collateral arrangements with respect to the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets).

Non-Fundamental Restrictions:

     It is contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval, to:

     (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that (i) the International Equity Funds may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total net assets; provided that within this 5%, not more than 2% of its net assets may be invested in warrants that are not listed on the New York or American Stock Exchange or a recognized foreign exchange, and (ii) the Foreign Fund may invest without limitation in such warrants or rights.

     (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (3) Make investments for the purpose of gaining control of a company's management.

     (4) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933 are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

     (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

     (6) With respect to the Foreign Fund only, to (i) invest in interests of any general partnership, (ii) utilize margin or other borrowings to increase market exposure (such prohibition shall extend to the use of cash collateral obtained in exchange for loaned securities but does not prohibit the use of margin accounts for permissible futures trading; further, the Fund may borrow an amount equal to cash receivable from sales of stocks or securities the settlement of which is deferred under standard practice in the country of sale),
(iii) pledge or otherwise encumber its assets, and (iv) invest more than 5% of its assets in any one issuer (except Government securities and bank certificates of deposit).

     Except as indicated above in Fundamental Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                MULTIPLE CLASSES

     Each Fund offers up to three classes of shares. All Funds offer Class III Shares and, as described below, certain Funds also offer Class II and/or Class IV Shares.

SHAREHOLDER SERVICE FEES

     The principal economic difference among the various classes of shares is the level of Shareholder Service Fee which the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

     The Trust has adopted a Shareholder Servicing Plan with respect to the multiple classes of shares. Pursuant to the terms of the Shareholder Servicing Plan, the classes will pay the following Shareholder Service Fees, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

                            SHAREHOLDER SERVICE FEES

CLASS II AND CLASS III SHARES:

               FUND                 CLASS II   CLASS III
               ----                 --------   ---------
All Funds (except Asset Allocation
  Funds)..........................    0.22%      0.15%
Asset Allocation Funds*...........      --       0.00%

CLASS IV SHARES:

                  FUND                     CLASS IV
                  ----                     --------
U.S. Core and Emerging Markets Funds.....   0.105%
Emerging Country Debt Fund...............    0.10%
International Core, Currency Hedged
  International Core and Foreign Funds...    0.09%

* The Asset Allocation Funds will invest in Class III Shares of underlying Funds and will therefore also indirectly bear an additional Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class III Shares of the Asset Allocation Funds is the same as that borne by Class III Shares of the other Funds.

ELIGIBILITY FOR CLASSES

CLASS II AND CLASS III SHARES:
     With certain exceptions described below, eligibility for Class II and Class III Shares depends on a client's "TOTAL INVESTMENT" with GMO. Investors should note that the definition of Total Investment has changed, as described below.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO as of December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date"). Subject to as provided below, a client's Total Investment as of any Determination Date will equal the greater of (a) the market value of assets managed by GMO and its affiliates for the client (whether in a pooled vehicle or otherwise) as of such Determination Date, and (b) the client's Total Investment as of the previous Determination Date (less the market value of any account managed by GMO's Domestic Active Division as of the previous Determination Date), plus contributions made to, and less Large Withdrawals (defined below) from, any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date (plus the market value of any account managed by GMO's Domestic Active Division as of the then current Determination Date). For these purposes, "Large Withdrawals" means the total of all withdrawals made from any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date if such total exceeds 7% of the sum of the client's Total Investment as of the previous Determination Date and any contributions to any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) made since the previous Determination Date. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment is the greater of the market value of assets managed by GMO and its affiliates for the client as of the close of business on November 30, 1997 or on December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Investment will be determined as described above. Notwithstanding anything to the contrary in this Prospectus, assets invested in the Pelican Fund will not be considered when determining a client's Total Investment. For purposes of this Prospectus, accounts managed by GMO's Domestic Active Division do not include any of the Funds described in this Prospectus, and include only certain separate accounts managed by GMO. Clients with any questions regarding whether certain of their assets are deemed to be managed by GMO's Domestic Active Division should call GMO at (617) 330-7500.

     Subject to the exceptions set forth following this table, the minimum Total Investment for a new client (establishing a GMO Account after June 1, 1996) to be eligible for Class II or Class III Shares of the various GMO Funds is set forth in the following table:

U.S. CORE FUND, INTERNATIONAL CORE FUND
  AND FOREIGN FUND (COLLECTIVELY, THE     MINIMUM TOTAL
           "CLASS II FUNDS")                INVESTMENT
---------------------------------------   -------------
Class II.............................       $1 Million
Class III............................      $35 Million

      ASSET ALLOCATION FUNDS
      ----------------------
Class III..........................     $1 Million

          ALL OTHER FUNDS
          ---------------
Class III..........................     $1 Million

     Investments by defined contribution pension plans (such as 401(k) plans) will always be invested in the class of shares of the relevant Fund(s) with the highest Shareholder Service Fee offered from time to time by the relevant Fund(s) regardless of the size of the investment, and will not be eligible to convert to other classes.

     For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Any client whose Total Investment as of May 31, 1996 was less than $7 million, but greater than $0, will convert to Class II Shares on July 31, 1997 or such later date as may be determined by the Manager. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of the close of business on May 31, 1996 and will subsequently be calculated as described in the preceding section.

CLASS IV SHARES:

     Eligibility for Class IV Shares is dependent upon the client meeting either
(i) a minimum "TOTAL FUND INVESTMENT" requirement, which includes only a client's total investment in the particular Fund, or (ii) a minimum "Total Investment" requirement, calculated as described above for Class II and Class III Shares. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment or initial Total Fund Investment for purposes of determining eligibility for Class IV Shares will be the greater of the market value of all of their investments advised by GMO and its affiliates, or the market value of their investment in the particular Fund, as the case may be, as of the close of business on November 30, 1997 or December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment will be determined as described above.

     The minimum Total Fund Investment and/or Total Investment for a client to be eligible for Class IV Shares is set forth in the following table:

                           TOTAL FUND INVESTMENT/
          FUND                TOTAL INVESTMENT
          ----             ----------------------
U.S. Core Fund,
  International Core
  Fund, Currency Hedged
  International Core
  Fund, Emerging Markets
  Fund and Emerging
  Country Debt Fund.....  $125 Million/$250 million
Foreign Fund............          N/A /$250 million

     There is no minimum for subsequent investments into any class of shares.

     The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CONVERSIONS BETWEEN CLASSES

     On December 31 of each year and on such other dates as may be determined by GMO (each a "DETERMINATION DATE") the value of each client's Total Investment and Total Fund Investment with GMO, as defined above, will be determined. Based on that determination, each client's shares of each Fund will be automatically converted to the class of shares of such Fund which is then being offered with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment or Total Fund Investment, as the case may be, on the Determination Date. The conversion will occur within 15 business days following the Determination Date. Also, if a client makes an investment in a GMO Fund (except for the Pelican Fund) or puts additional assets under GMO's management (except for accounts managed by GMO's Domestic Active Division) so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

     Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million but greater than $0 will be eligible to invest in or convert to Class II Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), and such conversion will not occur until on or after July 31, 1997. Notwithstanding the foregoing special rules, clients shall always remain eligible to remain in and/or be converted to any class of shares of the relevant Fund which the client would be eligible to purchase pursuant to the eligibility requirements set forth herein.

     Investors should be aware that not all classes of shares of all Funds are available in all jurisdictions.

                               PURCHASE OF SHARES

     Shares of each Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Shares may be purchased by calling (617) 330-7500. See "Purchase Procedures" below.

     The purchase price of a share of each Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the particular Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Each class of shares of a Fund has the same rate of purchase premium.

     The purchase premiums currently in effect for each Fund are as follows:

               FUND                 PURCHASE PREMIUM
               ----                 ----------------
Short-Term Income Fund, Domestic
  Bond Fund and Foreign Fund......     None
Inflation Indexed Bond Fund.......       0.10%
U.S. Core Fund, Tobacco-Free Core
  Fund, Value Fund and Growth
  Fund............................       0.14%
Fundamental Value Fund,
  International Bond Fund,
  Currency Hedged International
  Bond Fund, Global Bond Fund,
  U.S. Bond/Global Alpha A Fund
  and U.S. Bond/Global Alpha B
  Fund............................       0.15%
U.S. Sector Fund..................       0.27%
Global Balanced Allocation Fund...       0.35%
Global Hedged Equity Fund.........       0.37%
Japan Fund........................       0.40%
Global (U.S.+) Equity Allocation
  Fund............................       0.47%
Small Cap Value Fund, Small Cap
  Growth Fund, REIT Fund and
  Emerging Country Debt Fund......       0.50%
International Core Fund, Currency
  Hedged International Core Fund
  and Global Properties Fund......       0.60%
World Equity Allocation Fund......       0.66%
International Equity Allocation
  Fund............................       0.80%

               FUND                 PURCHASE PREMIUM
               ----                 ----------------
International Small Companies
  Fund............................       1.00%
Emerging Markets Fund and Evolving
  Countries Fund..................       1.60%

     Purchase premiums generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads.

     In certain limited circumstances, the purchase premiums and/or redemption fees for certain Funds may be waived in part or in full. The circumstances are described in the footnotes to the Schedule of Fees and Expenses beginning on page 12 of this Prospectus. Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of 0.10% and the Emerging Markets Fund and Evolving Countries Fund may charge a premium of 0.20%.

     Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at The Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

     The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 330-7500.

     For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m.; if the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. is the deadline for transferring those securities to the account designated by the Trust's transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal Funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. on or prior to the fourth business day after such assurances are received.

     Shares of the International Core Fund may be available through a broker or dealer who may charge a transaction fee for purchases and redemptions of that Fund's shares. If shares of the International Core Fund are purchased directly from the Trust without the intervention of a broker or dealer, no such charge will be imposed.

PURCHASE PROCEDURES:

     (a) General: Investors should call the Trust at (617) 330-7500 before attempting to place an order for Shares. The Trust reserves the right to reject any order for Trust Shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Wire transfer and mailing instructions are contained on the PURCHASE ORDER FORM which can be obtained from the Trust at the telephone numbers set forth above.

     Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

     (b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order."

     A Purchase Order Form for Shares may be obtained by calling the Trust at
(617) 330-7500. This Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; Attention: Shareholder Services, or (ii) By Facsimile to (617) 439-4192;
Attention: Shareholder Services.

     (c) Acceptance of Order: No purchase order is in "good order" until it has been accepted by the Trust. As noted above, investors should call the Trust at the telephone numbers indicated before attempting to place an order. If a Purchase Order Form is faxed to the Trust without first contacting the Trust, investors should not consider their order acknowledged until they have received notification from the Trust or have confirmed receipt of the order by contacting the Trust. A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 330-7500. If a Purchase Order is mailed to the Trust, it will be acted upon when received.

     (d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

NOTE: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above, but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.

                              REDEMPTION OF SHARES

     Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any.

     The redemption fees currently in effect for each Fund are as follows:

                                         REDEMPTION
                FUND                        FEE
                ----                     ----------
Inflation Indexed Bond Fund                 0.10%
International Equity Allocation Fund        0.11%
Global Balanced Allocation Fund             0.11%
Global (U.S.+) Equity Allocation Fund       0.15%
World Equity Allocation Fund                0.15%
U.S. Sector Fund                            0.18%(1)
Emerging Country Debt Fund                  0.25%(2)
Global Properties Fund                      0.30%
Emerging Markets Fund                       0.40%(3)
Evolving Countries Fund                     0.40%
Small Cap Value Fund                        0.50%
Small Cap Growth Fund                       0.50%
REIT Fund                                   0.50%
International Small Companies Fund          0.60%
Japan Fund                                  0.61%
Global Hedged Equity Fund                   1.40%(4)

(1)Applies only to shares acquired on or after June 30, 1998 (including shares acquired through the reinvestment of dividends and other distributions after each date).
(2)Applies only to shares acquired on or after July 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).
(3)Applies only to shares acquired on or after June 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).
(4)This redemption fee will be 0% unless the size of a redemption forces the Manager to an early termination of a hedging transaction to meet the redemption request.

     No redemption fees apply to redemptions of shares of any Funds other than the Funds listed above.

     Redemption fees apply only to cash transactions. These fees are paid to and retained by the Fund itself and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Redemption fees are not sales loads or contingent deferred sales charges.

     In certain limited circumstances, the purchase premiums and/or redemption fees for certain Funds may be waived in part or in full. The circumstances are described in the footnotes to the Schedule of Fees and Expenses beginning on page 12 of this Prospectus. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

     Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. on a business day. When a redemption request is received after 4:15 p.m., the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the appropriate address set forth above for purchase orders, or (ii) it is faxed to the Trust at the appropriate facsimile number set forth above for purchase orders, and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 330-7500. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

     When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the International Funds each hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of a share is determined for each Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that a Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

     All other fixed income securities (which includes bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another source) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

     Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the International Funds. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

     Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the International Funds even though there has not been any change in the values of such securities and options, measured in terms of the foreign currencies in which they are denominated.

                                 DISTRIBUTIONS

     Each Fund intends to pay out as dividends, at least annually, substantially all of its net investment income (which is derived from dividends and interest it receives from its portfolio investments and net short-term capital gains). For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain. Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. It is the policy of each Fund to make distributions, at least annually, sufficient to avoid the imposition of a non-deductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains. The policy of each Domestic Equity Fund (except for the U.S. Sector Fund and the REIT Fund), the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net short- term capital gains and net long-term capital gains at least annually. Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the Application or by writing to the Trust.

     Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

                                     TAXES

     Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. So long as a Fund so qualifies, the Fund itself will not pay federal income taxes on the amounts distributed.

     Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets")). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("28% gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("20% gains"). Distributions of net capital gains will be treated in the hands of shareholders as 28% gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as 20% gains. Distributions of 28% gains and 20% gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. The recognition of certain losses upon the sale of shares of a Fund may be limited to the extent shareholders dispose of shares of one Fund and invest in shares of the same or another Fund. A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about div-idends and distributions paid during the preceding year to taxable investors and others requesting such information.

     For corporate shareholders, the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the 1997 Act) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     The back-up withholding rules do not apply to tax exempt entities so long as each such entity furnishes the

Trust with an appropriate certification. However, other shareholders are subject to back-up withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

     The foregoing is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws (including possible liability for federal alternative minimum tax).

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

     Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and gains realized upon a sale of securities paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Also, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS

     If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the 1997 Act). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

     As described above under the heading "Distributions," certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and for-eign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert short-term capital gains or losses into long-term capital gains or losses. Qualification requirements noted above may restrict a Fund's ability to engage in these transactions, and these transactions may affect the amount, timing and character of distributions to shareholders. The tax consequences of certain hedging transactions have been modified by the 1997 Act.

     Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

     A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                            MANAGEMENT OF THE TRUST

     Each Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors. Grantham, Mayo, Van Otterloo & Co. LLC converted from a general partnership to a limited liability company on December 16, 1996. Each of the following four members holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

     Under separate Management Contracts with the Trust, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

     The Manager has entered into separate Consulting Agreements (the "Consulting Agreements") with Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 (the "Consultant"), with respect to the management of the portfolios of the Emerging Markets Fund and Evolving Countries Fund. The Consultant is wholly-owned by Mr. Arjun Divecha. Under each Consulting Agreement, the Manager separately pays the Consultant a monthly fee at an annual rate equal to the lesser of 0.50% of the Fund's average daily net assets or $250,000. The Consultant may from time to time waive all or a portion of its fee. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     Each Management Contract provides for payment to the Manager of a management fee at the stated annual rates set forth under Schedule of Fees and Expenses. The management fee is computed and accrued daily, and paid monthly. While the fee paid to the Manager by each of the Fundamental Value Fund, the REIT Fund, the International Core Fund, the Currency Hedged International Core Fund, the Foreign Fund, the International Small Companies Fund, the Japan Fund, the Global Properties Fund, the Emerging Markets Fund and the Evolving Countries Fund is higher than that paid by most funds, each is comparable to the fees paid by many funds with similar investment objectives. In addition, with respect to each Fund, the Manager has voluntarily agreed to waive its fee and to bear certain expenses until further notice in order to limit each Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under Schedule of Fees and Expenses.

     During the fiscal year ended February 28, 1998, the Manager received, as compensation for management ser-vices rendered in such year (after waiver), the percentages of each Fund's average daily net assets as set forth below:

                FUND                 % OF AVERAGE NET ASSETS
                ----                 -----------------------
U.S. Core Fund......................          0.31%
Tobacco-Free Core Fund..............          0.22%
Value Fund..........................          0.41%
Growth Fund.........................          0.27%
U.S. Sector Fund....................          0.13%
Small Cap Value Fund................          0.28%
Fundamental Value Fund..............          0.55%
International Core Fund.............          0.45%
International Small Companies
  Fund..............................          0.39%
Japan Fund..........................          0.36%
Emerging Markets Fund...............          0.79%
Global Hedged Equity Fund...........          0.28%
Inflation Indexed Bond Fund.........          0.00%
Domestic Bond Fund..................          0.07%
U.S. Bond/Global Alpha A Fund.......          0.15%
U.S. Bond/Global Alpha B Fund.......          0.12%
Short-Term Income Fund..............          0.00%
International Bond Fund.............          0.15%
Currency Hedged International Bond
  Fund..............................          0.15%
Emerging Country Debt Fund..........          0.30%
Currency Hedged International Core
  Fund..............................          0.37%
Global Bond Fund....................          0.00%
REIT Fund...........................          0.49%
Foreign Fund........................          0.50%
Evolving Countries Fund.............          0.14%
Global Properties Fund..............          0.00%
Small Cap Growth Fund...............          0.26%
World Equity Allocation Fund........          0.00%
Global Balanced Allocation Fund.....          0.00%
International Equity Allocation
  Fund..............................          0.00%
Global (U.S.+) Equity Allocation
  Fund..............................          0.00%

     Mr. R. Jeremy Grantham and Christopher Darnell are primarily responsible for the day-to-day management of the U.S. Core Fund, the Tobacco-Free Core Fund, the Growth Fund, the U.S. Sector Fund, the Small Cap Value Fund and the Small Cap Growth Fund. Each has served in this capacity for more than five years. Mr. Richard A. Mayo has been primarily responsible for the day-to-day management of the Fundamental Value Fund since the Fund's inception. Mr. Mayo and Mr. Christopher Darnell have been primarily responsible for the day-to-day management of the Value Fund since the Fund's inception. Mr. Darnell, Mr. Robert Brokaw and Mr. Richard McQuaid are primarily responsible for the day-to-day Management of the REIT Fund. Mr. Grantham, Mr. Darnell and Mr. Forrest Berkley have been primarily responsible for the day-to-day management of each of the Currency Hedged International Core Fund, the International Small Companies Fund, the Japan Fund and the Global Hedged Equity Fund since inception of the Funds and have served as managers of the International Core Fund for the last six years. Mr. Arjun Bhagwan Divecha has been primarily responsible for the day-to-day management of the Emerging Markets Fund and the Evolving Countries Fund since the Funds' inception. Mr. Jui L. Lai and Ms. Ann M. Spruill are primarily responsible for the day-to-day management of the Foreign Fund. Mr. Eyk H.A. Van Otterloo and Mr. Wilson Magee have been primarily responsible for the day-to-day management of the Global Properties Fund since its inception. Mr. William L. Nemerever, Mr. Thomas F. Cooper and Mr. Steven Edelstein are primarily responsible for the day- to-day management of the Fixed Income Funds other than the Global Hedged Equity Fund. Each of Messrs. Nemerever and Cooper has served in this capacity since the inception of all of these Funds except the Short-Term Income Fund. Messrs. Nemerever and Cooper have served as the managers of the Short-Term Income Fund since 1994. Mr. Edelstein has served in this capacity since 1995. Prior to 1993, the Short-Term Income Fund was managed by Mr. Brokaw. Day-to-day management of each of the Asset Allocation Funds is the responsibility of a committee and no person or persons is primarily responsible for making recommendations to that committee.

     Mr. Grantham, Mr. Mayo and Mr. Van Otterloo are all founding partners of the Manager, are currently members of the Manager, and have been engaged by the Manager in equity and fixed-income portfolio management since its inception in 1977. Mr. Grantham serves as President-Quantitative, Mr. Mayo serves as President-Domestic Active and Mr. Van Otterloo serves as President-International of the Trust. Mr. Darnell is a member of the Manager and has been with the Manager since 1979 and has been involved in equity portfolio management for more than ten years. Mr. Berkley is a member of the Manager, has been employed by the Manager for more than eight years, and has been involved in equity portfolio management (principally of international equities) for more than six years. Mr. Nemerever and Mr. Cooper are each members of the Manager and have been employed by the Manager in fixed-income portfolio management since October, 1993. For the five years prior to October, 1993, Mr. Nemerever was employed by Boston International Advisors and Fidelity Management Trust Company in fixed-income portfolio management. For the five years prior to October, 1993, Mr. Cooper was employed by Boston International Advisors, Goldman Sachs Asset Management and Western Asset Management in fixed-income portfolio management. Mr. Edelstein joined the Manager in June 1995. For the five years prior to that, Mr. Edelstein was Vice President in the Fixed Income Futures and Options Group at Morgan Stanley & Company. Mr. Divecha is the sole shareholder and President of the Consultant which he organized in September 1993. From 1981 until September 1993, Mr. Divecha was employed by BARRA and during this period he was involved in equity portfolio management for more than five years. Mr. Lai is a member of the Manager and has been employed by the Manager in international equity portfolio management since 1988. Ms. Spruill is a member of the Manager and has been employed by the Manager in international equity portfolio management since 1990. Mr. Magee joined the Manager in 1997. From September 1994 to November 1996, Mr. Magee was a principal for the Penobscot Group, a real estate securities research firm, where he was responsible for securities analysis, marketing/client relations and new business development. From

January 1987 to December 1994, Mr. Magee was the principal for his own firm, advising institutional investors and private clients in real estate investments and conducting fundamental research for portfolio strategies.
     Pursuant to an Administrative Services Agreement with GMO, Investors Bank & Trust Company provides administrative services to each of the Funds. GMO pays Investors Bank & Trust Company an annual fee for its services to each Fund.

     Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each Fund, Grantham, Mayo, Van Otterloo & Co. LLC, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer") provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                        ORGANIZATION AND CAPITALIZATION
                                  OF THE TRUST

     The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into thirty-six series of shares: one for each Fund described in this Prospectus and one for each of the GMO Asia Fund, the GMO Tax-Managed U.S. Equities Fund, the GMO Tax-Managed International Equities Fund, the GMO International Core Plus Association Fund and the Pelican Fund. All shares of all series are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. All shares entitle their holders to one vote per share. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect a Fund, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares or as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of any other Fund. Shareholders holding a majority of the outstanding shares of all series may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

     On June 1, 1998, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

          FUND                       SHAREHOLDERS
          ----                       ------------
Value Fund...............  Leland Stanford Junior
                           University II
Tobacco-Free Core Fund...  Dewitt Wallace -- Reader's
                           Digest Fund, Inc.; Lila Wallace
                           --Reader's Digest Fund, Inc.
U.S. Sector Fund.........  Regenstrief Foundation, Inc.
Growth Fund..............  Surdna Foundation, Inc.; The
                           Northern Trust Company, Trustee,
                           The Aerospace Corporation
                           Employees Retirement Plan Trust
Fundamental Value Fund...  Leland Stanford Junior
                           University II; Berea College
U.S. Bond/Global Alpha B
  Fund...................  Bankers Trust Company as
                           Trustee, GTE Service Corp.
                           Pension Trust
Currency Hedged
  International Bond
  Fund...................  Bost & Co. FBO Bell Atlantic --
                           Fixed Income
Global Hedged Equity
  Fund...................  Bankers Trust Company as
                           Trustee, GTE Service Corp.
                           Pension Trust
Global Bond Fund.........  University of North Carolina at
                           Chapel Hill Foundation
                           Investment Fund Inc.
Global Properties Fund...  Eyk Van Otterloo
World Equity Allocation
  Fund...................  RJR Nabisco Canada Master Trust
Evolving Countries Fund..  The Andrew W. Mellon Foundation

     As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

     Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                         CERTAIN FINANCIAL INFORMATION
                        RELATING TO THE GMO FOREIGN FUND

     As discussed in "Financial Highlights -- Foreign Fund" above, the Foreign Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit Organizations (the "GMO Pool") as the Foreign Fund, pursuant to an Agreement and Plan of Reorganization which provided that
(i) the GMO Pool be discontinued and its assets and liabilities distributed pro rata to the unitholders of the GMO Pool as a liquidating distribution, and (ii) such assets and liabilities immediately thereafter be transferred by the unitholders to the Foreign Fund in exchange for shares of the Foreign Fund. The Foreign Fund's portfolio of investments on June 28, 1996 was the same as the portfolio of the GMO Pool immediately prior to the transfer, and the Foreign Fund operates under investment policies, objectives, guidelines and restrictions that are in all material respects equivalent to those of the GMO Pool.

     The GMO Pool was not a registered investment company as it was exempt from registration under the 1940 Act. Since, in a practical sense, the GMO Pool constitutes a predecessor of the Foreign Fund, the Trust calculates the performance for the Foreign Fund for periods prior to June 28, 1996 by including the total return of the GMO Pool.

     AVERAGE ANNUAL TOTAL RETURN. The Foreign Fund from time to time may advertise certain investment performance figures. These figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Fund. All performance information will be provided net of Fund and GMO Pool expenses. The Fund may, in conformance with SEC guidelines, advertise its total return for various periods of time by determining, over a period of time stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

     The performance data quoted below includes the performance of the GMO Pool for periods before the commencement of operations of the Foreign Fund. Performance data relating to Class II and Class III Shares of the Foreign Fund has not been restated because the historical level of expenses for the GMO Pool (0.83% per annum) was higher than the expenses anticipated for Class II and Class III Shares of the Foreign Fund (0.75% and 0.82% per annum). The GMO Pool was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the GMO Pool had been registered under the 1940 Act, its performance may have been adversely affected.

     Average Annual Total Return for the GMO Pool for the periods ended December 31, 1995:

                                          GMO POOL
                                          --------
1-year return............................  13.85%
3-year return............................  19.63%
5-year return............................  12.87%
10-year return...........................  15.94%
Since inception (9/1/84).................  19.73%

                                   APPENDIX A

              RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS

     Limitations on the Use of Options and Futures Portfolio Strategies. As noted in "Descriptions and Risks of Fund Investment Practices -- Futures and Options" above, the Funds may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, each such Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

     The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

     Risk Factors in Options Transactions. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

     An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter-option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

     The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

     The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

     Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

     As noted in the Prospectus, a Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

     The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realized in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

     Risk Factors in Swap Contracts, OTC Options and Other Two-Party
Contracts. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor, subject to the oversight of the Trustees, the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service or Standard and Poor's Corporation at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

     Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. In accordance with CFTC regulations, investments by any Fund (as provided in the Prospectus) in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

     The Manager and the Trust do not believe that the Fund's respective obligations under equity swap contracts, reverse equity swap contracts or Index Futures are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other high grade debt obligations having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. Likewise, when a Fund takes a short position with respect to an Index Futures contract the position must be covered or the Fund must maintain at all times while that position is held, cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value.

     The use of unsegregated futures contracts, related written options, interest rate floors, caps and collars and interest rate and currency swap contracts for risk management by a Fund permitted to engage in any or all of such practices is limited to no more than 10% of a Fund's total net assets when aggregated with such Fund's traditional borrowings in accordance with SEC pronouncements. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate and currency swap contracts.

                                   APPENDIX B

                  COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

     Commercial paper ratings of Standard & Poor's Corporation ("Standard & Poor's") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard and Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE DEBT RATINGS

     Standard & Poor's Corporation. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's Investors Service, Inc. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

     AAA -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to prin-cipal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Should no rating be assigned by Moody's, the reason may be one of the following:

     1.  An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.  There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols 1Aa1, A1, Baa1, and B1.

--------------------------------------------------------------------------------

                             SHAREHOLDER INQUIRIES

                      Shareholders may direct inquiries to
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-330-7500)
--------------------------------------------------------------------------------

                                    GMO TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 June 30, 1998





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the GMO Trust Prospectus dated June 30, 1998, as amended from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

                                Table of Contents
                                -----------------

             Caption                                                Page
             -------                                                ----

INVESTMENT OBJECTIVES AND POLICIES....................................1

MISCELLANEOUS INVESTMENT PRACTICES....................................1

MANAGEMENT OF THE TRUST...............................................2

INVESTMENT ADVISORY AND OTHER SERVICES................................3

PORTFOLIO TRANSACTIONS...............................................10

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.....................12

FINANCIAL STATEMENTS.................................................35

SPECIMEN PRICE-MAKE-UP SHEET.........................................37

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                       MISCELLANEOUS INVESTMENT PRACTICES

         INDEX FUTURES. As stated in the Prospectus under the heading "Description and Risks of Fund Investments -- Futures and Options," many of the Funds may purchase futures contracts on various securities indexes ("Index Futures"). As indicated in the Prospectus, an Index Future is a contract to buy or sell an integral number of units of the particular stock index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the relevant index.

         For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if a Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

         Index Futures in which a Fund may invest typically can be traded through all major commodity brokers, and trades are currently effected on the exchanges described in the Prospectus. A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

         The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

                             MANAGEMENT OF THE TRUST

         The Trustees and officers of GMO Trust (the "Trust") and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (59). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         HARVEY R. MARGOLIS (55). Trustee of the Trust. Mathematics Professor, Boston College.

         JAY O. LIGHT (56). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         EYK DEL MOL VAN OTTERLOO (61). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         RICHARD MAYO (56). President-Domestic Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         KINGSLEY DURANT (66). Vice President and Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         SUSAN RANDALL HARBERT (41). Secretary and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         WILLIAM R. ROYER, ESQ. (32). Vice President and Treasurer of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January, 1995
         - Present). Associate, Ropes & Gray, Boston, Massachusetts (September, 1992 - January, 1995).

         JUI LAI (49). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         ANN SPRUILL (44). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         ALISON E. BAUR, ESQ. (34) Clerk of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 1997 - Present). Attorney, Securities and Exchange Commission (April 1991 - January 1997).

         ROBERT V. BROKAW, JR. (54) Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC


*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Except as set forth below, as of June 19, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund of the Trust:

               ----------------------------------------------------
                 FUND                   CLASS         AGGREGATE
                                                 OWNERSHIP INTEREST
               ----------------------------------------------------
               REIT Fund                 III           2.33%
               ----------------------------------------------------
               Global Properties         III           81.00%
               Fund
               ----------------------------------------------------
               Short-Term Income         III           1.30%
               Fund
               ----------------------------------------------------
               Global Hedged             III           2.13%
               Equity Fund
               ----------------------------------------------------
               Evolving Countries Fund   III           3.37%
               ----------------------------------------------------

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

              -----------------------------------------------------------------
                NAME OF PERSON,                  TOTAL ANNUAL COMPENSATION FROM
                   POSITION                                 THE TRUST
              -----------------------------------------------------------------
              Harvey R. Margolis, Trustee                    $70,000
              -----------------------------------------------------------------
              Jay O. Light, Trustee                          $70,000
              -----------------------------------------------------------------

         Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai and Brokaw, and Mses. Harbert and Spruill, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

         As disclosed in the Prospectus under the heading "Management of the Fund," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions --Brokerage and Research Services," the

Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager's compensation will be reduced to the extent that any Fund's annual expenses incurred in the operation of the Fund (including the management fee but excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Markets Fund, Emerging Country Debt Fund and Global Hedged Equity Fund, also excluding custodial fees; and, in the case of the Asset Allocation Funds, U.S. Sector Fund and Global Hedged Equity Fund, also excluding expenses indirectly incurred by investment in other Funds of the Trust) would exceed the percentage of the Fund's average daily net assets described therein. Because the Manager's compensation is fixed at an annual rate equal to this expense limitation, it is expected that the Manager will pay such expenses (with the exceptions noted) as they arise. In addition, the Manager's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the relevant Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. No Fund is currently subject to any state imposed limit on expenses.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by the relevant Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         In the last three fiscal years the Funds have paid the following amounts as Management Fees to the Manager pursuant to the relevant Management
Contract:

                                          Gross             Reduction              Net
                                          -----             ---------              ---
U.S. CORE FUND
--------------
Year ended 2/28/98                      $17,753,329        $ 7,220,779          $10,532,550
Year ended 2/28/97                      $16,712,773        $ 5,742,268          $10,970,505
Year ended 2/29/96                      $14,964,100        $ 2,052,651          $12,911,449

INTERNATIONAL CORE FUND
-----------------------
Year ended 2/28/98                      $30,572,502        $12,093,211         $18,479,291
Year ended 2/28/97                      $33,112,051        $11,195,222         $21,916,829
Year ended 2/29/96                      $25,419,063        $ 4,915,283         $20,503,780

GROWTH FUND
-----------
Year ended 2/28/98                   $1,008,998        $  463,468            $   545,530
Year ended 2/28/97                   $1,637,804        $  561,765            $ 1,076,039
Year ended 2/29/96                   $1,685,025        $  241,245            $ 1,443,780

SHORT-TERM INCOME FUND
----------------------
Year ended 2/28/98                   $  117,159        $  117,159            $         0
Year ended 2/28/97                   $   69,134        $   69,134            $         0
Year ended 2/29/96                   $   21,431        $   21,431            $         0

JAPAN FUND
----------
Year ended 2/28/98                   $1,540,113        $  803,953            $   736,160
Year ended 2/28/97                   $1,566,406        $  742,507            $   823,899
Year ended 2/29/96                   $  647,675        $  125,662            $   522,013

VALUE FUND
----------
Year ended 2/28/98                   $2,742,196        $1,134,088            $ 1,608,108
Year ended 2/28/97                   $2,462,093        $  871,498            $ 1,590,595
Year ended 2/29/96                   $2,296,190        $  463,260            $ 1,832,930

TOBACCO-FREE CORE FUND
----------------------
Year ended 2/28/98                   $   394,815       $  218,695            $   176,120
Year ended 2/28/97                   $   291,746       $  183,825            $   107,921
Year ended 2/29/96                   $   284,306       $  113,925            $   170,381

FUNDAMENTAL VALUE FUND
----------------------
Year ended 2/28/98                   $ 1,425,989       $  381,705            $ 1,044,284
Year ended 2/28/97                   $ 1,627,950       $  347,372            $ 1,280,578
Year ended 2/29/96                   $ 1,496,155       $  108,537            $ 1,387,618

SMALL CAP VALUE FUND
--------------------
Year ended 2/28/98                   $ 3,650,580       $1,603,440            $ 2,047,140
Year ended 2/28/97                   $ 1,948,526       $  761,954            $ 1,186,572
Year ended 2/29/96                   $   873,239       $  226,684            $   646,555

INTERNATIONAL SMALL COMPANIES FUND
----------------------------------
Year ended 2/28/98                   $ 2,912,080       $2,004,718            $   907,362
Year ended 2/28/97                   $ 2,889,159       $1,833,495            $ 1,055,664
Year ended 2/29/96                   $ 2,467,267       $1,358,838            $ 1,108,429

U.S. SECTOR FUND
----------------
Year ended 2/28/98                        $   853,670             $   635,351            $    218,319
Year ended 2/28/97                        $ 1,138,768             $   434,930            $    703,838
Year ended 2/29/96                        $ 1,134,431             $   169,840            $    964,591

INTERNATIONAL BOND FUND
-----------------------
Year ended 2/28/98                        $ 1,090,298             $   692,754            $    397,544
Year ended 2/28/97                        $   849,645             $   493,567            $    356,078
Year ended 2/29/96                        $   779,352             $   257,658            $    521,694

EMERGING MARKETS FUND
---------------------
Year ended 2/28/98                        $17,396,168             $ 3,619,369            $ 13,776,799
Year ended 2/28/97                        $12,541,622             $ 2,222,584            $ 10,319,038
Year ended 2/29/96                        $ 5,944,710             $    90,073            $  5,854,637

EMERGING COUNTRY DEBT FUND
--------------------------
Year ended 2/28/98                        $ 2,823,080             $ 1,087,585            $  1,735,495
Year ended 2/28/97                        $ 3,190,658             $   986,384            $  2,204,274
Year ended 2/29/96                        $ 2,504,503             $   810,112            $  1,694,391

GLOBAL HEDGED EQUITY FUND
-------------------------
Year ended 2/28/98                        $ 1,509,937             $   850,401            $    659,536
Year ended 2/28/97                        $ 2,168,233             $   531,673            $  1,636,560
Year ended 2/29/96                        $ 2,071,406             $   199,269            $  1,872,137

DOMESTIC BOND FUND
------------------
Year ended 2/28/98                        $ 1,311,252             $   932,631            $    378,621
Year ended 2/28/97                        $ 1,112,368             $   744,230            $    368,138
Year ended 2/29/96                        $   707,127             $   158,391            $    548,736

CURRENCY HEDGED INTERNATIONAL BOND FUND
---------------------------------------
Year ended 2/28/98                        $ 1,895,291             $ 1,316,764            $    578,527
Year ended 2/28/97                        $ 1,782,864             $ 1,149,683            $    633,181
Year ended 2/29/96                        $ 1,163,131             $   522,806            $    610,325

GLOBAL BOND FUND
----------------
Year ended 2/28/98                         $     297,447              $      297,447                $       0
Year ended 2/28/97                         $     220,921              $      220,921                $       0
Commencement of
  Operations
(12/28/95) - 2/29/96                       $      17,307              $       17,307                $       0

CURRENCY HEDGED INTERNATIONAL CORE FUND
---------------------------------------
Year ended 2/28/98                         $   4,457,931              $    2,255,760                $2,202,171
Year ended 2/28/97                         $   3,841,815              $    2,218,152                $1,623,663
Commencement of
  Operations
(6/30/95) - 2/29/96                        $   1,097,558              $      663,365                $  464,193

GLOBAL PROPERTIES FUND
----------------------
Year ended 2/28/98                         $      74,657              $       74,657                $       0
Commencement of
  Operations
(12/20/96) - 2/28/97                       $      13,266              $       13,266                $       0

FOREIGN FUND
------------
Year ended 2/28/98                         $   7,035,104              $    2,369,507                $4,665,597
Commencement of
  Operations
(6/28/96) - 2/28/97                        $   3,034,381              $    1,267,971                $1,766,410

REIT FUND
---------
Year ended 2/28/98                         $   2,765,300              $      961,297                $1,804,003
Commencement of
  Operations
(5/31/96) - 2/28/97                        $     666,973              $      286,384                $  380,589

WORLD EQUITY ALLOCATION FUND
----------------------------
Year ended 2/28/98                         $      0                   $      0                      $      0
Commencement of
  Operations
(6/28/96) - 2/28/97                        $      0                   $      0                      $      0

GLOBAL BALANCED ALLOCATION FUND
-------------------------------
Year ended 2/28/98                         $      0                   $      0                      $      0
Commencement of
  Operations
(7/29/96) - 2/28/97                        $      0                   $      0                      $      0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND
-------------------------------------
Year ended 2/28/98                         $      0                   $      0                      $      0
Commencement of
  Operations
(11/25/96) - 2/28/97                       $      0                   $      0                      $      0

INFLATION INDEXED BOND FUND
---------------------------
Commencement of
  Operations
(3/31/97) - 2/28/98                        $      36,237              $       36,237                $      0

US BOND/GLOBAL ALPHA A FUND
---------------------------
Commencement of
  Operations
(4/30/97) - 2/28/98                        $     571,318              $      361,139                $  210,179

US BOND/GLOBAL ALPHA B FUND
---------------------------
Commencement of
  Operations
(7/29/97) - 2/28/98                        $     865,631              $      609,605                $  256,026

EVOLVING COUNTRIES FUND
-----------------------
Commencement of
  Operations
(8/29/97) - 2/28/98                        $      94,952              $       77,826                $   17,126

INTERNATIONAL EQUITY ALLOCATION FUND
------------------------------------
Year Ended 2/28/98                     $      0               $      0                   $      0
Commencement of
  Operations                                  0                      0                          0
(10/11/96) - 2/28/97

SMALL CAP GROWTH FUND
---------------------
Year Ended 2/28/98                     $1,537,995             $  725,457                 $  812,538
Commencement of
  Operations                              124,256                105,410                     18,846
(12/31/96) - 2/28/97

         CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109 serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis. The Manager has voluntarily agreed with the Trust to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Country Debt Fund, Emerging Markets Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Asset Allocation Funds, excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified in the Prospectus ("Schedule of Fees and Expenses"). Therefore so long as the Manager agrees so to reduce its fee and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed this stated limitation. Absent such agreement by the Manager to waive its fees, management fees for each Fund and the annual operating expenses for each Fund would be as stated in the Prospectus.

         SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to terms the Servicing Agreement, each Fund paid GMO the amounts set forth in the table below:

                                                     May 30, 1996                  March 1, 1997
                                                       through                       through
                                                   February 28, 1997             February 28, 1998

U.S. Core Fund -                                       $3,597,900                     $5,028,001
International Core Fund -                              $4,894,560                     $6,088,152
Growth Fund -                                          $347,907                       $302,285
Short-Term Income Fund -                               $36,264                        $70,313
Japan Fund -                                           $261,357                       $308,029
Value Fund -                                           $406,469                       $586,036
Tobacco-Free Core Fund -                               $67,968                        $118,083
Fundamental Value Fund -                               $244,167                       $284,344
Small Cap Value Fund -                                 $482,716                       $1,093,550
Small Cap Growth Fund -                                $37,277                        $459,765
International Small Companies Fund -                   $259,782                       $349,448
U.S. Sector Fund -                                     $266,594                       $150,583
International Bond Fund -                              $244,354                       $407,680
Emerging Markets Fund -                                $1,491,636                     $2,579,392
Emerging Country Debt Fund -                           $722,035                       $836,348
Global Hedged Equity Fund -                            $357,586                       $217,705
Domestic Bond Fund -                                   $549,733                       $790,254
Currency Hedged International Bond Fund -              $444,574                       $568,775
Global Bond Fund -                                     $74,374                        $133,633
Currency Hedged International Core Fund -              $595,691                       $864,408
Global Properties Fund -                               $2,653                         $14,931
Foreign Fund -                                         $614,288                       $1,421,888
REIT Fund -                                            $133,395                       $552,026
World Equity Allocation Fund -                         $6,619                         $11,172
Global Balanced Allocation Fund -                      $4,623                         $36,399
Global (U.S.+) Equity Allocation Fund -                $0                             $1,099
International Equity Allocation Fund -                 $1,962                         $13,569
Inflation Indexed Bond Fund -                            --                           $21,641
U.S. Bond/Global Alpha A Fund -                          --                           $213,529
U.S. Bond/Global Alpha B Fund -                          --                           $323,124
Evolving Countries Fund -                                --                           $17,804

         INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Domestic Funds with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the Funds, the following amounts in brokerage commissions:


                                                      1996                1997             1998                TOTAL

U.S. Core Fund                                    $3,353,136          $4,664,903       $2,561,392       $10,579,431
Growth Fund                                          295,985             531,486          170,370       $   997,841
Value Fund                                           784,675             813,100          666,871       $ 2,264,646
Short-Term Income Fund                                   ---                 ---              ---       $ ---
International Core Fund                            1,888,442           9,469,695        7,059,863       $18,418,000
Japan Fund                                            41,022              84,857          289,271       $   415,150
Tobacco-Free Core Fund                                71,940             103,341           50,119       $   225,400
Fundamental Value Fund                               270,800             295,379          441,597       $ 1,007,776
International Small Companies Fund                    77,221              98,496          413,290       $   589,007
Bond Allocation Fund                                     ---                 ---              ---       $ ---
Small Cap Value Fund                                 678,406             879,092          903,916       $ 2,461,414
U.S. Sector Fund                                     324,992             356,778          278,180       $   959,950
International Bond Fund                               13,750               5,760           40,399       $    59,909
Emerging Markets Fund                              3,199,810           5,114,325        7,790,713       $16,104,848
Emerging Country Debt Fund                            31,200              70,471           34,908       $   136,579
Global Hedged Equity Fund                            415,040             594,924          244,119       $ 1,254,083
Domestic Bond Fund                                    62,799              73,491           43,754       $   180,044
Currency Hedged International Bond                     1,800               7,523           27,976       $    37,299
Fund
Currency Hedged International Core                   264,754           1,280,998        1,202,454       $ 2,748,206
Fund
Global Bond Fund                                       2,321               9,644            4,123       $    16,088
Global Properties Fund                                   ---               3,456           19,731       $    23,187
Foreign Fund                                             ---             492,537        1,294,686       $ 1,787,223
REIT Fund                                                ---             386,888          911,700       $ 1,298,588
Inflation Indexed Bond Fund                              ---                 ---              ---       $ ---
U.S. Bond/Global Alpha A Fund                            ---                 ---           20,476       $    20,476
U.S. Bond/Global Alpha B Fund                            ---                 ---           48,310       $    48,310
Evolving Countries Fund                                  ---                 ---          153,610       $   153,610

Small Cap Growth Fund                                           ---           $  36,918         $880,229   $  917,147
World Equity Allocation Fund                                    ---                 ---              ---          ---
Global Balanced Allocation Fund                                 ---                 ---              ---          ---
Global (U.S.+) Equity Allocation Fund                           ---                 ---              ---          ---
International Equity Allocation Fund                            ---                 ---              ---          ---



                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28/29.

          Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-seven series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Growth Fund; U.S. Sector Fund; Small Cap Value Fund; Small Cap Growth Fund; Fundamental Value Fund; REIT Fund; International Core Fund; Currency Hedged International Core Fund; Foreign Fund; International Small Companies Fund; Japan Fund; Emerging Markets Fund; Evolving Countries Fund; Global Properties Fund; Domestic Bond Fund; U.S. Bond/Global Alpha A Fund; U.S. Bond/Global Alpha B Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; International Core Plus Allocation Fund; Pelican Fund; Asia Fund; Tax-Managed U.S. Core Fund; Tax-Managed International Fund; and Tax-Managed Global Equities Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------

HUNTINGTON TRUST CO                         ATTN: MS MICHELE MCCALLISTER                   29.10
FBO THE JEWISH COMMUNITY FEDERATION OF      P.O. BOX 1558
  CLEVELAND EMPLOYEES RET PLAN & TRUST      COLUMBUS OH 43260

BOST & CO A/C BHEF 1402002                  MUTUAL FUND OPERATIONS                         18.89
  BROCKTON HOSPITAL                         P.O. BOX 3198
                                            PITTSBURGH PA 152303198

FIRST UNION NATIONAL BANK TTEE FBO          1525 W. WT. HARRIS BLVD. CMG 1151              15.85
GIBBS WIRE AND STEEL A/C #95460000156       ATTN: MUTUAL FUNDS
                                            CHARLOTTE NC 282881151

BOST & CO A/C BHPF8002002                   MUTUAL FUND OPERATIONS                          8.64
  BROCKTON HOSPITAL                         P.O. BOX 3198
                                            PITTSBURGH  PA 152303198

ICD-INTERNATIONAL CENTER                    ATTN: MICHAEL A. KELLMAN                        7.00
 FOR THE DISABLED                           CHIEF FINANCIAL OFFICER
                                            340 EAST 24th ST
                                            NEW YORK NY 10010

ADDISON ILLINOIS POLICE PENSION FUND        131 W. LAKE STREET                              5.49
                                            ADDISON IL 60101



     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
UNIVERSITY OF ROCHESTER                     276 ADMINISTRATION BLDG.                      5.41
                                            RIVER CAMPUS
                                            ROCHESTER NY 14627

BOST & CO. A/C WFHF6202002                  FBO THE HEWLETT FOUNDATION                    5.07
                                            ATTN MUTUAL FUNDS OPERATIONS
                                            P.O. BOX 3198
                                            PITTSBURGH PA 15236


     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------

NRECA                                       ATTN: PETER MORRIS                            34.77
INVESTMENTS DIVISION                        4301 WILSON BLVD
                                            RSI8-305
                                            ARLINGTON  VA 222031860

EMPLOYEE RETIREMENT PLAN OF                 5918 STONERIDGE MALL ROAD                     17.90
  SAFEWAY IN                                PLEASANTON    CA 945883229

WORLD BANK                                  STAFF RET PLAN DEPT                           11.31
                                            ROOM A - 12073
                                            1818 H STREET NW
                                            WASHINGTON   DC 20433

CORNING RETIREMENT MASTER TRUST             ATTN: LINDSAY W. BROWN                        10.22
                                            DIRECTOR INVESTMENT SERVICES
                                            CORNING INCORPORATED
                                            ONE RIVERFRONT PLAZA  IIQ-E2-34
                                            CORNING  NY 148310001

DUKE UNIVERSITY LONG TERM ENDOWMENT PO      2200 WEST MAIN STREET                         7.27
                                            SUITE 1000
                                            ATTN: PORTFOLIO ACCOUNTING
                                            DURHAM   NC 27705

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
The Northern Trust Company,                 Attn: Mutual Funds                            25.48
  Trustee of the Aerospace                  P.O. Box 92956
  Corporation Employees                     Chicago, IL 60675
  Retirement Plan Trust


Surdna Foundation, Inc.                     Attn:  Mark De Venoge                         34.10
                                            330 Madison Avenue
                                            30th Floor
                                            New York, NY  10017-5001

Duke University                             Attn:  Deborah Lane                           18.05
  Long Term Endowment PO                    2200 West Main St.
                                            Suite 1000
                                            Durham, NC  27705


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Japan Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Collins EAFE Group Trust                    Attn: Performance Accounting                  21.41
                                            840 Newport Center Drive
                                            Newport Beach, CA  92691

Public Service Electric & Gas               Attention:  Doug  Hoerr                       6.41
  Company Master Retirement Trust           80 Park Plaza
                                            P.O. Box 570
                                            Newark, NJ  07102

Gordon Family Trust                         1325 Airmotive Way                            11.14
                                            Suite 264
                                            Reno, NV 89502

Yale University                             230 Prospect St.                              9.18
                                            Attn: Theodore D. Seides
                                            New Haven, CT 06511

BASF Corporation Pension Master             Attn: Christopher P. Krauss                   5.46
  Trust                                     300 Continental Drive North
                                            Mount Olive, NJ 07828

The Duke Endowment - AA                     Attn: Ms. Karen Rogers                        5.11
                                            Controller
                                            100 North Tryon Street, Suite 3500
                                            Charlotte, NC 28202

Hershey Trust Company,                      P.O. Box 445                                  5.02
  Trustee for Milton Hershey                100 Mansion Road East
  School                                    Hershey, PA 17033

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Term Income Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Gezamelyk Mollenfonds                       c/o Eyk Van Otterloo                          9.14
                                            32 Foster Street
                                            Marblehead, MA  01945

Gerald Grinstein &                          c/o Molly Pengra                              5.06
  Carolyn H. Grinstein Jt Ten               Pengra Capital Mgt., 2 Union Square
                                            601 Union St., #4100
                                            Seattle, WA 98701

BEHE                                        c/o Affida Bank                               17.76
                                            Attn: Mr. Chris Blangley
                                            P. O. Box 5274
                                            CH 8022
                                            Zurich, Switzerland

Trust for Millipore                         Invested Employee Plans - STIF                17.27
  Corporation                               80 Ashby Road
                                            Bedford, MA 01730

Scott M. Spangler &                         5670 N. Echo Canyon Drive                     12.84
  Dean G. Spangler Jt Ten                   Phoenix, AZ 85018

ICF International Cultural Fund             c/o Affida Bank                               9.51
                                            Attn: Mr. Chris Blangley
                                            P.O. Box 5274
                                            CH 8022
                                            Zurich, Switzerland

Beverly Hospital Corporation                Attn: Priscilla Clay                          6.48
                                            Finance Department
                                            85 Herrick Street
                                            Beverly, MA 01915

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Leland Stanford Junior                      Stanford Management Company                   6.12
  University I                              2770 Sand Hill Road
                                            Menlo Park, CA 94025

Leland Stanford Junior                      Stanford Management Company                  42.72
  University II                             2770 Sand Hill Road
                                            Menlo Park, CA  94025

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Fundamental Value Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Berea College                               Attn:  Perry Poynter                          27.25
                                            Associate Controller
                                            Box 2306, CPO2306
                                            Berea, KY  40404

Leland Stanford Junior                      Stanford Management Company                   59.64
  University II                             2770 Sand Hill Road
                                            Menlo Park, CA  94025

Princeton University TR                     Attn:  John D. Sweeney                        12.96
                                            P.O. Box 35
                                            Princeton, NJ  08544

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 10, 1997:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
John D. & Catherine T.                      Attn:  Lawrence L. Landry                     5.36
  MacArthur Foundation                      140 South Dearborn
                                            Suite 1100
                                            Chicago, IL  60603

Bost & Co. A/C WFHF6202002                  Attn: Mutual Funds Operations                 5.63
  FBO The Hewlett Foundation                P.O. Box 3198
                                            Pittsburgh, PA 15230

Marshstorm & Co. SCV                        Attn: Jennifer S. Leung                       5.58
                                            State Street Bank & Trust
                                            1 Enterprise Drive W6A
                                            North Quincy, MA 02171

Yale University                             Attn:  Theodore D. Seides                   9.99
                                            230 Prospect St.
                                            New Haven, CT 06511

Bankers Trust Company TR                    Attn: Marshall Jones                       14.71
  GTE Service Corp Pension                  GTE Investment Management
  Trust                                     One Stanford Forum
                                            Stanford, CT  06902


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Yale University                             Attn:  Theodore D. Seides                    14.33
                                            230 Prospect Street
                                            New Haven, CT  06511

Bankers Trust Company TR                    Attn:  Marshall Jones                         7.07
  GTE Service Corp Pension Trust            GTE Investment Management
                                            One Stanford Forum
                                            Stanford, CT  06902

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Dewitt Wallace-Reader's Digest              Attn:  Rob D. Nagel                           29.81
  Fund, Inc.                                Two Park Avenue
                                            23rd Floor
                                            New York, NY  10016

Lila Wallace-Reader's Digest                Attn:  Rob D. Nagel                           25.94
  Fund, Inc.                                Two Park Avenue
                                            23rd Floor
                                            New York, NY  10016

Tufts Associated Health                     353 Wyman Street                              15.41
  Maintenance Organization Inc.             Waltham, MA  02254

Trustee of Columbia University              Columbia University                           13.67
  in the City of New York--Global           975 Riverside Drive, Suite 401
                                            New York, NY 10115

New York Academy of Medicine                2 East 103 Street                             10.07
                                            New York, NY 10029

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Regenstrief Foundation, Inc.                1001 West Tenth St.                           73.02
Global Equity Fund                          Indianapolis, IN 46202

JHE Foundation Inc.                         Attn: Lisa A. Jabia                            6.41
                                            175 Jefferson St.
                                            Fairfield, CT 06423

Retirement Plan for Employees of            Attn: Mr. Thomas Poccia                        5.62
  Lenox Hill Hospital--Global AA            100 E. 77th Street
                                            New York, NY 10021

The Herb Society of America, Inc.           Attn:  David Pauer                             8.68
                                            Executive Director
                                            9019 Kirtland Chardon Road
                                            Kirtland, OH  44094

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 1, 1998:


Name                                        Address                                    % Ownership
----                                        -------                                    -----------
The Trustees of Princeton                   Attn:  John D. Sweeney                        11.86
  University Int'l                          PO Box 35
                                            Princeton, NY 08544

Saturn & Co. A/C 4600712                    P.O. Box 9130 FPG90                           19.86
  c/o Investors Bank & Trust Co. TR         Boston, MA  02117
  FBO The John Hancock Mutual
  Life Insurance Company Pension
  Plan

The Andrew W. Mellon Foundation             140 E. 62nd Street                             6.10
                                            Attn: Kenneth J. Herr, Treasurer
                                            New York, NY 10021

Children's Medical Center                   1295 Boylston St.                              5.79
  Corporation                               Suite 300
                                            Boston, MA 02215

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Washington State Investment Board           Attn:  Kris Logan                            11.30
                                            Investment Accounting Controller
                                            PO Box 40916
                                            2424 Heritage Court SW
                                            Olympia, WA 98504

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
Bankers Trust Company TR                    Attn:  Marshall Jones                         16.72
GTE  Service Corp Pension Trust             GTE Investment Management
                                            One Stamford Forum
                                            Stamford, CT  06902

The Trustees of Princeton                   Attn:  John D. Sweeney                        15.29
    University Intl                         PO Box 35
                                            Princeton, NJ  08544

Princeton University TR                     Attn:  John D. Sweeney                        10.62
                                            PO Box 35
                                            Princeton, NJ  08544

Regents of the University of                Attn:  Linda Berlin                            8.52
     Michigan EMF                           Investment Analyst
                                            3003 South State St
                                            Wolverine Tower
                                            10th Floor Room 10090
                                            Ann Arbor, MI  481091283

Leland Stanford Junior University II-AA     Stanford Management Company                    7.85
                                            2770 Sand Hill Road
                                            Menlo Park, CA  94025

Bost & Co. A/CNYXF1783862
FBO Bell Atlantic-Intl Equities             Attn:  Mutual Funds Operations                 5.61
                                            PO Box 3198
                                            Pittsburgh, PA  152303198

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
The Edna McConnell Clark Foundation         Attn:  Laura Kielczewski                      9.86
                                            Asst. Financial Officer
                                            250 Park Avenue
                                            New York, NY 10177

Trust for Milipore Corporation              80 Ashby Road                                 8.49
Invested Employee Plans -- DBF              Bedford, MA 01730

Schering Plough Retirement Trust            Attn:  Gary Karlin                            7.50
Global -- AA                                One Giralda Farms
                                            Madison, NJ 07940

GMO Global Balanced Allocation Fund         Attn:  Tara H. Oliver                         5.34
                                            c/o GMO
                                            40 Rowes Wharf
                                            Boston, MA 02110

Phillips Exeter Academy                     Attn:  Joseph E. Fellows                      5.11
                                            20 Main Street
                                            Exeter, NH 03833

John D. & Catherine T.                      Attn:  Lawrence L. Landry                     9.56
MacArthur Foundation                        140 South Dearborn, Suite 1100
                                            Chicago, IL 60603

Corning Retirement Master Trust II          Attn: Mr. Lindsay W. Brown                   13.07
                                            One Riverfront Plaza
                                            HQ-E2-34
                                            Corning, NY  14831-0001

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Currency Hedged International Core Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
The Andrew W. Mellon Foundation              Attn:  Kenneth J. Herr Treasurer           29.52
                                             140 E. 62nd Street
                                             New York, NY 10021

Bost. & Co A/CNVXF1783862                    Attn:  Mutual Funds Operations             28.43
FBO Bell Atlantic-Intl Equities              P. O. Box 3198
                                             Pittsburgh, PA 15230-3198

Trustees of Columbia University in the       Columbia University                        25.29
City of New York -- Global                   475 Riverside Drive, Suite 401
                                             New York, NY 10115

John D. & Catherine T. MacArthur             Attn:  Lawrence L. Landry                   7.01
Foundation                                   140 South Dearborn, Suite 1100
                                             Chicago, IL 60603

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------
San Francisco County & Retirement           Attn:  Richard Piket                          40.06
  System                                    1155 Market Street, 2nd Floor
                                            San Francisco, CA 94103

State of Connecticut Retirement             Attn:  Chief Investment Officer               22.06
  Plans and Trust Funds                     Office of the Treasurer
                                            55 Elm Street
                                            Hartford, CT 06106

Bankers Trust Company TR                    Attn:  Marshall Jones                         11.11
GTE Service Corp. Pension Trust             GTE Investment Management
                                            One Stamford Forum
                                            Stamford, CT 06902

Bost & Co. A/C NYXF1783852                  Attn:  Mutual Funds Operations                 6.23
FBO Bell Atlantic Dedicated ECDF            P.O. Box 3198
                                            Pittsburgh, PA 15230

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 1, 1998:

Name                                        Address                                    % Ownership
----                                        -------                                    -----------

Retirement Plan of Mobil Corporation        Attn: Donald He11yer                          18.68
                                            3225 Gallows Road
                                            Fairfax, VA  22037


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Hedged Equity Fund as of June 1, 1998:

Name                                            Address                            % Ownership
----                                            -------                            -----------
Bankers Trust Company TR                        Attn:  Marshall Jones                 29.00
  GTE Service Corp. Pension Trust               GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT  06902

Partners Healthcare System                      Partners Healthcare System, Inc.      13.89
Pooled Investment Accounts                      101 Merrimac Street, 4th Floor
                                                Boston, MA 02114

The Duke Endowment - AA                         Attn:  Ms. Karen Rogers                6.71
                                                Controller
                                                100 North Tryon St., Suite 3500
                                                Charlotte, NC 28202

The Andrew W. Mellon Foundation                 140 E. 62nd Street                     5.07
                                                Attn:  Kenneth J. Herr, Treasurer
                                                New York, NY 10021

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Core Fund as of June 1, 1998:


Name                                            Address                                % Ownership
----                                            -------                                -----------
THE EDNA MCCONNELL CLARK FOUNDATION             ATTN LAURA KIELCZEWSKI                   12.83
                                                ASST FINANCIAL OFFICER
                                                250 PARK AVENUE
                                                NEW YORK  NY 101770026

TRUSTEES OF PHILLIPS ACADEMY                    ATTN SALLY BLAIS                         12.71
                                                INVESTMENT ANALYST
                                                PHILLIPS ACADEMY
                                                180 MAIN STREET
                                                ANDOVER  MA 01810

CHILDREN'S MEDICAL CENTER CORPORATION           1295 BOYLSTON ST                          9.40
                                                SUITE 300
                                                BOSTON  MA 02215

ARTHUR ANDERSEN & CO SC U S PROFIT              ATTN JOHN H GREENWELL                     8.80
  SHARING AND RETIREMENT TRUST                  225 NORTH MICHIGAN AVE A168
                                                CHICAGO  IL 606017600

BOSTON SAFE DEPOSIT & TRUST CO TR               C/O RICHARD A MANKA                       6.72
  FBO THE KROGER CO MASTER RETIREMENT           THE KROGER COMPANY
  TRUST                                         1014 VINE STREET
                                                CINCINNATI  OH 452021100

LUKENS INC MASTER TRUST                         ATTN BARBARA L GASPER                     6.40
                                                TREASURER
                                                50 SOUTH FIRST AVENUE
                                                COATESVILLE  PA 19320

SCHERING PLOUGH RETIREMENT TRUST                ATTN GARY KARLIN                          5.03
  GLOBAL                                        ONE GIRALDA FARMS
                                                MADISON  NJ 07940

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 1, 1998:

Name                                           Address                               % Ownership
----                                           -------                               -----------
Catholic Bishop of Chicago                     Attn:  John F. Benware                  11.75
                                               155 East Superior Street
                                               Chicago, IL  60611

The University of North Carolina               302 South Building                      31.89
at Chapel Hill Foundation Investment           Campus Box 1000
Fund, Inc., Global Fixed Income Account        Chapel Hill, NC 27599

Nazareth College of Rochester                  4245 East Avenue                         6.94
Fixed Income                                   Rochester, NY  14618

Essex & Company                                Attn: Linda Wills, Trust Dept.          21.19
                                               c/o First National in Palm Springs
                                               255 South County Road
                                               Palm Springs, FL 33480

Marine Midland Bank as agent                   P.O. Box 1329                           8.56
for The John R. Oishei Foundation              Attn: Mutual Funds
                                               Buffalo, NY 14240

Bankers Trust Co. FBO                          Attn: Mike Bloehaum                     5.14
Southcoast Health 174145                       P.O. Box 9014
                                               Church Street Station
                                               New York, NY 10008

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the Foreign Fund as of June 1, 1998:

Name                                            Address                             % Ownership
----                                            -------                             -----------
The Trustees of Boston College                  Attn:  Paul Haran                      41.22
                                                Associate Treasurer More 31D
                                                140 Commonwealth Ave
                                                Chestnut Hill, MA 02167

Strafe & Co for the Account of Owensbo          Attn: Carl E Sealander                 20.52
Mercy Health System for Grantham Mayo           PO Box 0160
Account 3402815000                              Westerville, OH 43086-0160

American Committee for the Weizmann             Attn: Mr Henry Pavony                  16.80
Institute of Science Inc                        51 Madison Ave
                                                New York, NY 10010

Bob & Co c/o BankBoston-Trust IV                Attn: Mutual Funds 45-02-93             8.39
                                                PO Box 1809
                                                Boston, MA 02105-1809

Wentworth Institute of Technology               Attn: David Gilmore                     7.13
                                                550 Huntington Ave
                                                Boston MA 02115


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 1, 1998:

Name                                            Address                           % Ownership
----                                            -------                           -----------
President and Fellows                           c/o Harvard Management Company       15.71
  of Harvard College                            600 Atlantic Avenue
                                                Boston, MA  02210

Trustees of the University                      Attn:  Jon Scheinman                 11.31
  of Pennsylvania                               Office of Investments
                                                3451 Walnut St
                                                714 Franklin Building
                                                Philadelphia, PA 19104-6205

University of Minnesota                         Attn:  Gracie A. Davenport           7.92
  Foundation                                    1300 S. 2nd St. Suite 200
                                                Minneapolis, MN 55454-1029

Swarthmore College - Foreign                    500 College Ave.                     6.73
                                                Swarthmore, VA 19081-1397

Metropolitan Museum of Art                      Attn:  William Magazine              8.19
                                                1000 Fifth Ave.
                                                New York, NY 10028

Colonial Williamsburg                           Attn:  Ms. Jean Puckett               5.69
  Endowment International                       P.O. Box 1776
                                                Williamsburg, VA 23187

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 1, 1998:

Name                                            Address                           % Ownership
----                                            -------                           -----------
The Rector and Visitors of the                  Office of the Treasurer              39.21
  University of Virigina                        P.O. Box 9012
                                                Attn: Mr. Rob Walker Freer
                                                Charlottesville, VA 22906

Princeton University TR                         Attn: John D. Sweeney                21.24
                                                P.O. Box 35
                                                Princeton, NJ 08544

Yale University                                 230 Prospect Street                  20.47
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511

John D. & Catherine T. MacArthur                Attn: Lawrence L. Landry             11.68
  Foundation                                    140 South Dearborn, Suite 1100
                                                Chicago, IL 60603

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the REIT Fund as of June 1, 1998:

Name                                            Address                                    % Ownership
----                                            -------                                    -----------
The Duke Endowment - AA                         Attn:  Ms. Karen Rogers                        6.25
                                                Controller
                                                100 North Tryon Street Suite 3500
                                                Charlotte, NC 28202-4012

Bankers Trust Company TR                        Attn:  Marshall Jones                         14.92
  GTE Service Corp. Pension Trust               GTE Investment Management
                                                One Stanford Forum
                                                Stanford, CT  06902

Bost. & Co. A/C WFHF6202002                     Attn:  Mutual Funds Operations                 5.69
FBO The Hewlett Foundation                      P.O. Box 3198
                                                Pittsburgh, PA 15230


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Equity Allocation Fund as of June 1, 1998:

Name                                            Address                                    % Ownership
----                                            -------                                    -----------
RJR Nabisco Canada Master Trust                 Attn:  Dan Porchak                            44.70
  Nabisco LTD                                   10 Parklawn Road
                                                CANADA M8Y 3

Bridgewater College                             Business Office                               13.17
                                                402 E. College Street
                                                Bridgewater, VA 22512


Melvin B. and Joan F. Lane                      3000 Sand Hill Rd.                            11.80
  TR U/A DTD 09/14/93                           Building 2 Suite 215
  Melvin and Joan Lane Revocable                Menlo Park, CA  94025
  Trust I

Longwood College Foundation, Inc.               Attn:  L. Darlene Selz                         6.06
                                                201 High Street
                                                Farmville, VA 23909-1895

Regenstrief Foundation                          1001 West 10th St.                            22.04
Inc. Global Equity Fund                         Indianapolis, IN 46202

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Allocation Fund as of June 1, 1998:


Name                                            Address                                    % Ownership
----                                            -------                                    -----------
Appalachian Mountain Club                       Attn:  Mr. Henry Isaacson                     13.72
                                                5 Joy Street
                                                Boston, MA  02108


Escuela Agricola Panamericana, Inc.             Attn:  Federico Fiatlos & James S. Hughes     14.93
                                                       Controller
                                                c/o Norwich Corporation
                                                2150 Washington Street
                                                Newton, MA 02162

Presbyterian Homes & Family Services,           150 Linden Avenue                             15.98
  Inc.                                          Lynchburg, VA 24503


Saturn & Co.                                    c/o Investors Bank & Trust                    13.53
  FBO Providence Washington Insurance           P.O. Box 9130 FPG 90
                                                Boston, MA 02117

American Society of Hematology --               Attn:  Martha Liggett                          7.48
  Unrestricted Account                          Executive Director
                                                1200 19th St. NW
                                                Suite 300
                                                Washington, D.C. 20036

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Core Fund as of June 1, 1998:

Name                               Address                           % Ownership
----                               -------                           -----------
Howard Hughes Medical Institute    Attn: C.F. Wolfe                     34.66
                                   4000 Jones Bridge Road
                                   Chevy Chase, MD 20815-6789

RJR Nabisco Defined Benefits       c/o Wachovia Bank NA                 15.38
  Master Trust--International      Attn: Teresa Almond
  Account                          Vice President
                                   301 N. Main St., MC-NC 31057
                                   Winston-Salem, NC 27150-3099

Bost & Co. A/CNYXF1783862          Attn: Mutual Funds Operations        11.41
  FBO Bell Atlantic--              P.O. Box 3198
  Intl. Equities                   Pittsburgh, PA 15230-3198

The Duke Endowment--AA             Attn: Ms. Karen Rogers                8.04
                                   Controller
                                   100 North Tryon Street, Suite 3500
                                   Charlotte, NC 28202-4012

Employee Retirement Plan of        5918 Stoneridge Mall Road             7.74
  Safeway In                       Pleasanton, CA 94588-3229

Yale University                    230 Prospect Street                   5.74
                                   Attn: Theodore D. Seides
                                   New Haven, CT 06511

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Core Fund as of June 1, 1998:

Name                               Address                           % Ownership
----                               -------                           -----------
Louisa Stude Sarofim               Attn: Nancy Head                     55.42
  1995 Charitable Trust            1001 Fannin, #4700
                                   Houston, TX 77002

Bost & Co. A/C WERF1968002         Attn: Mutual Funds Operations        21.18
                                   P.O. Box 3198
                                   Pittsburgh, PA 15230-3198

Mary Lawrence Porter               Attn: Nancy Head                      9.53
  Revocable 1994 Trust             1001 Fannin, #4700
                                   Houston, TX 77002

Louisa Stude Sarofim Foundation    Attn: Nancy Head                      8.85
                                   1001 Fannin, #4700
                                   Houston, TX 77002

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 1, 1998:

Name                               Address                           % Ownership
----                               -------                           -----------
Bankers Trust Company TR           Attn: Marshall Jones                 21.30
  GTE Service Corp. Pension Trust  GTE Investment Management
                                   One Stanford Forum
                                   Stanford, CT 06902

John D. & Catherine T.             Attn: Lawrence L. Landry              8.52
  MacArthur Foundation             140 South Dearborn, Suite 1100
                                   Chicago, IL 60603

Dockbridge & Co.                   Attn: Jennifer S. Leung               9.30
  FBO PF Holdings II Inc.          State Street Bank & Trust
                                   1 Enterprise Drive
                                   North Quincy, MA 02171

Bost & Co A/C WFHF6202002               Attn: Mutual Funds Operations            8.38
  FBO The Hewlett Foundation            P.O. Box 3198
                                        Pittsburgh, PA 15230-3198

The Duke Endowment--AA                  Attn: Ms. Karen Rogers                   6.87
                                        Controller
                                        100 North Tryon Street
                                        Suite 3500
                                        Charlotte, NC 28202-4012


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 1, 1998:


Name                                    Address                              % Ownership
----                                    -------                              -----------
The Duke Endowment-AA                   Attn: Ms. Karen Rogers                  14.60
                                        Controller
                                        100 North Tryon Street Suite 3400
                                        Charlotte, NC 28202-4012

GMO Global Balanced Allocation Fund     Attn: Tara H. Oliver                     8.52
                                        c/o GMO
                                        40 Rowes Wharf
                                        Boston, MA 02110

The Andrew W. Mellon Foundation         Attn: Kenneth J. Herr,                  17.49
                                        Treasurer
                                        140 E. 62nd Street
                                        New York, NY 10021

Arthur Andersen & Co., SC US Profit     Attn: John H. Greenwell                 12.27
  Sharing and Retirement Trust          225 North Michigan Ave., A16B
                                        Chicago, IL 60601

Conrad N. Hilton Foundation             100 West Liberty Street                  8.24
                                        Suite 840
                                        Reno, NV 89501

Phillips Exeter Academy                 Attn: Joseph E. Fellows                  7.43
                                        20 Main St.
                                        Exeter, NH 03833

Schering Plough Retirement              Attn: Gary Karlin                        5.93
  Trust--Global AA                      One Giralda Farms
                                        Madison, NJ 07940


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Evolving Countries Fund as of
June 1, 1998:

Name                                   Address                       % Ownership
----                                   -------                       -----------
The Andrew W. Mellon Foundation        Attn: Kenneth J. Herr,           25.06
                                       Treasurer
                                       140 E. 62nd St.
                                       New York, NY 10021

Duke University Long-Term              c/o Duke Management Company      19.95
  (Endowment) Pool--Emerging           2200 W. Main St.
                                       Suite 1000
                                       Durham, NC 27705

Brown Brothers Harriman & Co. Cust.    Attn: Global Settlement          14.75
  FBO GMO Global Hedged Equity Fund    Harold Robinson
                                       40 Water St.
                                       Boston, MA 02109

GMO International Equity               c/o GMO                          10.76
  Allocation Fund                      Attn: Tara H. Oliver
                                       40 Rowes Wharf
                                       Boston, MA 02110

GMO Global Balanced                    c/o GMO                           7.10
  Allocation Fund                      Attn: Tara H. Oliver
                                       40 Rowes Wharf
                                       Boston, MA 02110

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 1, 1998:

Name                                   Address                       % Ownership
----                                   -------                       -----------
Juvenile Diabetes Foundation           120 Wall Street                   8.67
  International                        New York, NY 10005-3904

Francis W. Hatch & S. Parker Gilbert   Attn: Lois B. Wetzell            10.48
  & Robert M. Pennoyer TR Trust        Sullivan & Cromwell
  U/I 12/11/39 FBO John H.C. Merck     125 Broad Street
                                       New York, NY 10004-2498

Francis W. Hatch & S. Parker Gilbert         Attn: Lois B. Wetzell                      10.48
  & Robert M. Pennoyer TR Trust              Sullivan & Cromwell
  U/ART 11 F FBO John H.C. Merck             125 Broad Street
                                             New York, NY 10004-2498

Lawrence Memorial Association                Attn: Peter Semenza                         6.18
                                             170 Governors Avenue
                                             Medford, MA 02155

The Catholic Church Extension Society        PO Box 1443                                 6.75
  USA LaSalle National Bank as Custodian     Chicago, IL 60690-1443
  A/C # 037464302-362998502

S. Parker Gilbert & Robert M.                Attn: Robert M. Pennoyer TR                 5.24
  Pennoyer T, Trust U/ART 11 (G)             Patterson, Belkapp, Webb & Tyler
  FBO George W. Merck                        1133 Avenue of the Americas
                                             New York, NY 10036

MD CO FBO Memorial Drive Trust               c/o MDT Advisors, Inc.                     18.54
                                             Attn: Kelly Corwin
                                             125 Cambridge Park Dr.
                                             Cambridge, MA 02140

The Raymond and Gertrude R. Saltman          Suite 105 East Cooper River Plaza           6.29
  Foundation                                 2400 McClellan Avenue
                                             Pennsauken, NJ 08109

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Bond/Global Alpha B Fund as of June 1, 1998:

Name                                         Address                                 % Ownership
----                                         -------                                 -----------
Bankers Trust Company TR                     Attn: Marshall Jones                       84.34
  GTE Service Corp. Pension Trust            GTE Investment Management
                                             One Stanford Forum
                                             Stanford, CT 06902

Bost & Co. A/CNYXF1783842                    Attn: Mutual Funds Operations              15.66
  FBO Bell Atlantic--Fixed Income            P.O. Box 3198
                                             Pittsburgh, PA 15230

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 1, 1998:

Name                                      Address                                  % Ownership
----                                      -------                                  -----------
Milbank Foundation For                    Attn: Chris K. Olander                      21.94
  Rehabilitation                          Executive Director
                                          60 East 42nd St., Room 1651
                                          New York, NY 10165

Yale University TR                        Attn: Linda Rockhill                        10.12
  Scripps League Newspapers               State Street Global Advisors
  Education & Research Fund               One International Place
                                          Boston, MA 02110

Yale University TR                        Attn: Linda Rockhill                         6.54
  Laila & Thurston Twigg Smith            State Street Global Advisors
  Unitrust                                One International Place
                                          Boston, MA 02110

Yale University TR                        Twigg-Smith Unitrust #2                      8.87
   U/A Trustee of Thurston & Sharon       State Street Global Advisors
                                          One International Place
                                          Boston, MA 02110

John E. Andrus Memorial, Inc.             Attn: Margaret Hackett                      12.33
                                          185 Old Broadway
                                          Hastings-On-Hudson, NY 10706

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Properties Fund as of June 1, 1998:

Name                                       Address                                 % Ownership
----                                       -------                                 -----------
Eyk Van Otterloo                           32 Foster Street                           70.78
                                           Marblehead, MA 01945

Cormorant Fund                             c/o Jeremy Grantham                         5.11
                                           40 Rowes Wharf
                                           Boston, MA 02210

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Bond/Global Alpha A Fund as of June 1, 1998:

Name                                     Address                               % Ownership
----                                     -------                               -----------
John D. & Catherine T.                   Attn: Lawrence L. Landry                 20.60
  MacArthur Foundation                   140 South Dearborn, Suite 1100
                                         Chicago, IL 60603

GMO Global Balanced Allocation Fund      Attn: Tara H. Oliver                     10.25
                                         c/o Grantham Mayo Van Otterloo & Co.
                                         40 Rowes Wharf
                                         Boston, MA 02110

Corning Retirement Master                Attn: Mr. Lindsay W. Brown               13.05
  Trust II                               One Riverfront Plaza
                                         HQ-E2-34
                                         Corning, NY 14831

The Andrew W. Mellon Foundation          140 E. 62nd Street                       11.71
                                         Attn: Kenneth J. Herr, Treasurer
                                         New York, NY 10021

Phillips Exeter Academy                  Attn: Joseph E. Fellows                  10.36
                                         20 Main St.
                                         Exeter, NH 03833

Catholic Bishop of Chicago               155 East Superior St.                     5.57
                                         Attn: John F. Benware
                                         Chicago, IL 60611

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended February 28, 1998 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on May 8, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Pelican Fund and the GMO Asia Fund) hereby incorporated in this Statement of Additional Information by reference.

                                    GMO TRUST

                          SPECIMEN PRICE-MAKE-UP SHEET

         Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Pelican Fund and the Asia Fund) offering shares of beneficial interest as of February 28, 1998, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 1998.

Core Fund-Class II
------------------
     Net Assets at Value (Equivalent to $19.98 per share
     based on 848,657 shares of beneficial interest
     outstanding)                                                 $   16,958,086

     Offering Price ($19.98 x 100/99.86)*                         $        20.01

Core Fund-Class III
-------------------
     Net Assets at Value (Equivalent to $19.99 per share
     based on 115,934,929 shares of beneficial interest
     outstanding)                                                 $2,317,103,212

     Offering Price ($19.99 x 100/99.86)*                         $        20.02

Core Fund-Class IV
-------------------
     Net Assets at Value (Equivalent to $19.99 per share
     based on 68,573,281 shares of beneficial interest
     outstanding)                                                 $1,370,534,843

     Offering Price ($19.99 x 100/99.86)*                         $        20.02

----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

International Core Fund-Class II
--------------------------------
     Net Assets at Value (Equivalent to $23.16 per share
     based on 539,724 shares of beneficial interest
     outstanding)                                                 $   12,500,387

     Offering Price ($23.16 x 100/99.40)*                         $        23.30

International Core Fund-Class III
---------------------------------
     Net Assets at Value (Equivalent to $23.20 per share
     based on 131,331,157 shares of beneficial interest
     outstanding)                                                 $3,046,509,668

     Offering Price ($23.20 x 100/99.40)*                         $        23.34

International Core Fund-Class IV
--------------------------------
     Net Assets at Value (Equivalent to $23.19 per share
     based on 29,449,788 shares of beneficial interest
     outstanding)                                                 $  682,952,207

     Offering Price ($23.19 x 100/99.40)*                         $        23.33

Growth Fund-Class III
---------------------
     Net Assets at Value (Equivalent to $4.38 per share
     based on 46,341,959 shares of beneficial interest
     outstanding)                                                 $  202,923,494

     Offering Price ($4.38 x 100/99.86)*                          $         4.39

Short-Term Income Fund-Class III
--------------------------------
     Net Assets at Value (Equivalent to $9.81 per share
     based on 3,810,783 shares of beneficial interest
     outstanding)                                                 $   37,376,752

     Offering Price                                               $         9.81

------------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Japan Fund-Class III
--------------------
     Net Assets at Value (Equivalent to $6.36 per share
     based on 23,446,166 shares of beneficial interest
     outstanding)                                                   $149,152,493

     Offering Price ($6.36 x 100/99.60)*                            $       6.39

Value Fund-Class III
--------------------
     Net Assets at Value (Equivalent to $14.33 per share
     based on 23,178,490 shares of beneficial interest
     outstanding)                                                   $332,103,322

     Offering Price ($14.33 x 100/99.86)*                           $      14.35

Tobacco-Free Core Fund-Class III
--------------------------------
     Net Assets at Value (Equivalent to $14.05 per share
     based on 7,114,000 shares of beneficial interest
     outstanding)                                                   $ 99,922,438

     Offering Price ($14.05 x 100/99.86)*                           $      14.07

Small Cap Value Fund-Class III
------------------------------
     Net Assets at Value (Equivalent to $18.28 per share
     based on 42,096,585 shares of beneficial interest
     outstanding)                                                   $769,612,286

     Offering Price ($18.28 x 100/99.50)*                           $      18.31

----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

International Small Companies Fund-Class III
--------------------------------------------
         Net Assets at Value (Equivalent to $12.22
         per share based on 19,163,810 shares of beneficial
         interest outstanding)                                                  $234,154,557

         Offering Price ($12.22 x 100/99.00)*                                   $      12.34

Fundamental Value Fund-Class III
----------------------------------
         Net Assets at Value (Equivalent to $11.92
         per share based on 10,655,373 shares
         of beneficial interest outstanding)                                    $127,036,283

         Offering Price ($11.92 x 100/99.85)*                                   $      11.94

U.S. Sector Fund-Class III
--------------------------
         Net Assets at Value (Equivalent to $8.53
         per share based on 8,299,546 shares
         of beneficial interest outstanding)                                    $ 70,822,838

         Offering Price ($8.53 x 100/99.73)*                                    $       8.55


------------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Emerging Markets Fund-Class III
-------------------------------
         Net Assets at Value (Equivalent to $9.56
         per share based on 95,539,011 shares
         of beneficial interest outstanding)                      $ 913,615,199

         Offering Price ($9.56 x 100/98.40)*                      $        9.72

Emerging Markets Fund-Class IV
-----------------------------
         Net Assets at Value (Equivalent to $9.56
         per share based on 70,302,469 shares of
         beneficial interest outstanding)                         $ 672,020,425

         Offering Price ($9.56 x 100/98.40)*                      $        9.72

International Bond Fund-Class III
---------------------------------
         Net Assets at Value (Equivalent to $10.45
         per share based on 28,048,515 shares of
         beneficial interest outstanding)                         $  293,022,142

         Offering Price ($10.45 x 100/99.85)*                     $        10.47

Emerging Country Debt Fund-Class III
------------------------------------
         Net Assets at Value (Equivalent to $11.64
         per share based on 39,550,731 shares of
         beneficial interest outstanding)                         $  460,386,606

         Offering Price ($11.64 x 100/99.50)*                     $        11.70

Emerging Country Debt Fund-Class IV
----------------------------------
         Net Assets at Value (Equivalent to $11.63
         per share based on 26,699,294 shares of
         beneficial interest outstanding)                         $  310,579,861

         Offering Price ($11.63 x 100/99.50)*                     $        11.69

Global Hedged Equity Fund-Class III
-----------------------------------
         Net Assets at Value (Equivalent to $8.72
         per share based on 19,571,340 shares of
         beneficial interest outstanding)                         $  170,705,669

         Offering Price ($8.72 x 100/99.63)*                      $         8.75

-----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Domestic Bond Fund-Class III
----------------------------
         Net Assets at Value (Equivalent to $10.26
         per share based on 42,034,709 shares of
         beneficial interest outstanding)                   $431,410,381

         Offering Price                                     $      10.26

Currency Hedged International Bond Fund-Class III
-------------------------------------------------
         Net Assets at Value (Equivalent to $10.66
         per share based on 30,095,080 shares of
         beneficial interest outstanding)                   $320,905,207

         Offering Price ($10.66 x 100/99.85)*               $      10.68

Currency Hedged International Core Fund-Class III
-------------------------------------------------
         Net Assets at Value (Equivalent to $11.92          $207,653,004
         per share based on 17,425,016 shares of
         beneficial interest outstanding)

         Offering Price ($11.92 x 100/99.40)*               $      11.99

Currency Hedged International Core Fund-Class IV
-------------------------------------------------
         Net Assets at Value (Equivalent to $11.92          $362,828,641
         per share based on 30,435,120 shares of
         beneficial interest outstanding)

         Offering Price ($11.92 x 100/99.40)*               $      11.99

----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Global Bond Fund-Class III
--------------------------
         Net Assets at Value (Equivalent to $10.15
         per share based on 10,349,491 shares of
         beneficial interest outstanding)                  $105,052,076

         Offering Price ($10.15 x 100/99.85)*               $     10.17


Global Balanced Allocation Fund-Class III
-----------------------------------------
         Net Assets at Value (Equivalent to $11.87
         per share based on 9,707,961 shares of
         beneficial interest outstanding)                  $115,279,566

         Offering Price ($11.87 x 100/99.65)*               $     11.91


----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

World Equity Allocation Fund-Class III
--------------------------------------
         Net Assets at Value (Equivalent to $10.39
         per share based on 4,904,301 shares of
         beneficial interest outstanding)                      $ 50,951,655

         Offering Price ($10.39 x 100/99.34)*                  $      10.46

REIT Fund-Class III
-------------------
         Net Assets at Value (Equivalent to $12.92
         per share based on 29,015,600 shares of beneficial
         interest outstanding)                                 $374,774,153

         Offering Price ($12.92 x 100/99.50)*                  $      12.98

Foreign Fund-Class II
---------------------
         Net Assets at Value (Equivalent to $12.09
         per share based on 4,460,629 shares of
         beneficial interest outstanding)                      $ 53,949,208

         Offering Price                                        $      12.09

----------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Foreign Fund-Class III
----------------------
         Net Assets at Value (Equivalent to $12.10
         per share based on 70,009,604 shares of
         beneficial interest outstanding)                      $847,427,349

         Offering Price                                        $      12.10

Foreign Fund-Class IV
---------------------
         Net Assets at Value (Equivalent to $12.11
         per share based on 18,152,694 shares of beneficial
         interest outstanding)                                 $219,784,667

         Offering Price                                        $      12.11

Global Properties Fund-Class III
--------------------------------
         Net Assets at Value (Equivalent to $10.14
         per share based on 992,142 shares of
         beneficial interest outstanding)                      $ 10,061,059

         Offering Price ($10.14 x 100/99.40)                   $      10.20


International Equity Allocation Fund-Class III
----------------------------------------------
         Net Assets at Value (Equivalent to $10.18
         per share based on 8,435,792 shares of
         beneficial interest outstanding)                      $ 85,875,507

         Offering Price ($10.18 x 100/99.20)                   $      10.26

Global (U.S.+) Equity Allocation Fund-Class III
-----------------------------------------------
         Net Assets at Value (Equivalent to $10.48
         per share based on 4,301,488 shares of
         beneficial interest outstanding)                      $ 45,101,000

         Offering Price ($10.48 x 100/99.53)                   $      10.53


---------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Small Cap Growth Fund-Class III

     Net Assets at Value (Equivalent to $12.28
     per share based on 32,547,633 shares of
     beneficial interest outstanding)                      $399,612,993

          Offering Price ($12.28 x 100/99.50)              $      12.34

Inflation Indexed Bond Fund-Class III

     Net Assets at Value (Equivalent to $10.04
     per share based on 2,556,935 shares of
     beneficial interest outstanding)                      $ 25,660,077

          Offering Price ($10.04 x 100/99.90)               $     10.05

U.S. Bond/Global Alpha A Fund-Class III

     Net Assets at Value (Equivalent to $10.60
     per share based on 21,548,708 shares of
     beneficial interest outstanding)                      $228,386,026

          Offering Price ($10.60 x 100/99.85)              $      10.62

U.S. Bond/Global Alpha B Fund-Class III

     Net Assets at Value (Equivalent to $10.14
     per share based on 37,541,918 shares of
     beneficial interest outstanding)                      $380,604,581

          Offering Price ($10.14 x 100/99.85)              $      10.16

Evolving Countries Fund-Class III

     Net Assets at Value (Equivalent to $8.61
     per share based on 4,612,685 shares of
     beneficial interest outstanding)                      $ 39,698,352

          Offering Price ($8.61 x 100/98.4)                $       8.75



---------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.